United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6165

(Investment Company Act File Number)

Federated Municipal Securities Income Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 08/31/17

Date of Reporting Period: 08/31/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
August 31, 2017
Share Class | Ticker	A | FMOAX	B | FMOBX	C | FMNCX
	F | FHTFX	Institutional | FMYIX

Federated Municipal High Yield Advantage Fund
Fund Established 1987

A Portfolio of Federated Municipal Securities Income Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2016 through August 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal High Yield Advantage Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2017 (“reporting period”), was 0.67% for Class A Shares, -0.09% for Class B Shares, -0.20% for Class C Shares, 0.66% for Class F Shares and 0.92% for Institutional Shares. The 0.92% total return of the Institutional Shares consisted of 4.16% of tax-exempt dividends and reinvestments and depreciation of -3.24% in the net asset value.1 The Fund's broad-based securities market index, the S&P Municipal Bond Index (the “Main Index”), had a total return of 0.92% during the reporting period. The total return of the 25% S&P A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index (the “Blended Index”)2 was 1.63% during the reporting period. The total return of the Morningstar High Yield Muni Funds Average (MHYMFA),3 a peer group average for the Fund, was 0.86% during the reporting period. The Fund's and the MHYMFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of any index.
During the reporting period, the Fund's investment strategy focused on: (a) security selection; (b) selection of intermediate- to long-term, tax-exempt municipal bonds that typically yield more than short-term, tax-exempt municipal bonds due to the upward sloping yield curve; (c) active adjustment of the Fund's duration4 (which indicates the portfolio sensitivity to changes in interest rates);5 (d) allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); and (e) credit quality.6 These were the most significant factors affecting the Fund's performance relative to the Blended Index during the reporting period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Market OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 1.54% in September of 2016 to a high of 2.63% in March of 2017 and averaged 2.22%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Inflation showed signs of picking up in recent months; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent over the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are
Annual Shareholder Report

essential. The labor market continued to strengthen as economic activity expanded at a moderate pace. Job gains remained solid and the unemployment rate stayed near its lows during the reporting period. Measures of consumer and business sentiment also improved. There remained considerable uncertainty about the prospects for changes in fiscal and other government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. The vote by the United Kingdom to leave the European Union (“Brexit”) resulted in immediate asset price volatility and some financial markets, particularly certain foreign exchange markets, experienced brief periods of strained liquidity. Safe haven asset prices appreciated substantially, but broad-based market dislocations did not develop. Overall, the negative sentiment surrounding the Brexit outcome was subsequently alleviated by expectations of the central banks being more accommodative. Nevertheless, several long-term global risks related to Brexit remained such as the potential for conservative, populists political parties to gain influence in coming elections in Europe. France and Germany are of particular interest because of their leadership positions within the European Union. The populist loss in the French national elections created a relief rally for the markets concerning potential trade related impacts. There also continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices dropped further. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
Annual Shareholder Report

State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated7 general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continues to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as issuers were hesitant to add additional leverage and the economic benefits of refunding existing debt became less advantageous. Flows from investors into intermediate, long and high-yield municipal bonds were positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
SECURITY SELECTION
Individual security selection was the factor that contributed most negatively to Fund performance relative to the Blended Index during the reporting period. A number of holdings were advance refunded (which results in future principal and interest payments being secured or guaranteed by cash or U.S. Treasury securities held in an escrow account); these positions had a positive impact on relative performance. However, several distressed credits and a mix of Tobacco holdings that were less aggressive than the Blended Index acted as a drag on Fund performance.
YIELD CURVE AND MATURITY
During the reporting period, the Fund's distribution of maturities along the yield curve, relative to the Blended Index, contributed negatively to Fund performance. In particular, the Fund's relative underweight of long bonds trading at a discount–which better captured the benefit of falling rates–was the main factor behind this lag.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration was 5.3 years, up from 5.2 years at the beginning of the reporting period. Duration management remained a significant component of the Fund's investment strategy. During the reporting period, the Fund's duration was generally 85-90% of the Blended Index. Overall, the Fund's duration made a negative contribution to Fund performance relative to the Blended Index.
Annual Shareholder Report

SECTOR allocation
During the reporting period, the Fund's best-performing sectors were Local General Obligations, Life Care, and Tobacco Settlement bonds. Lagging sectors included State General Obligation, Appropriation and Other Utility bonds. As a whole, the Fund's sector allocations contributed positively to Fund performance relative to the Blended Index during the reporting period.
CREDIT QUALITY7
During the reporting period, the lowest-rated part of the Blended Index–bonds rated lower than “B” – saw strongly negative returns. This portion of the Blended Index is dominated by various Puerto Rico bonds and performed poorly as Puerto Rico's financial situation deteriorated. The Fund's underweight position in bonds with these ratings–particularly Puerto Rico bonds–was the main reason that credit quality allocation contributed positively to Fund performance versus the Blended Index.
1	Income may be subject to state taxes, local taxes and the federal alternative minimum tax for individuals or corporations.
2	The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's investment adviser (“Adviser”) believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Main Index and the Blended Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MHYMFA.
4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Municipal High Yield Advantage Fund (the “Fund”) from August 31, 2007 to August 31, 2017, compared to the S&P Municipal Bond Index (Main Index),2 S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index, a custom blended index (Blended Index),3 and the Morningstar High Yield Muni Funds Average (MHYMFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of A $10,000 Investment
Growth of $10,000 as of August 31, 2017
■	The returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
■	Total returns shown for Class F Shares include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge =$9,900) and the maximum contingent deferred sales charge of 1.00% as applicable.

The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 8/31/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-3.89%	3.59%	4.04%
Class B Shares	-5.41%	3.40%	3.90%
Class C Shares	-1.16%	3.74%	3.74%
Class F Shares	-1.26%	4.34%	4.41%
Institutional Shares[5]	0.92%	4.74%	4.58%
Main Index	0.92%	3.31%	4.65%
Blended Index	1.63%	4.65%	5.10%
MHYMFA	0.86%	4.23%	4.18%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than three years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Main Index, Blended Index and MHYMFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to AMT. Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Main Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The Main Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Blended Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more. The Blended Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The Blended Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's Institutional Shares commenced operations on June 11, 2013. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class F Shares, adjusted to reflect the expenses of the Fund's Institutional Shares for each year for which the Fund's Institutional Shares expenses would have exceeded the actual expenses paid by the Fund's Class F Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At August 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Senior Care	10.8%
Pre-refunded	9.7%
Education	8.9%
Industrial Development Bond/Pollution Control Revenue Bond	8.7%
Incremental Tax	7.9%
Hospital	7.6%
Dedicated Tax	7.6%
Tobacco	6.0%
Water and Sewer	4.6%
Toll Road	4.1%
Other[2]	23.2%
Other Assets and Liabilities—Net[3]	0.9%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 75.9% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
August 31, 2017
Principal Amount			Value
		MUNICIPAL BONDS—98.5%
		Alabama—1.5%
$2,000,000		Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.00%, (United States Treasury PRF 10/1/2020@100)/(Original Issue Yield: 6.25%), 10/1/2040	$2,299,900
500,000		Huntsville, AL Special Care Facilities Financing Authority (Redstone Village), Retirement Facilities Revenue Bonds (Series 2011A), 7.50%, (Original Issue Yield: 7.625%), 1/1/2047	529,165
1,500,000		Huntsville, AL Special Care Facilities Financing Authority (Redstone Village), Retirement Facility Revenue Bonds (Series 2007), 5.50%, (Original Issue Yield: 5.60%), 1/1/2043	1,410,060
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013-A), 5.50%, (AGM INS)/(Original Issue Yield: 5.65%), 10/1/2053	2,296,180
2,000,000		Jefferson County, AL Sewer System, Senior Lien Sewer Revenue Current Interest Warrants (Series 2013A), 5.25%, (AGM INS), 10/1/2048	2,284,380
835,000		Selma, AL IDB (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2010A), 5.80%, 5/1/2034	920,521
		TOTAL	9,740,206
		Alaska—0.4%
1,000,000	[1,2]	Alaska Industrial Development and Export Authority (Boys & Girls Home & Family Services, Inc.), Community Provider Revenue Bonds (Series 2007C), 6.00%, 12/1/2036	92,400
2,000,000	[3]	Koyukuk, AK (Tanana Chiefs Conference Health Care), Revenue Bonds (Series 2011), 7.75%, (United States Treasury PRF 10/1/2019@100)/(Original Issue Yield: 8.125%), 10/1/2041	2,276,060
		TOTAL	2,368,460
		Arizona—2.5%
1,500,000		Maricopa County, AZ Pollution Control Corp., (El Paso Electric Co.), PCR Refunding Bonds (Series 2009A), 7.25%, 2/1/2040	1,621,500
4,000,000		Maricopa County, AZ Pollution Control Corp., (Public Service Co., NM), PCR Refunding Bonds (Series 2003A), 6.25%, 1/1/2038	4,380,600
1,000,000	[3]	Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.00%, 7/1/2047	1,020,510
1,500,000		Phoenix, AZ IDA (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2044	1,598,985
1,000,000		Phoenix, AZ IDA (Great Heart Academies), Education Facility Revenue Bonds (Series 2016A), 5.00%, 7/1/2046	1,072,890
1,385,000		Pima County, AZ IDA (Tucson Electric Power Co.), PCRBs (Series 2009A), 4.95%, 10/1/2020	1,493,958
3,570,000		Salt River Project, AZ Agricultural Improvement & Power District, Revenue Refunding Bonds (Series 2015A), 5.00%, 12/1/2041	4,173,223
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Arizona—continued
$430,000	[3]	Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.00%, 7/15/2027	$469,418
		TOTAL	15,831,084
		California—9.0%
750,000	[3]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	826,823
565,000	[3]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.00%, 7/1/2045	625,048
500,000	[3]	California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2017A), 5.00%, 7/1/2047	564,585
2,500,000		California State, Various Purpose UT GO Bonds, 5.25%, 10/1/2029	2,725,425
2,500,000		California State, Various Purpose UT GO Bonds, 6.00%, (Original Issue Yield: 6.10%), 4/1/2038	2,694,925
2,250,000	[3]	California Statewide CDA (Loma Linda University Medical Center ), Revenue Bonds (Series 2016A), 5.25%, 12/1/2056	2,466,225
1,015,000	[3]	California Statewide CDA MFH (Magnolia City Lights Project), Revenue Bonds (Series 1999X), 6.65%, 7/1/2039	1,016,188
2,000,000		Chula Vista, CA, COPs, 5.50%, (United States Treasury PRF 3/1/2020@100)/(Original Issue Yield: 5.88%), 3/1/2033	2,229,040
1,555,000		Community Facilities District No. 2016 of the County of Orange (CFD 2016-1 (Village of Esencia)), Special Tax Revenue Bonds (Series 2016A), 5.00%, 8/15/2046	1,743,124
500,000		Corona-Norco USDT Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.00%, 9/1/2032	561,245
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013A), 6.00%, (Original Issue Yield: 6.40%), 1/15/2053	3,446,700
500,000		Golden State Tobacco Securitization Corp., CA (California State), Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2013A), 5.00%, 6/1/2029	583,770
2,000,000		Golden State Tobacco Securitization Corp., CA (California State), Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2015A), 5.00%, 6/1/2045	2,295,540
6,245,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	6,244,438
95,000		Irvine, CA (Irvine, CA Reassessment District No. 13-1), LO Improvement Bonds, 5.00%, 9/2/2028	107,557
365,000		Irvine, CA (Irvine, CA Reassessment District No. 13-1), LO Improvement Bonds, 5.00%, 9/2/2029	410,439
180,000		Irvine, CA (Irvine, CA Reassessment District No. 13-1), LO Improvement Bonds, 5.00%, 9/2/2030	201,175
1,300,000		Irvine, CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 4), Special Tax Bonds (Series 2016), 4.00%, 9/1/2049	1,351,116
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$1,000,000		Irvine, CA Community Facilities District No. 2013-3 (Great Park Improvement Area No.1), Special Tax Bonds (Series 2014), 5.00%, 9/1/2049	$1,095,850
3,000,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Electric/Power System)), Revenue Refunding Bonds (Series 2017B), 5.00%, 7/1/2038	3,587,670
850,000		Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2017A), 5.00%, 5/15/2047	985,201
1,000,000		Los Angeles, CA Harbor Department, Revenue Refunding Bonds (Series 2014A), 5.00%, 8/1/2044	1,130,730
2,500,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 7.00%, (Citigroup, Inc. GTD), 11/1/2034	3,609,575
1,000,000		Palomar Health, CA Revenue, (Series 2016), 5.00%, 11/1/2039	1,115,880
495,000		Poway, CA USDT (Community Facilities District No. 6 (4S Ranch)), Special Tax Bonds (Series 2012), 5.00%, 9/1/2033	545,480
2,000,000		Riverside County, CA Redevelopment Agency (Desert Communities Redevelopment Project Area), Tax Allocation Bonds (Series 2010D), 6.00%, (United States Treasury PRF 10/1/2020@100)/(Original Issue Yield: 6.02%), 10/1/2037	2,306,160
1,500,000		Riverside County, CA Redevelopment Agency (Interstate 215 Corridor Redevelopment Project Area), Tax Allocation Bonds (Series 2010E), 6.50%, (United States Treasury PRF 10/1/2020@100)/(Original Issue Yield: 6.53%), 10/1/2040	1,752,360
1,000,000		Roseville, CA Special Tax (Fiddyment Ranch CFD No. 1), Special Tax Refunding Revenue Bonds (Series 2017), 5.00%, 9/1/2034	1,152,390
349,000	[1]	San Bernardino County, CA Housing Authority (Glen Aire Park & Pacific Palms), Subordinated Revenue Bonds, 7.25%, 4/15/2042	166,197
1,250,000		San Buenaventura, CA (Community Memorial Health System), Revenue Bonds (Series 2011), 8.00%, 12/1/2031	1,507,537
1,000,000		San Diego County, CA Regional Airport Authority, Subordinate Airport Revenue Bonds (Series 2017B), 5.00%, 7/1/2047	1,155,350
1,000,000		San Francisco, CA City & County Redevelopment Financing Agency (Mission Bay North Redevelopment), Tax Allocation Bonds (Series 2011C), 6.75%, (United States Treasury PRF 2/1/2021@100)/(Original Issue Yield: 6.86%), 8/1/2041	1,196,000
1,280,000		San Francisco, CA City & County Redevelopment Financing Agency (Mission Bay North Redevelopment), Tax Allocation Refunding Bonds (Series 2016A), 5.00%, (National Public Finance Guarantee Corporation INS), 8/1/2041	1,476,787
500,000		San Francisco, CA City & County Redevelopment Financing Agency (Mission Bay South Redevelopment), Tax Allocation Refunding Bonds (Series 2016C), 5.00%, (National Public Finance Guarantee Corporation INS), 8/1/2041	576,450
2,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-1), 6.25%, 3/1/2034	2,333,580
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$1,250,000		Santa Margarita, CA Water District Community Facilities District No. 2013-1, Special Tax Bonds (Series 2013), 5.625%, (Original Issue Yield: 5.70%), 9/1/2043	$1,400,050
990,000		Western Riverside Water & Wastewater Financing Authority, CA, Local Agency Revenue Refunding Bonds (Series 2016A), 5.00%, 9/1/2044	1,107,860
		TOTAL	58,294,470
		Colorado—7.6%
1,500,000		Base Village Metropolitan District No. 2, LT GO Refunding Bonds (Series 2016A), 5.75%, 12/1/2046	1,569,435
2,000,000		Castle Oaks, CO Metropolitan District No. 3, LT GO Bonds (Series 2015), 6.25%, 12/1/2044	2,131,300
825,000		Castle Oaks, CO Metropolitan District No. 3, LT GO Completion Bonds (Series 2016), 5.50%, 12/1/2045	849,965
3,000,000		Centerra Metropolitian District No. 1, CO, Special Revenue Refunding and Improvement Bonds (Series 2017), 5.00%, (Original Issue Yield: 5.10%), 12/1/2047	3,048,420
2,000,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 5.625%, (Original Issue Yield: 5.79%), 12/1/2038	2,270,240
1,250,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2013A), 6.00%, 12/1/2038	1,449,075
1,000,000		Central Platte Valley, CO Metropolitan District, GO Refunding Bonds (Series 2014), 5.00%, 12/1/2043	1,032,080
2,000,000		Colliers Hill, CO Metropolitan District No. 2, GO LT Bonds (Series 2017A), 6.50%, 12/1/2047	2,035,460
1,000,000	[3]	Colorado Educational & Cultural Facilities Authority (Loveland Classical School), School Improvement Revenue Bonds (Series 2016), 5.00%, 7/1/2046	1,014,410
1,000,000		Colorado Educational & Cultural Facilities Authority (Monument Academy Charter School), Charter School Revenue Bonds (Series 2007A), 6.00%, (United States Treasury PRF 10/1/2017@100), 10/1/2037	1,004,290
1,625,000		Colorado Educational & Cultural Facilities Authority (Skyview Academy), Charter School Refunding & Improvement Revenue Bonds (Series 2014), 5.50%, 7/1/2049	1,668,209
1,000,000	[3]	Colorado Educational & Cultural Facilities Authority (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.00%, (Original Issue Yield: 5.02%), 12/15/2045	1,014,160
1,500,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.00%, 1/1/2037	1,576,020
1,100,000		Colorado Health Facilities Authority (Total Longterm Care National Obligated Group), Revenue Bonds (Series 2010A), 6.25%, (United States Treasury PRF 11/15/2020@100), 11/15/2040	1,279,157
800,000		Colorado Health Facilities Authority (Volunteers of America Care Facilities), Health & Residential Care Facilities Revenue Bonds (Series 2007), 5.30%, 7/1/2037	798,768
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$2,000,000		Colorado High Performance Transprtnenterprise Revenue, C-470 Express Lanes Senior Revenue Bonds (Series 2017), 5.00%, 12/31/2056	$2,214,080
2,000,000		Colorado State Health Facilities Authority Revenue (Frasier Meadows Manor, Inc.), (Series 2017A), 5.25%, 5/15/2047	2,114,020
1,500,000		Copperleaf Metropolitan District No. 2, CO, LT GO Refunding Bonds (Series 2015), 5.75%, 12/1/2045	1,591,155
1,250,000		Denver Connection West Metropolitan District, LT GO Bonds (Series 2017A), 5.375%, 8/1/2047	1,251,537
500,000		Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.00%, 12/1/2040	565,555
1,000,000	[3]	Denver, CO Health & Hospital Authority, Revenue Refunding Bonds (Series 2017A), 5.00%, 12/1/2034	1,117,240
230,000		Eagle County, CO Air Terminal Corp., Airport Terminal Project Revenue Improvement Bonds (Series 2006B), 5.25%, 5/1/2020	230,453
750,000		Eagle County, CO Air Terminal Corp., Revenue Refunding Bonds (Series 2011A), 6.00%, 5/1/2027	803,258
1,250,000		Leyden Rock Metropolitan District No. 10, CO, LT GO Refunding & Improvement Bonds (Series 2016A), 5.00%, 12/1/2045	1,273,500
2,500,000		North Range, CO Metropolitan District No. 2, LT GO and Special Revenue Refunding and Improvement Bonds (Series 2017A), 5.75%, 12/1/2047	2,534,150
1,500,000		Park 70 Metropolitan District, CO, GO Refunding and Improvement Bonds (Series 2016), 5.00%, 12/1/2046	1,620,960
2,000,000		Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds (Series 2008), 6.25%, (Bank of America Corp. GTD)/(Original Issue Yield: 6.63%), 11/15/2028	2,546,640
1,500,000		Sierra Ridge Metropolitan District No. 2, LT GO Bonds (Series 2016A), 5.50%, 12/1/2046	1,531,755
2,000,000		STC Metropolitan District No. 2, CO, LT GO Senior Bonds (Series 2015A), 6.00%, (Original Issue Yield: 6.25%), 12/1/2038	2,004,940
1,500,000		Sterling Ranch Community Authority Board, CO (Sterling Ranch Metropolitan District No. 2, CO), Limited Tax Supported Revenue Senior Bonds (Series 2015A), 5.75%, (Original Issue Yield: 5.83%), 12/1/2045	1,513,545
1,030,000		Tallyn's Reach Metropolitan District No. 3, CO, LT GO Refunding & Improvement Bonds (Series 2013), 5.125%, 11/1/2038	1,076,700
2,000,000		Three Springs Metropolitan District No. 3, CO, Property Tax Supported Revenue Bonds (Series 2010), 7.75%, 12/1/2039	2,092,080
		TOTAL	48,822,557
		Connecticut—0.5%
1,000,000		Connecticut Development Authority (Bombardier, Inc.), Airport Facility Revenue Bonds, 7.95%, 4/1/2026	975,780
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Connecticut—continued
$1,835,000	[3]	Mohegan Tribe of Indians of Connecticut Gaming Authority, Priority Distribution Payment Refunding Bonds (Series 2015C), 6.25%, (Original Issue Yield: 6.375%), 2/1/2030	$1,951,137
		TOTAL	2,926,917
		Delaware—0.5%
1,350,000	[3]	Delaware EDA (ASPIRA of Delaware Charter Operations, Inc.), Charter School Revenue Bonds (Series 2016A), 5.00%, 6/1/2051	1,374,125
1,905,000		Delaware EDA (Delmarva Power and Light Co.), Gas Facilities Refunding Bonds, 5.40%, 2/1/2031	2,087,594
		TOTAL	3,461,719
		District of Columbia—1.0%
1,030,000		District of Columbia (KIPP DC), Revenue Bonds (Series 2013A), 6.00%, 7/1/2043	1,193,585
2,000,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2012A), 5.00%, 6/1/2042	2,117,040
1,000,000		District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.00%, 6/1/2046	1,081,600
1,000,000		District of Columbia Revenue (Ingleside at Rock Creek), Project Revenue Bonds (Series 2017A), 5.00%, (Original Issue Yield: 5.25%), 7/1/2052	1,013,120
1,000,000		Metropolitan Washington, DC Airports Authority, Revenue Refunding Bonds (Series 2017A), 5.00%, 10/1/2047	1,155,930
		TOTAL	6,561,275
		Florida—5.9%
3,000,000		Alachua County, FL (North Florida Retirement Village, Inc,), IDRBs (Series 2007A), 5.875%, 11/15/2042	3,010,620
970,000		Arborwood, FL Community Development District, Capital Improvement Revenue Bonds (Series 2005A-2), 5.35%, 5/1/2036	970,107
160,000		Arborwood, FL Community Development District, Special Assessment Revenue Bonds (Series 2014A-1), 6.90%, (Original Issue Yield: 6.90%), 5/1/2036	176,659
104,232	[1]	Capital Trust Agency, FL (Atlantic Housing Foundation Properties), Housing Revenue Notes, 5.95%, 1/15/2039	2,591
3,000,000	[3]	Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), 8.25%, (Original Issue Yield: 8.375%), 5/15/2049	3,346,710
1,000,000		Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.00%, 10/1/2040	1,128,810
1,000,000		Lakewood Ranch Stewardship District, FL (Lakewood Centre North), Special Assessment Revenue Bonds (Series 2015), 4.875%, (Original Issue Yield: 4.96%), 5/1/2045	1,015,340
1,000,000		Lakewood Ranch Stewardship District, FL (Lakewood National & Polo Run), Special Assessment Bonds, 5.375%, (Original Issue Yield: 5.40%), 5/1/2047	1,030,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$1,405,000		Lakewood Ranch Stewardship District, FL (Villages of Lakewood Ranch South), Special Assessment Revenue Bonds (Series 2016), 5.125%, (Original Issue Yield: 5.16%), 5/1/2046	$1,429,995
2,000,000		Lee County, FL IDA (Cypress Cove at Healthpark), Healthcare Facilities Refunding Revenue Bonds (Series 2012), 6.50%, 10/1/2047	2,174,280
2,000,000		Martin County, FL Health Facilities Authority (Martin Memorial Medical Center), Hospital Revenue Bonds (Series 2012), 5.50%, (Original Issue Yield: 5.53%), 11/15/2042	2,200,240
2,000,000		Martin County, FL IDA (Indiantown Cogeneration, L.P.), Industrial Development Refunding Revenue Bonds (Series 2013), 4.20%, 12/15/2025	2,054,920
2,000,000	[3]	Miami, FL, SO Non-Ad Valorem Revenue Refunding Bonds (Series 2012), 5.00%, 3/1/2030	2,227,360
1,000,000		Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2014A), 5.00%, 10/1/2036	1,134,940
4,000,000		Miami-Dade County, FL Transit System Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	4,556,120
745,000		Midtown Miami, FL Community Development District, Special Assessment & Revenue Refunding Bonds (Series 2014A), 5.00%, (Original Issue Yield: 5.25%), 5/1/2037	788,597
1,710,000	[3]	Palm Beach County, FL (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), Tax-Exempt Revenue Bonds (Series 2005A), 6.75%, 5/15/2035	1,710,239
1,000,000		Palm Beach County, FL Health Facilities Authority (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), 7.50%, (Original Issue Yield: 7.625%), 6/1/2049	1,220,130
1,405,000		Pinellas County, FL Educational Facilities Authority (Pinellas Preparatory Academy), Revenue Bonds (Series 2011A), 7.125%, 9/15/2041	1,511,611
145,000	[1,2]	Reunion East Community Development District, FL, Special Assessment Bonds (Series 2002A-1), 7.375%, 5/1/2033	1
155,000		Reunion East Community Development District, FL, Special Assessment Refunding Bonds (2015-1), 6.60%, 5/1/2033	160,343
1,000,000		South Lake County, FL Hospital District (South Lake Hospital, Inc.), Revenue Bonds (Series 2009A), 6.25%, (Original Issue Yield: 6.30%), 4/1/2039	1,067,190
10,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 1), 6.55%, 5/1/2027	10,038
1,220,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,220,037
290,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-1), 6.10%, (Step Coupon 11/1/2021@6.61%)/(Original Issue Yield: 6.93%), 5/1/2040	179,823
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—continued
$175,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-2), 6.10%, (Step Coupon 11/1/2024@6.61%)/(Original Issue Yield: 6.752%), 5/1/2040	$90,947
190,000	[1,2]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2015-3), 6.61%, 5/1/2040	2
155,000	[1,2]	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 3), 6.55%, 5/1/2027	2
55,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-2), 6.61%, 5/1/2039	55,001
135,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-3), 0.00%, (Step Coupon 5/1/2019@6.61%), 5/1/2040	81,041
70,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series A-4), 0.00%, (Step Coupon 5/1/2022@6.61%), 5/1/2040	31,136
200,000		Tolomato Community Development District, FL, Special Assessment Revenue Refunding Bonds (Series A-1), 6.55%, (Original Issue Yield: 6.60%), 5/1/2027	200,086
945,000		Verandah West, FL Community Development District, Capital Improvement Revenue Refunding Bonds (Series 2013), 5.00%, (Original Issue Yield: 5.125%), 5/1/2033	964,694
2,000,000		Willow Walk, FL Community Development District, Special Assessment Bonds (Series 2015), 5.625%, 5/1/2045	2,015,800
		TOTAL	37,766,130
		Georgia—1.8%
1,645,000		Atlanta, GA Development Authority Senior Health Care Facilities (Georgia Proton Treatment Center), Revenue Bonds (Series 2017A-1), 7.00%, (Original Issue Yield: 7.25%), 1/1/2040	1,723,647
4,000,000		Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.25%, (United States Treasury PRF 11/1/2019@100)/(Original Issue Yield: 6.38%), 11/1/2039	4,457,760
4,000,000		Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.00%, 11/1/2040	4,654,200
1,000,000		Medical Center Hospital Authority, GA (Spring Harbor at Green Island), Revenue Refunding Bonds (Series 2007), 5.25%, 7/1/2037	1,000,110
		TOTAL	11,835,717
		Guam—0.6%
645,000		Guam Government Business Privilege Tax, Business Privilege Tax Bonds (Series 2012B), 5.00%, 1/1/2037	674,573
500,000		Guam Government LO (Section 30), Bonds (Series 2009A), 5.75%, (United States Treasury PRF 12/1/2019@100)/(Original Issue Yield: 6.00%), 12/1/2034	553,625
1,000,000		Guam Government LO (Section 30), Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2046	1,099,350
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Guam—continued
$1,000,000	Guam International Airport Authority, General Revenue Bonds (Series 2013C), 6.125%, (AGM INS)/(Original Issue Yield: 6.23%), 10/1/2043	$1,176,200
500,000	Guam Power Authority, Revenue Bonds (Series 2012A), 5.00%, 10/1/2034	531,520
	TOTAL	4,035,268
	Hawaii—0.8%
1,000,000	Hawaii State Department of Budget & Finance (15 Craigside), Special Purpose Senior Living Revenue Bonds (Series A), 9.00%, (United States Treasury PRF 11/15/2019@100)/(Original Issue Yield: 9.15%), 11/15/2044	1,174,120
3,660,000	Hawaii State Department of Budget & Finance (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.50%, 7/1/2039	3,955,801
	TOTAL	5,129,921
	Idaho—0.5%
3,000,000	Idaho Health Facilities Authority (Terraces of Boise), Revenue Bonds (Series 2013A), 8.125%, (Original Issue Yield: 8.25%), 10/1/2049	3,235,950
	Illinois—8.2%
1,000,000	Chicago, IL Board of Education, UT GO Dedicated Revenue Bonds (Series 2017A), 7.00%, (Original Issue Yield: 7.65%), 12/1/2046	1,172,830
500,000	Chicago, IL Motor Fuel Tax, Motor Fuel Tax Revenue Refunding Bonds (Series 2013), 5.00%, (AGM INS), 1/1/2033	543,730
385,000	Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.00%, 1/1/2041	439,863
3,000,000	Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016D), 5.00%, 1/1/2052	3,409,140
1,510,000	Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2017D), 5.00%, 1/1/2052	1,696,560
275,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.75%, 1/1/2039	312,087
1,475,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.75%, (United States Treasury PRF 1/1/2021@100), 1/1/2039	1,700,424
2,500,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), 6.50%, (United States Treasury PRF 1/1/2021@100), 1/1/2041	2,943,325
1,000,000	Chicago, IL Sales Tax, Revenue Refunding Bonds (Series 2002), 5.00%, 1/1/2032	1,109,880
1,250,000	Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.00%, 11/1/2044	1,353,050
2,000,000	Chicago, IL, Refunding UT GO Bonds (Series 2015C), 5.00%, 1/1/2038	2,105,660
3,000,000	Chicago, IL, UT GO Bonds (Series 2009C), 5.00%, (Original Issue Yield: 5.16%), 1/1/2034	3,050,520
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—continued
$3,000,000	Chicago, IL, UT GO Bonds (Series 2015A), 5.50%, 1/1/2033	$3,289,380
3,000,000	Chicago, IL, UT GO Refunding Bonds (Series 2014A), 5.00%, 1/1/2035	3,145,680
1,500,000	Chicago, IL, UT GO Refunding Bonds (Series 2017A), 6.00%, 1/1/2038	1,732,935
415,000	DuPage County, IL (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	415,232
1,710,000	Illinois Finance Authority (Admiral at the Lake), Revenue Bonds (Series 2010A), 8.00%, 5/15/2046	1,891,089
900,000	Illinois Finance Authority (Dekalb Supportive Living Facility), MFH Revenue Bonds (Series 2007), 6.10%, 12/1/2041	911,646
1,000,000	Illinois Finance Authority (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, (Original Issue Yield: 5.70%), 2/15/2037	1,000,070
1,000,000	Illinois Finance Authority (Friendship Village of Schaumburg), Revenue Bonds (Series 2010), 7.25%, (Original Issue Yield: 7.375%), 2/15/2045	1,042,680
1,250,000	Illinois Finance Authority (Noble Network of Charter Schools), Education Revenue Bonds (Series 2015), 5.00%, 9/1/2032	1,313,975
1,500,000	Illinois Finance Authority (Uno Charter School Network, Inc.), Charter School Refunding & Improvement Revenue Bonds (Series 2011A), 7.125%, 10/1/2041	1,649,415
1,100,000	Illinois Finance Authority Educational Facility Revenue (Rogers Park Montessori School Project), Senior Revenue Bonds (Series 2014A), 6.125%, 2/1/2045	1,157,915
2,000,000	Illinois State, UT GO Bonds (Series 2013A), 5.00%, 4/1/2035	2,073,780
1,000,000	Illinois State, UT GO Bonds (Series February 2014), 5.00%, (Original Issue Yield: 5.04%), 2/1/2039	1,035,450
2,025,000	Illinois State, UT GO Bonds (Series June 2013), 5.50%, (Original Issue Yield: 5.65%), 7/1/2038	2,187,000
1,485,000	Illinois State, UT GO Bonds (Series May 2014), 5.00%, 5/1/2023	1,636,797
410,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	443,706
2,000,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2015A), 5.50%, 6/15/2053	2,152,720
1,600,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.00%, (Original Issue Yield: 6.10%), 6/1/2028	1,823,888
2,000,000	Southwestern, IL Development Authority (Memorial Group, Inc.), Health Facility Revenue Bonds (Series 2013), 7.625%, (United States Treasury PRF 11/1/2023@100)/(Original Issue Yield: 7.95%), 11/1/2048	2,739,620
1,400,000	Will-Kankakee, IL Regional Development Authority (Senior Estates Supportive Living), MFH Revenue Bonds (Series 2007), 7.00%, 12/1/2042	1,433,544
	TOTAL	52,913,591
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—1.6%
$1,250,000		Carmel, IN (Barrington of Carmel), Revenue Bonds (Series 2012A), 7.125%, (Original Issue Yield: 7.20%), 11/15/2042	$1,364,087
1,000,000		Carmel, IN (Barrington of Carmel), Revenue Bonds (Series 2012A), 7.125%, (Original Issue Yield: 7.30%), 11/15/2047	1,088,890
4,000,000		Indiana State Finance Authority (Ohio River Bridges East End Crossing), Tax-Exempt Private Activity Bonds (Series 2013), 5.25%, 1/1/2051	4,331,160
2,000,000		Rockport, IN (AK Steel Corp.), Revenue Refunding Bonds (Series 2012-A), 7.00%, 6/1/2028	2,067,080
1,000,000		Whiting, IN Environmental Facilities, Revenue Bonds (Series 2016A), 5.00% TOBs, Mandatory Tender 3/1/2023	1,159,000
		TOTAL	10,010,217
		Iowa—1.6%
994,700		Iowa Finance Authority (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014A), 2.70%, 11/15/2046	1,089,196
186,592	[1]	Iowa Finance Authority (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.00%, 5/15/2056	1,935
3,000,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.25%, (Original Issue Yield: 5.30%), 12/1/2025	3,201,090
1,000,000		Iowa Finance Authority (Iowa Fertilizer Co. LLC), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50%, 12/1/2022	1,020,820
3,750,000		Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.50%, (Original Issue Yield: 5.78%), 6/1/2042	3,757,500
1,060,000		Xenia Rural Water District, Water Revenue Refunding Capital Loan Notes (Series 2016), 5.00%, 12/1/2041	1,181,116
		TOTAL	10,251,657
		Kansas—0.8%
2,000,000		Kansas State Development Finance Authority (Adventist Health System/Sunbelt Obligated Group), Revenue Bonds, 5.75%, (Original Issue Yield: 5.95%), 11/15/2038	2,191,460
1,000,000		Manhattan, KS IDRBs (Farrar Corp. Project), Industrial Revenue Bonds (Series 2007), 5.50%, (Original Issue Yield: 5.55%), 8/1/2021	898,830
2,015,000		Norwich, KS (Farrar Corp. Project), Industrial Revenue Bonds (Series 2006), 5.90%, 8/1/2021	1,802,699
10,000		Sedgwick & Shawnee Counties, KS, SFM Revenue Bonds (Series 1997A-1), 6.95%, (GNMA Home Mortgage Program COL), 6/1/2029	10,444
		TOTAL	4,903,433
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Kentucky—0.7%
$1,250,000		Kentucky EDFA (Miralea), Revenue Bonds (Series 2011A), 7.375%, (United States Treasury PRF 5/15/2021@100)/(Original Issue Yield: 7.40%), 5/15/2046	$1,532,250
3,000,000		Kentucky EDFA (Miralea), Revenue Bonds (Series 2016A), 5.00%, 5/15/2046	3,087,240
		TOTAL	4,619,490
		Louisiana—0.9%
1,500,000		Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center), Hospital Revenue Refunding Bonds (Series 2011A), 6.00%, (United States Treasury PRF 1/1/2021@100)/(Original Issue Yield: 6.05%), 1/1/2039	1,741,500
1,000,000		Louisiana Public Facilities Authority (Ochsner Clinic Foundation), Revenue Bonds (Series 2011), 6.50%, (United States Treasury PRF 5/15/2021@100)/(Original Issue Yield: 6.65%), 5/15/2037	1,196,160
1,000,000		Louisiana Public Facilities Authority (Ochsner Clinic Foundation), Revenue Refunding Bonds (Series 2016), 5.00%, 5/15/2047	1,117,160
1,500,000		Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.25%, 5/15/2035	1,640,220
		TOTAL	5,695,040
		Maine—0.7%
1,000,000		Maine Health & Higher Educational Facilities Authority (Eastern Maine Healthcare Systems Obligated Group), Revenue Bonds (Series 2016A), 5.00%, 7/1/2046	1,034,580
1,335,000		Maine Health & Higher Educational Facilities Authority (MaineGeneral Medical Center), Revenue Bonds (Series 2011), 7.50%, 7/1/2032	1,515,172
2,000,000	[3]	Maine State Finance Authority Solid Waste Disposal (Casella Waste Systems, Inc.), Revenue Bonds (Series 2005R-3), 5.25%, 1/1/2025	2,125,280
		TOTAL	4,675,032
		Maryland—1.9%
500,000		Baltimore, MD (Harbor Point), SO Refunding Bonds (Series 2016), 5.125%, (Original Issue Yield: 5.16%), 6/1/2043	516,150
1,500,000		Baltimore, MD Convention Center Hotel Revenue (Baltimore Hotel Corp.), Convention Center Hotel Revenue Refunding Bonds (Series 2017), 5.00%, 9/1/2046	1,706,115
955,000		Baltimore, MD SO (East Baltimore Research Park), SO Revenue Refunding Bonds (Series 2017A), 5.00%, 9/1/2038	1,017,667
1,995,000		Frederick County, MD (Jefferson Technology Park), Tax Increment & Special Tax B LO Bonds (Series 2013B), 7.125%, (Original Issue Yield: 7.30%), 7/1/2043	2,194,121
1,060,000		Maryland State EDC, (CONSOL Energy, Inc.), Port Facilities Refunding Revenue Bonds (Series 2010), 5.75%, 9/1/2025	1,091,524
2,385,000		Maryland State EDC, (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.75%, (Original Issue Yield: 5.875%), 6/1/2035	2,555,790
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Maryland—continued
$1,000,000	Maryland State EDC, (Purple Line Transit Partners LLC), Private Activity Revenue Bonds (Series 2016D Green Bonds), 5.00%, 3/31/2051	$1,111,710
1,000,000	Prince Georges County, MD Revenue Authority (Suitland-Naylor Road Project), SO Bonds (Series 2016), 5.00%, 7/1/2046	1,001,420
1,000,000	Westminster, MD (Lutheran Village at Miller's Grant, Inc.), Revenue Bonds (Series 2014A), 6.25%, (Original Issue Yield: 6.30%), 7/1/2044	1,087,190
	TOTAL	12,281,687
	Massachusetts—1.2%
2,500,000	Commonwealth of Massachusetts, UT GO Bonds (Consolidated Loan of 2016 Series A), 5.00%, 3/1/2046	2,892,300
2,000,000	Massachusetts Development Finance Agency (Partners Healthcare Systems), Revenue Refunding Bonds (Series 2016Q), 5.00%, 7/1/2047	2,278,080
2,000,000	Massachusetts Development Finance Agency (Tufts Medical Center), Revenue Bonds (Series 2011I), 7.25%, 1/1/2032	2,329,140
	TOTAL	7,499,520
	Michigan—4.2%
1,000,000	Detroit, MI City School District, School Building & Site Improvement Refunding Bonds (Series 2012A), 5.00%, (Q-SBLF GTD), 5/1/2028	1,112,090
1,000,000	Detroit, MI City School District, School Building & Site Improvement Refunding Bonds (Series 2012A), 5.00%, (Q-SBLF GTD), 5/1/2031	1,102,020
1,500,000	Detroit, MI Sewage Disposal System (Great Lakes, MI Sewage Disposal System), Revenue Refunding Senior Lien Bonds (Series 2012A), 5.25%, (Original Issue Yield: 5.30%), 7/1/2039	1,668,585
2,000,000	Great Lakes, MI Water Authority, Water Supply System Revenue Second Lien Bonds (Series 2016B), 5.00%, 7/1/2046	2,222,960
500,000	Michigan State Building Authority, Facilities Program Revenue Refunding Bonds (Series 2016I), 5.00%, 10/15/2051	568,995
1,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-7), 5.00%, (National Public Finance Guarantee Corporation INS), 7/1/2032	1,129,290
1,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority), Senior Lien Revenue Bonds (Series 2014 D-6), 5.00%, (National Public Finance Guarantee Corporation INS), 7/1/2036	1,114,200
2,000,000	Michigan State Finance Authority Revenue (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.00%, 7/1/2044	2,175,760
4,000,000	Michigan State Hospital Finance Authority (Henry Ford Health System, MI), Hospital Revenue Refunding Bonds (Series 2016), 5.00%, 11/15/2041	4,512,160
5,000,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.00%, (Original Issue Yield: 6.25%), 6/1/2048	4,937,250
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,500,000	Plymouth, MI Educational Center Charter School, Public School Academy Revenue Refunding Bonds, Series 2005, 5.625%, 11/1/2035	$1,049,910
1,000,000	University of Michigan (The Regents of), General Revenue Bonds (Series 2015), 5.00%, 4/1/2040	1,178,490
2,500,000	University of Michigan (The Regents of), General Revenue Bonds (Series 2017A), 5.00%, 4/1/2042	2,982,625
1,000,000	Warren, MI Consolidated School District, 2016 School Building & Site UT GO Bonds, 5.00%, (Michigan School Bond Qualification and Loan Program GTD), 5/1/2036	1,140,940
	TOTAL	26,895,275
	Minnesota—1.8%
750,000	Baytown Township, MN (St. Croix Preparatory Academy), Charter School Lease Revenue Refunding Bonds (Series 2016A), 4.00%, 8/1/2041	677,048
1,100,000	Baytown Township, MN (St. Croix Preparatory Academy), Charter School Lease Revenue Refunding Bonds (Series 2016A), 4.25%, 8/1/2046	1,017,225
2,000,000	Duluth, MN EDA (St. Luke's Hospital of Duluth Obligated Group), Health Care Facilities Revenue Bonds (Series 2012), 6.00%, 6/15/2039	2,186,280
1,700,000	Forest Lake, MN (Lakes International Language Academy), Charter School Lease Revenue Bonds (Series 2014A), 5.75%, 8/1/2044	1,837,292
2,000,000	St. Cloud, MN Charter School (Stride Academy), Lease Revenue Bonds (Series 2016A), 5.00%, 4/1/2046	1,412,700
2,000,000	St. Paul and Ramsey County, MN Housing and Redevelopment Authority (Twin Cities Academy), Charter School Lease Revenue Bonds (Series 2015A), 5.375%, 7/1/2050	2,063,660
500,000	St. Paul, MN Housing & Redevelopment Authority (Upper Landing Project), Tax Increment Revenue Refunding Bonds (Series 2012), 5.00%, 9/1/2026	520,320
930,000	St. Paul, MN Housing & Redevelopment Authority (Upper Landing Project), Tax Increment Revenue Refunding Bonds (Series 2012), 5.00%, 3/1/2029	961,955
325,000	Winona, MN Port Authority (Bluffview Montessori School Project), Lease Revenue Bonds (Series 2016A), 4.50%, 6/1/2036	304,223
750,000	Winona, MN Port Authority (Bluffview Montessori School Project), Lease Revenue Bonds (Series 2016A), 4.75%, 6/1/2046	697,762
	TOTAL	11,678,465
	Mississippi—0.2%
945,000	Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	1,041,938
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Missouri—1.0%
$1,000,000		Kirkwood, MO IDA (Aberdeen Heights Project), Retirement Community Revenue Bonds (Series 2010A), 8.25%, (United States Treasury PRF 5/15/2020@100)/(Original Issue Yield: 8.40%), 5/15/2039	$1,189,320
3,000,000		Kirkwood, MO IDA (Aberdeen Heights Project), Retirement Community Revenue Bonds (Series 2010A), 8.25%, (United States Treasury PRF 5/15/2020@100)/(Original Issue Yield: 8.50%), 5/15/2045	3,567,960
1,000,000		Kirkwood, MO IDA (Aberdeen Heights Project), Retirement Community Revenue Bonds (Series 2017A), 5.25%, 5/15/2050	1,047,960
945,000		St. Joseph, MO IDA (Living Community St. Joseph Project), Healthcare Revenue Bonds, 7.00%, 8/15/2032	945,614
		TOTAL	6,750,854
		Montana—0.3%
900,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.25%, 5/15/2047	938,160
1,250,000		Kalispell, MT Housing and Healthcare Facilities (Immanuel Lutheran Corp.), Revenue Bonds (Series 2017A), 5.25%, 5/15/2052	1,300,988
		TOTAL	2,239,148
		Nebraska—0.4%
2,500,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), 5.25%, (Goldman Sachs Group, Inc. GTD), 9/1/2037	2,781,475
		Nevada—0.6%
905,000	[3]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.00%, 7/15/2047	927,154
1,000,000		Las Vegas, NV (Summerlin Village 24 SID No. 812), Local Improvement Bonds (Series 2015), 5.00%, 12/1/2035	1,014,780
1,500,000		Las Vegas, NV Redevelopment Agency, Tax Increment Revenue Refunding Bonds (Series 2016), 5.00%, 6/15/2045	1,671,285
		TOTAL	3,613,219
		New Hampshire—0.2%
1,500,000	[3]	New Hampshire HEFA (Hillside Village), Revenue Bonds (Series 20017A), 6.125%, (Original Issue Yield: 6.375%), 7/1/2052	1,558,785
		New Jersey—3.1%
1,000,000		Essex County, NJ Improvement Authority (Covanta Energy Corp.), Solid Waste Disposal Revenue Bonds (Series 2015), 5.25%, 7/1/2045	1,006,190
335,000		New Jersey EDA (New Jersey Metromall Urban Renewal, Inc.), Kapkowski Road Landfill Revenue Bonds, 6.50%, (Original Issue Yield: 6.55%), 4/1/2018	341,271
3,000,000		New Jersey EDA (New Jersey State), School Facilites Construction Revenue Refunding Bonds (Series 2013NN), 5.00%, 3/1/2030	3,203,550
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$3,255,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.25%, 6/15/2040	$3,579,654
1,000,000		New Jersey EDA (UMM Energy Partners LLC), Energy Facility Revenue Bonds (Series 2012A), 5.125%, (Original Issue Yield: 5.19%), 6/15/2043	1,036,390
1,500,000		New Jersey EDA (United Airlines, Inc.), Special Facilities Revenue Ronds (Series 2003), 5.50%, 6/1/2033	1,665,990
2,500,000		New Jersey EDA (United Airlines, Inc.), Special Facility Revenue Bonds (Series 1999), 5.25%, 9/15/2029	2,720,525
1,125,000		New Jersey EDA (United Airlines, Inc.), Special Facility Revenue Bonds (Series 2000B), 5.625%, 11/15/2030	1,269,844
1,200,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2011A), 6.00%, 6/15/2035	1,331,604
4,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Bonds (Series 2007-1), 5.00%, (Original Issue Yield: 5.015%), 6/1/2041	3,865,360
		TOTAL	20,020,378
		New Mexico—0.5%
1,000,000		New Mexico State Hospital Equipment Loan Council (Gerald Champion Regional Medical Center), Hospital Improvement and Revenue Refunding Bonds (Series 2012A), 5.50%, (Original Issue Yield: 5.70%), 7/1/2042	1,093,290
2,000,000	[3]	Winrock Town Center, NM Tax Increment Development District 1, Senior Lien Gross Receipts Tax Increment Bonds (Series 2015), 6.00%, (Original Issue Yield: 6.12%), 5/1/2040	2,065,620
		TOTAL	3,158,910
		New York—7.0%
1,495,000		Brooklyn Arena Local Development Corp., NY, PILOTs Revenue Bonds (Series 2009), 6.375%, (United States Treasury PRF 1/15/2020@100)/(Original Issue Yield: 6.476%), 7/15/2043	1,688,498
1,000,000		Brooklyn Arena Local Development Corp., NY, PILOTs Revenue Refunding Bonds (Series 2016A), 5.00%, 7/15/2042	1,130,880
1,000,000	[3]	Build NYC Resource Corp., (Albert Einstein School of Medicine, Inc.), Revenue Bonds (Series 2015), 5.50%, 9/1/2045	1,101,040
5,000,000	[4]	Glen Cove, NY Local Economic Assistance Corp., (Garvies Point Public Improvement Project), Capital Appreciation Revenue Bonds (Series 2016B), 0.00%, (Original Issue Yield 6.00%), 1/1/2045	1,272,400
1,550,000		Glen Cove, NY Local Economic Assistance Corp., (Garvies Point Public Improvement Project), Revenue Bonds (Series 2016A), 5.00%, (Original Issue Yield: 5.08%), 1/1/2056	1,570,677
490,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	563,784
795,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, (United States Treasury PRF 2/15/2021@100), 2/15/2047	921,325
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$2,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2014D-1), 5.00%, 11/15/2039	$2,330,620
5,405,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2015A), 5.00%, 11/15/2045	6,219,750
1,500,000		Nassau County, NY IDA (Amsterdam at Harborside), Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2014A), 6.70%, 1/1/2049	1,506,465
570,446		Nassau County, NY IDA (Amsterdam at Harborside), Continuing Care Retirement Community Fixed Rate Revenue Bonds (Series 2014C), 2.00%, 1/1/2049	95,093
2,500,000		New York City, NY TFA, Building Aid Revenue Bonds (Fiscal 2015 Series S-1), 5.00%, 7/15/2043	2,876,575
2,000,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Fiscal 1999A Subseries E-1), 5.00%, 2/1/2043	2,345,680
1,400,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Fiscal 2017 Subseries A-1), 4.00%, 5/1/2042	1,492,876
5,000,000		New York City, NY, LT GO Bonds (Series 2017 A-1), 4.00%, 8/1/2039	5,400,750
1,000,000		New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds (Series 201A-2B), 5.00%, 6/1/2051	1,029,490
2,000,000	[3]	New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.00%, 11/15/2044	2,173,700
1,000,000	[3]	New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 2), 5.375%, 11/15/2040	1,109,710
2,900,000		New York Transportation Development Corp., (American Airlines, Inc.), Special Facility Revenue Refunding Bonds (Series 2016), 5.00%, 8/1/2031	3,098,041
1,120,000		Newburgh, NY, UT GO Bonds (Series 2012A), 5.25%, (Original Issue Yield: 5.40%), 6/15/2029	1,223,130
1,185,000		Newburgh, NY, UT GO Bonds (Series 2012A), 5.50%, 6/15/2030	1,303,808
1,000,000		Niagara Area Development Corp., NY (Covanta Energy Corp.), Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2012A), 5.25%, 11/1/2042	1,002,040
2,500,000		Port Authority of New York and New Jersey (JFK International Air Terminal LLC), Special Project Bonds (Series 8), 6.00%, (Original Issue Yield: 6.15%), 12/1/2042	2,797,125
1,000,000		TSASC, Inc. NY, Tobacco Settlement Asset Backed Senior Refunding Bonds (Series 2017A), 5.00%, 6/1/2041	1,110,300
		TOTAL	45,363,757
		North Carolina—0.5%
2,250,000		North Carolina Department of Transportation (I-77 HOT Lanes), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 6/30/2054	2,386,553
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	North Carolina—continued
$1,000,000	North Carolina Medical Care Commission (Whitestone Project), Retirement Facilities First Mortgage Revenue Bonds (Series 2011A), 7.75%, (Original Issue Yield: 8.00%), 3/1/2041	$1,100,940
	TOTAL	3,487,493
	Ohio—3.2%
1,000,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Refunding Bonds (Series 2015A), 5.00%, 2/15/2039	1,119,060
2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-2), 5.875%, (Original Issue Yield: 5.95%), 6/1/2030	1,944,260
3,655,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	3,636,871
1,000,000	Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), 5.50%, 2/15/2057	1,114,580
1,500,000	Hamilton County, OH (Life Enriching Communities), Healthcare Revenue Bonds (Series 2011A), 6.625%, (United States Treasury PRF 1/1/2021@100)/(Original Issue Yield: 6.75%), 1/1/2046	1,774,005
2,000,000	Muskingum County, OH (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.00%, (Original Issue Yield: 5.08%), 2/15/2044	2,085,180
4,000,000	Northeast OH Regional Sewer District, Wastewater Improvement Revenue & Refunding Bonds (Series 2014), 5.00%, 11/15/2044	4,684,280
825,000	Ohio State Higher Educational Facility Commission (Summa Health System), Hospital Facilities Revenue Bonds (Series 2010), 5.75%, 11/15/2040	889,069
1,125,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.00%, 1/15/2041	1,259,505
1,000,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.00%, 6/30/2053	1,091,840
750,000	Southeastern Ohio Port Authority, OH (Memorial Health System, OH), Hospital Facilities Revenue Refunding & Improvement Bonds (Series 2012), 6.00%, (Original Issue Yield: 6.02%), 12/1/2042	824,813
	TOTAL	20,423,463
	Oklahoma—1.7%
1,000,000	Oklahoma County, OK Finance Authority (Concordia Life Care Community), Retirement Facility Revenue Bonds (Series 2005), 6.00%, (Original Issue Yield: 6.15%), 11/15/2038	976,120
920,000	Oklahoma County, OK Finance Authority (Concordia Life Care Community), Retirement Facility Revenue Bonds (Series 2005), 6.125%, 11/15/2025	919,255
2,000,000	Tulsa, OK Industrial Authority (Montereau, Inc.), Senior Living Community Revenue Bonds (Series 2010A), 7.25%, (United States Treasury PRF 5/1/2020@100)/(Original Issue Yield: 7.50%), 11/1/2045	2,321,560
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Oklahoma—continued
$1,750,000		Tulsa, OK Industrial Authority (Montereau, Inc.), Senior LivingCommunity Revenue Refunding Bonds (Series 2017), 5.25%, 11/15/2045	$1,916,582
3,000,000		Tulsa, OK Municipal Airport Trust (American Airlines, Inc.), Revenue Refunding Bonds (Series 2000B), 5.50%, 6/1/2035	3,184,740
1,500,000		Tulsa, OK Municipal Airport Trust, Revenue Refunding Bonds (Series 2015), 5.00% TOBs, Mandatory Tender 6/1/2025	1,622,070
		TOTAL	10,940,327
		Oregon—0.1%
250,000		Yamhill County, OR Hospital Authority (Friendsview Retirement Community), Revenue Refunding Bonds (Series 2016A), 5.00%, 11/15/2036	267,290
550,000		Yamhill County, OR Hospital Authority (Friendsview Retirement Community), Revenue Refunding Bonds (Series 2016A), 5.00%, 11/15/2051	577,275
		TOTAL	844,565
		Pennsylvania—5.0%
1,715,000		Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.75%, 3/1/2029	1,981,700
1,000,000	[3]	Allentown, PA Neighborhood Improvement Zone Development Authority, City Center Refunding Project Tax Revenue Bonds (Series 2017), 5.00%, 5/1/2042	1,075,310
3,715,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2042	3,900,564
2,000,000		Bucks County, PA IDA (School Lane Charter School), (Series 2016A), 5.125%, 3/15/2046	2,148,360
500,000		Butler County, PA Hospital Authority (Butler Health System), Hospital Revenue Bonds (Series 2015A), 5.00%, 7/1/2035	554,950
1,200,000		Chester County, PA IDA (Avon Grove Charter School ), Revenue Bonds (Series 2017A), 5.00%, 12/15/2047	1,278,432
800,000		Chester County, PA IDA (Avon Grove Charter School ), Revenue Bonds (Series 2017A), 5.00%, 12/15/2051	845,432
2,000,000		Chester County, PA IDA (Collegium Charter School), Revenue Refunding Bonds (Series 2012A), 5.375%, (Original Issue Yield: 5.50%), 10/15/2042	2,042,000
1,000,000		Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), 5.00%, (Original Issue Yield: 5.05%), 12/1/2042	1,090,340
3,000,000		Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25%, (Original Issue Yield: 5.35%), 7/15/2031	3,035,790
2,000,000		Pennsylvania EDFA (National Gypsum Co.), Exempt Facilities Revenue Refunding Bonds (Series 2014), 5.50%, 11/1/2044	2,147,180
1,250,000		Pennsylvania EDFA (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 12/31/2038	1,402,462
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$1,000,000		Philadelphia, PA Authority for Industrial Development (Global Leadership Academy Charter School), Revenue Bonds (Series 2010), 6.375%, 11/15/2040	$1,056,680
1,205,000		Philadelphia, PA Authority for Industrial Development (New Foundations Charter School), Revenue Bonds (Series 2012), 6.625%, 12/15/2041	1,366,012
885,000		Philadelphia, PA Authority for Industrial Development (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	886,142
1,665,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Temple University Health System Obligated Group), Hospital Revenue Bonds (Series 2012A), 5.625%, (Original Issue Yield: 5.875%), 7/1/2042	1,833,431
1,000,000		Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2017A), 5.00%, 10/1/2052	1,144,740
2,000,000		Philadelphia, PA, GO Bonds (Series 2011), 6.50%, (United States Treasury PRF 8/1/2020@100), 8/1/2041	2,315,920
1,500,000		Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), 5.25%, (Original Issue Yield: 5.27%), 12/1/2036	1,709,295
555,000		Washington County, PA Redevelopment Authority (Victory Centre Project-Tanger Outlet Development), Redevelopment Bonds (Series 2006A), 5.45%, 7/1/2035	555,117
		TOTAL	32,369,857
		Puerto Rico—0.7%
995,000	[1,2]	Puerto Rico Electric Power Authority, 5.05%, (Original Issue Yield: 5.08%), 7/1/2042	587,050
195,000	[1,2]	Puerto Rico Electric Power Authority, 7.00%, (Original Issue Yield: 7.07%), 7/1/2040	115,050
4,000,000	[1,2]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2010XX), 5.25%, (Original Issue Yield: 5.40%), 7/1/2040	2,360,000
310,000	[1,2]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.00%, 7/1/2033	182,900
2,500,000	[1,2]	Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.00%, (Original Issue Yield: 7.12%), 7/1/2043	1,475,000
		TOTAL	4,720,000
		Rhode Island—0.8%
1,375,000		Rhode Island State Health and Educational Building Corp., (Care New England) Hospital Financing Revenue Refunding Bonds (Series 2016B), 5.00%, 9/1/2036	1,486,705
500,000		Rhode Island State Health and Educational Building Corp., (Lifespan Obligated Group) Hospital Financing Revenue Refunding Bonds (Series 2016), 5.00%, 5/15/2039	553,860
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Rhode Island—continued
$2,730,000	Tobacco Settlement Financing Corp., RI, Tobacco Settlement Asset-Backed Bonds (Series 2015B), 5.00%, 6/1/2050	$2,818,288
	TOTAL	4,858,853
	South Carolina—0.3%
2,000,000	South Carolina Jobs-EDA (Palmetto Health Alliance), Refunding & Improvement Revenue Bonds (Series 2009), 5.75%, (Original Issue Yield: 5.90%), 8/1/2039	2,103,560
	South Dakota—0.5%
800,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.00%, 6/1/2025	911,768
1,000,000	Sioux Falls, SD Health Facilities Revenue (Dow Rummel Village), (Series 2017), 5.00%, (Original Issue Yield: 5.05%), 11/1/2042	1,010,190
1,000,000	Sioux Falls, SD Health Facilities Revenue (Dow Rummel Village), (Series 2017), 5.125%, (Original Issue Yield: 5.20%), 11/1/2047	1,008,300
	TOTAL	2,930,258
	Tennessee—1.1%
1,200,000	Blount County, TN Health and Educational Facilities Board (Asbury, Inc.), Revenue Refunding and Improvement Bonds (Series 2016A), 5.00%, 1/1/2047	1,247,100
1,000,000	Johnson City, TN Health & Education Facilities Board (Mountain States Health Alliance), Hospital Refunding Bonds (Series 2010A), 5.625%, (Original Issue Yield: 5.90%), 7/1/2030	1,090,520
1,500,000	Johnson City, TN Health & Education Facilities Board (Mountain States Health Alliance), Hospital Revenue Bonds (Series 2010), 6.50%, 7/1/2038	1,658,295
2,725,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.25%, (Goldman Sachs Group, Inc. GTD), 9/1/2023	3,178,113
	TOTAL	7,174,028
	Texas—10.2%
1,100,000	Arlington, TX Higher Education Finance Corp., (Uplift Education), Revenue Bonds (Series 2016A), 5.00%, 12/1/2046	1,194,479
500,000	Austin, TX Airport System, Airport System Revenue Bonds (Series 2014), 5.00%, 11/15/2044	557,825
250,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel First Tier Revenue Refunding Bonds (Series 2017A), 5.00%, 1/1/2034	287,575
250,000	Austin, TX Convention Center Enterprises, Inc., Convention Center Hotel Second Tier Revenue Refunding Bonds (Series 2017B), 5.00%, 1/1/2034	280,263
755,000	Bexar County, HFDC, (Army Retirement Residence Foundation), Revenue Bonds (Series 2010), 6.20%, (United States Treasury PRF 7/1/2020@100), 7/1/2045	864,165
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$1,000,000	Board of Managers, Joint Guadalupe County-City of Seguin, TX, Hospital Mortgage Revenue Refunding & Improvement Bonds (Series 2015), 5.00%, (Original Issue Yield: 5.08%), 12/1/2045	$1,034,770
2,000,000	Cass County, TX IDC (International Paper Co.), Environmental Improvement Revenue Bonds (Series 2009A), 9.50%, 3/1/2033	2,219,060
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.00%, (United States Treasury PRF 1/1/2021@100)/(Original Issue Yield: 6.13%), 1/1/2041	1,159,930
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.25%, (United States Treasury PRF 1/1/2021@100)/(Original Issue Yield: 6.30%), 1/1/2046	1,168,090
1,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2016), 5.00%, 1/1/2046	1,129,150
2,000,000	Clifton Higher Education Finance Corp., TX (Idea Public Schools), 6.00%, 8/15/2043	2,342,700
750,000	Clifton Higher Education Finance Corp., TX (Idea Public Schools), Education Revenue Bonds (Series 2011), 5.75%, (United States Treasury PRF 8/15/2021@100)/(Original Issue Yield: 6.00%), 8/15/2041	880,808
500,000	Clifton Higher Education Finance Corp., TX (Idea Public Schools), Education Revenue Bonds (Series 2012), 5.00%, 8/15/2042	535,490
1,000,000	Clifton Higher Education Finance Corp., TX (Idea Public Schools), Revenue Bonds (Series 2014), 5.00%, (PSFG GTD), 8/15/2039	1,147,680
2,000,000	Clifton Higher Education Finance Corp., TX (Uplift Education), Revenue Bonds (Series 2015A), 5.00%, 12/1/2050	2,134,780
1,500,000	Decatur, TX Hospital Authority (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), 5.25%, (Original Issue Yield: 5.30%), 9/1/2044	1,608,300
515,000	Decatur, TX Hospital Authority (Wise Regional Health System), Revenue Bonds, 6.375%, 9/1/2042	579,236
2,775,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.25%, 10/1/2051	3,235,483
1,500,000	Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue & Refunding Bonds (Series 2011), 6.625%, (Original Issue Yield: 6.875%), 7/15/2038	1,664,850
2,000,000	Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Bonds (Series 2015B-1), 5.00%, 7/15/2035	2,130,360
500,000	Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2014), 4.75%, (Original Issue Yield: 4.90%), 7/1/2024	543,085
1,000,000	Houston, TX Airport System (United Airlines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2014), 5.00%, (Original Issue Yield: 5.15%), 7/1/2029	1,075,000
1,000,000	Houston, TX Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 7/1/2032	1,114,080
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$535,000	Houston, TX Higher Education Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), 6.875%, (United States Treasury PRF 5/15/2021@100), 5/15/2041	$646,885
2,000,000	Lavernia, TX Higher Education Finance Corp., (Meridian World School), Education Revenue Bonds (Series 2015A), 5.50%, 8/15/2045	2,098,780
2,000,000	Lufkin, TX HFDC (Memorial Health System of East Texas), Revenue Refunding and Improvement Bonds (Series 2009), 6.25%, (United States Treasury PRF 2/15/2019@100)/(Original Issue Yield: 6.50%), 2/15/2037	2,155,580
1,000,000	Matagorda County, TX Navigation District No. 1 (AEP Texas, Inc.), PCR Refunding Bonds (Series 2001A), 6.30%, 11/1/2029	1,108,930
700,000	New Hope Cultural Education Facilities Finance Corp., (MRC Crestview), Retirement Facility Revenue Bonds (Series 2016), 5.00%, 11/15/2046	724,493
1,000,000	New Hope Cultural Education Facilities Finance Corp., (MRC Langford), Retirement Facilities Revenue Bonds (Series 2016A), 5.50%, (Original Issue Yield: 5.53%), 11/15/2052	998,300
1,500,000	North Texas Tollway Authority (North Texas Toll Authority Special Projects System), Special Projects System Revenue Bonds (Series 2011), 6.00%, 9/1/2041	1,763,025
1,500,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2016A), 5.00%, 1/1/2026	1,785,075
600,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2016A), 5.00%, 1/1/2039	696,996
2,000,000	Red River, TX HFDC (MRC The Crossings), Retirement Facilities Revenue Bonds (Series 2014A), 8.00%, 11/15/2049	2,299,160
2,500,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2017), 5.00%, 2/1/2042	2,945,650
1,000,000	San Juan Higher Education Finance Authority, TX (Idea Public Schools), Education Revenue Bonds (Series 2010A), 6.70%, (United States Treasury PRF 8/15/2020@100), 8/15/2040	1,164,930
1,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Buckingham Senior Living Community), Retirement Facilities Revenue Bonds (Series 2015A Fixed Rate Bonds), 5.50%, 11/15/2045	1,577,685
2,655,000	Tarrant County, TX Cultural Education Facilities Finance Corp., (Buckner Senior Living-Ventana Project), Retirement Facilities Revenue Bonds (Series 2017A), 6.75%, (Original Issue Yield: 6.77%), 11/15/2052	2,868,542
2,000,000	Texas Private Activity Bonds Surface Transportation Corp., (Blueridge Transportation Group, LLC SH 288 Toll Lanes), Senior Lien Revenue Bonds (Series 2016), 5.00%, 12/31/2055	2,183,400
2,000,000	Texas State Public Finance Authority Charter School Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2010A), 6.20%, (United States Treasury PRF 2/15/2020@100), 2/15/2040	2,244,620
2,000,000	Texas State Transportation Commission (Texas State), Highway Improvement UT GO Bonds (Series 2016), 5.00%, 4/1/2046	2,338,580
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$2,680,000		Texas State Transportation Commission—Central Texas Turnpike System, Second Tier Revenue Refunding Bonds (Series 2015-C), 5.00%, 8/15/2042	$2,989,272
3,690,000		Travis County, TX HFDC (Longhorn Village), First Mortgage Revenue Refunding Bonds (Series 2012A), 7.125%, (Original Issue Yield: 7.40%), 1/1/2046	3,984,646
		TOTAL	65,461,708
		Utah—0.2%
1,250,000	[3]	Utah State Charter School Finance Authority (Freedom Academy Foundation), Charter School Revenue Refunding Bonds (Series 2017), 5.375%, (Original Issue Yield: 5.50%), 6/15/2048	1,224,125
		Virginia—1.7%
1,800,000		Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.00%, 7/1/2051	2,023,920
1,500,000		Chesterfield County, VA EDA (Virginia Electric & Power Co.), PCR Refunding Bonds (Series 2009A), 5.00%, 5/1/2023	1,601,325
1,500,000	[3]	Embrey Mill CDA, VA, Special Assessment Revenue Bonds (Series 2015), 5.60%, 3/1/2045	1,527,555
1,380,000		Mosaic District CDA, VA, Revenue Bonds (Series 2011A), 6.875%, (Original Issue Yield: 6.93%), 3/1/2036	1,520,222
4,250,000		Tobacco Settlement Financing Corp., VA, Tobacco Settlement Asset-Backed Bonds (Series 2007B-1), 5.00%, (Original Issue Yield: 5.12%), 6/1/2047	4,060,450
		TOTAL	10,733,472
		Washington—1.3%
1,000,000		Port of Seattle, WA IDC (Delta Air Lines, Inc.), Special Facilities Revenue Refunding Bonds (Series 2012), 5.00%, (Original Issue Yield: 5.31%), 4/1/2030	1,091,070
925,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2031	998,565
1,000,000		Washington State Health Care Facilities Authority (Virginia Mason Medical Center), Revenue Bonds (Series 2017), 5.00%, 8/15/2037	1,133,250
1,000,000	[3]	Washington State Housing Finance Commission (Heron's Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 7.00%, 7/1/2045	993,800
1,000,000	[3]	Washington State Housing Finance Commission (Heron's Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 7.00%, (Original Issue Yield: 7.05%), 7/1/2050	983,460
2,500,000	[3]	Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Revenue Refunding Bonds (Series 2014A), 7.50%, 1/1/2049	2,915,100
		TOTAL	8,115,245
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Wisconsin—1.7%
$3,000,000	[3]	Public Finance Authority, WI (American Dream at Meadowlands), LO PILOTs Revenue Bonds (Series 2017), 7.00%, (Original Issue Yield: 6.625%), 12/1/2050	$3,433,530
1,000,000		Public Finance Authority, WI (National Gypsum Co.), Exempt Facilities Revenue Refunding Bonds (Series 2016), 4.00%, 8/1/2035	974,840
440,000		Wisconsin State General Fund Appropriation (Wisconsin State), Revenue Bonds (Series 2009A), 5.75%, (United States Treasury PRF 5/1/2019@100), 5/1/2033	475,908
4,895,000		Wisconsin State General Fund Appropriation (Wisconsin State), Revenue Bonds (Series 2009A), 5.75%, (United States Treasury PRF 5/1/2019@100), 5/1/2033	5,294,481
800,000		Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.00%, 8/15/2039	894,440
		TOTAL	11,073,199
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $598,940,921)	634,421,698
		CORPORATE BONDS—0.0%
		Multi State—0.0%
4,000,000	[1,3]	Non-Profit Preferred Funding Trust I, Partnership, 9/15/2037 (IDENTIFIED COST $3,989,000)	64,000
		SHORT-TERM MUNICIPALS—0.6%
		Alabama—0.2%
1,000,000	[5]	Columbia, AL IDB PCRB (Alabama Power Co.), (Series 2014-B) Daily VRDNs, 0.93%, 9/1/2017	1,000,000
		Michigan—0.1%
900,000	[5]	Kent Hospital Finance Authority, MI (Spectrum Health), (Series 2008B-3) Weekly VRDNs (Wells Fargo Bank, N.A. LIQ), 0.79%, 9/6/2017	900,000
		New York—0.3%
2,200,000	[5]	New York State Mortgage Agency, (Series 144) Daily VRDNs (JPMorgan Chase Bank, N.A. LIQ), 0.92%, 9/1/2017	2,200,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $4,100,000)	4,100,000
		TOTAL INVESTMENT IN SECURITIES—99.1% (IDENTIFIED COST $607,029,921)[6]	638,585,698
		OTHER ASSETS AND LIABILITIES - NET—0.9%[7]	5,408,899
		TOTAL NET ASSETS—100%	$643,994,597
Annual Shareholder Report

Securities that are subject to the federal alternative minimum tax (AMT) represent 10.3% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Non-income-producing security.
2	Security in default.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At August 31, 2017, these restricted securities amounted to $46,298,407, which represented 7.2% of total net assets.
4	Zero coupon bond.
5	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
6	The cost of investments for federal tax purposes amounts to $606,091,235.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
CDA	—Community Development Authority
COL	—Collateralized
COPs	—Certificates of Participation
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EDFA	—Economic Development Finance Authority
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
IDC	—Industrial Development Corporation
IDRBs	—Industrial Development Revenue Bonds
INS	—Insured
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LT	—Limited Tax
MFH	—Multi-Family Housing
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PILOTs	—Payment in Lieu of Taxes
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
Q-SBLF	—Qualified School Bond Loan Fund
SFM	—Single Family Mortgage
SID	—Special Improvement District
SO	—Special Obligation
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.28	$8.86	$8.85	$8.11	$8.95
Income From Investment Operations:
Net investment income	0.35	0.37	0.39	0.41	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)	0.42	0.01	0.74	(0.84)
TOTAL FROM INVESTMENT OPERATIONS	0.05	0.79	0.40	1.15	(0.44)
Less Distributions:
Distributions from net investment income	(0.35)	(0.37)	(0.39)	(0.41)	(0.40)
Net Asset Value, End of Period	$8.98	$9.28	$8.86	$8.85	$8.11
Total Return[1]	0.67%	9.17%	4.63%	14.54%	(5.17)%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	3.96%	4.12%	4.42%	4.84%	4.53%
Expense waiver/reimbursement[2]	0.15%	0.14%	0.15%	0.17%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$221,586	$270,092	$230,664	$224,298	$215,101
Portfolio turnover	24%	10%	12%	19%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.27	$8.85	$8.84	$8.11	$8.95
Income From Investment Operations:
Net investment income	0.32	0.31	0.35	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.34)	0.42	(0.01)	0.71	(0.86)
TOTAL FROM INVESTMENT OPERATIONS	(0.02)	0.73	0.34	1.07	(0.50)
Less Distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.33)	(0.34)	(0.34)
Net Asset Value, End of Period	$8.97	$9.27	$8.85	$8.84	$8.11
Total Return[1]	(0.09)%	8.35%	3.85%	13.56%	(5.88)%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income	3.21%	3.38%	3.66%	4.09%	3.76%
Expense waiver/reimbursement[2]	0.15%	0.14%	0.15%	0.17%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,446	$12,241	$11,528	$13,424	$15,620
Portfolio turnover	24%	10%	12%	19%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.28	$8.85	$8.85	$8.11	$8.95
Income From Investment Operations:
Net investment income	0.29	0.31	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)	0.43	(0.00)[1]	0.74	(0.84)
TOTAL FROM INVESTMENT OPERATIONS	(0.03)	0.74	0.33	1.09	(0.50)
Less Distributions:
Distributions from net investment income	(0.28)	(0.31)	(0.33)	(0.35)	(0.34)
Net Asset Value, End of Period	$8.97	$9.28	$8.85	$8.85	$8.11
Total Return[2]	(0.20)%	8.47%	3.73%	13.69%	(5.88)%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.64%	1.64%	1.64%
Net investment income	3.21%	3.37%	3.67%	4.09%	3.78%
Expense waiver/reimbursement[3]	0.15%	0.14%	0.15%	0.17%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$68,461	$77,213	$61,093	$56,208	$53,002
Portfolio turnover	24%	10%	12%	19%	17%
1	Represents less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.28	$8.86	$8.85	$8.11	$8.95
Income From Investment Operations:
Net investment income	0.35	0.37	0.39	0.41	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)	0.42	0.01	0.74	(0.84)
TOTAL FROM INVESTMENT OPERATIONS	0.05	0.79	0.40	1.15	(0.44)
Less Distributions:
Distributions from net investment income	(0.35)	(0.37)	(0.39)	(0.41)	(0.40)
Net Asset Value, End of Period	$8.98	$9.28	$8.86	$8.85	$8.11
Total Return[1]	0.66%	9.17%	4.63%	14.54%	(5.17)%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income	3.96%	4.12%	4.41%	4.84%	4.53%
Expense waiver/reimbursement[2]	0.15%	0.14%	0.15%	0.17%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$207,266	$213,796	$189,216	$187,704	$178,932
Portfolio turnover	24%	10%	12%	19%	17%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended August 31,				Period Ended 08/31/2013[1]
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.27	$8.85	$8.84	$8.11	$8.88
Income From Investment Operations:
Net investment income	0.37	0.40	0.42	0.42	0.09
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)	0.42	0.01	0.74	(0.78)
TOTAL FROM INVESTMENT OPERATIONS	0.07	0.82	0.43	1.16	(0.69)
Less Distributions:
Distributions from net investment income	(0.37)	(0.40)	(0.42)	(0.43)	(0.08)
Net Asset Value, End of Period	$8.97	$9.27	$8.85	$8.84	$8.11
Total Return[2]	0.92%	9.45%	4.90%	14.71%	(7.83)%
Ratios to Average Net Assets:
Net expenses	0.64%	0.64%	0.64%	0.64%	0.64%[3]
Net investment income	4.21%	4.35%	4.67%	5.01%	6.05%[3]
Expense waiver/reimbursement[4]	0.15%	0.14%	0.15%	0.16%	0.21%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$137,235	$106,699	$63,857	$48,577	$2,426
Portfolio turnover	24%	10%	12%	19%	17%[5]
1	Reflects operations for the period from June 11, 2013 (date of initial investment) to August 31, 2013.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
August 31, 2017
Assets:
Investment in securities, at value (identified cost $607,029,921)		$638,585,698
Income receivable		8,351,326
Receivable for shares sold		790,388
TOTAL ASSETS		647,727,412
Liabilities:
Payable for investments purchased	$2,153,807
Payable for shares redeemed	1,231,578
Bank overdraft	55,031
Payable for other service fees (Notes 2 and 5)	104,598
Payable for distribution services fee (Note 5)	49,627
Payable for investment adviser fee (Note 5)	8,619
Payable for administrative fee (Note 5)	1,387
Accrued expenses (Note 5)	128,168
TOTAL LIABILITIES		3,732,815
Net assets for 71,743,462 shares outstanding		$643,994,597
Net Assets Consists of:
Paid-in capital		$673,695,312
Net unrealized appreciation of investments		31,555,777
Accumulated net realized loss on investments		(61,879,274)
Undistributed net investment income		622,782
TOTAL NET ASSETS		$643,994,597
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($221,586,379 ÷ 24,675,814 shares outstanding), no par value, unlimited shares authorized	$8.98
Offering price per share (100/95.50 of $8.98)	$9.40
Redemption proceeds per share	$8.98
Class B Shares:
Net asset value per share ($9,446,077 ÷ 1,052,832 shares outstanding), no par value, unlimited shares authorized	$8.97
Offering price per share	$8.97
Redemption proceeds per share (94.50/100 of $8.97)	$8.48
Class C Shares:
Net asset value per share ($68,460,793 ÷ 7,629,020 shares outstanding), no par value, unlimited shares authorized	$8.97
Offering price per share	$8.97
Redemption proceeds per share (99.00/100 of $8.97)	$8.88
Class F Shares:
Net asset value per share ($207,265,868 ÷ 23,082,732 shares outstanding), no par value, unlimited shares authorized	$8.98
Offering price per share (100/99.00 of $8.98)	$9.07
Redemption proceeds per share (99.00/100 of $8.98)	$8.89
Institutional Shares:
Net asset value per share ($137,235,480 ÷ 15,303,064 shares outstanding), no par value, unlimited shares authorized	$8.97
Offering price per share	$8.97
Redemption proceeds per share	$8.97
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended August 31, 2017
Investment Income:
Interest			$30,637,684
Expenses:
Investment adviser fee (Note 5)		$3,790,603
Administrative fee (Note 5)		496,040
Custodian fees		27,916
Transfer agent fees		346,933
Directors'/Trustees' fees (Note 5)		7,010
Auditing fees		35,525
Legal fees		10,218
Distribution services fee (Note 5)		609,077
Other service fees (Notes 2 and 5)		1,284,869
Portfolio accounting fees		140,688
Share registration costs		93,616
Printing and postage		41,994
Miscellaneous (Note 5)		28,557
TOTAL EXPENSES		6,913,046
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(930,558)
Reimbursement of other operating expenses (Note 2)	(41,076)
TOTAL WAIVER AND REIMBURSEMENT		(971,634)
Net expenses			5,941,412
Net investment income			24,696,272
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(1,367,991)
Net change in unrealized appreciation of investments			(21,127,046)
Net realized and unrealized loss on investments			(22,495,037)
Change in net assets resulting from operations			$2,201,235
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended August 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,696,272	$24,956,932
Net realized gain (loss) on investments	(1,367,991)	(5,725,997)
Net change in unrealized appreciation/depreciation of investments	(21,127,046)	34,602,926
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,201,235	53,833,861
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,138,938)	(10,375,106)
Class B Shares	(336,012)	(405,912)
Class C Shares	(2,267,207)	(2,334,994)
Class F Shares	(8,041,173)	(8,158,364)
Institutional Shares	(4,867,013)	(3,589,323)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(24,650,343)	(24,863,699)
Share Transactions:
Proceeds from sale of shares	164,005,039	175,791,364
Net asset value of shares issued to shareholders in payment of distributions declared	22,084,521	22,222,500
Cost of shares redeemed	(199,686,050)	(103,301,725)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,596,490)	94,712,139
Change in net assets	(36,045,598)	123,682,301
Net Assets:
Beginning of period	680,040,195	556,357,894
End of period (including undistributed net investment income of $622,782 and $523,922, respectively)	$643,994,597	$680,040,195
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
August 31, 2017
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of the Federated Municipal High Yield Advantage Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide a high level of current income which is generally exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $971,634 is disclosed in this Note 2 and Note 5.
For the year ended August 31, 2017, the Fund's former custodian reimbursed $41,076 of custody fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$572,790
Class B Shares	26,157
Class C Shares	176,868
Class F Shares	509,054
TOTAL	$1,284,869
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional information on restricted securities held at August 31, 2017, is as follows:
Security	Acquisition Date	Cost	Market Value
Allentown, PA Neighborhood Improvement Zone Development Authority, City Center Refunding Project Tax Revenue Bonds (Series 2017), 5.00%, 5/1/2042	6/29/2017	$1,019,129	$1,075,310
Build NYC Resource Corp., (Albert Einstein School of Medicine, Inc.), Revenue Bonds (Series 2015), 5.50%, 9/1/2045	1/14/2016	$1,000,000	$1,101,040
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	6/13/2014	$750,000	$826,823
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.00%, 7/1/2045	8/27/2015	$587,219	$625,048
California School Finance Authority (KIPP LA), School Facility Revenue Bonds (Series 2017A), 5.00%, 7/1/2047	8/4/2017	$561,910	$564,585
California Statewide CDA (Loma Linda University Medical Center ), Revenue Bonds (Series 2016A), 5.25%, 12/1/2056	4/28/2016	$2,337,855	$2,466,225
California Statewide CDA MFH (Magnolia City Lights Project), Revenue Bonds (Series 1999X), 6.65%, 7/1/2039	6/7/1999	$1,015,000	$1,016,188
Collier County, FL IDA (Arlington of Naples), Continuing Care Community Revenue Bonds (Series 2013A), 8.25%, (Original Issue Yield: 8.375%), 5/15/2049	12/16/2013	$2,958,029	$3,346,710
Colorado Educational & Cultural Facilities Authority (Loveland Classical School), School Improvement Revenue Bonds (Series 2016), 5.00%, 7/1/2046	8/11/2016	$1,034,580	$1,014,410
Colorado Educational & Cultural Facilities Authority (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.00%, (Original Issue Yield: 5.02%), 12/15/2045	3/13/2015	$996,915	$1,014,160
Delaware EDA (ASPIRA of Delaware Charter Operations, Inc.), Charter School Revenue Bonds (Series 2016A), 5.00%, 6/1/2051	7/15/2016	$1,448,739	$1,374,125
Denver, CO Health & Hospital Authority, Revenue Refunding Bonds (Series 2017A), 5.00%, 12/1/2034	8/23/2017	$1,108,173	$1,117,240
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.00%, 7/15/2047	8/31/2017	$926,982	$927,154
Embrey Mill CDA, VA, Special Assessment Revenue Bonds (Series 2015), 5.60%, 3/1/2045	10/22/2015	$1,500,000	$1,527,555
Annual Shareholder Report

Security	Acquisition Date	Cost	Market Value
Koyukuk, AK (Tanana Chiefs Conference Health Care), Revenue Bonds (Series 2011), 7.75%, (United States Treasury PRF 10/1/2019@100)/(Original Issue Yield: 8.125%), 10/1/2041	6/6/2011	$1,920,882	$2,276,060
Maine State Finance Authority Solid Waste Disposal (Casella Waste Systems, Inc.), Revenue Bonds (Series 2005R-3), 5.25%, 1/1/2025	1/27/2017	$2,000,000	$2,125,280
Maricopa County, AZ, IDA (Paradise Schools), Revenue Refunding Bonds, 5.00%, 7/1/2047	10/6/2016	$1,052,419	$1,020,510
Mohegan Tribe of Indians of Connecticut Gaming Authority, Priority Distribution Payment Refunding Bonds (Series 2015C), 6.25%, (Original Issue Yield: 6.375%), 2/1/2030	11/25/2015	$1,815,407	$1,951,137
Miami, FL, SO Non-Ad Valorem Revenue Refunding Bonds (Series 2012), 5.00%, 3/1/2030	12/7/2012	$2,139,558	$2,227,360
New Hampshire HEFA (Hillside Village), Revenue Bonds (Series 20017A), 6.125%, (Original Issue Yield: 6.375%), 7/1/2052	6/8/2017	$1,447,733	$1,558,785
New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.00%, 11/15/2044	10/29/2014	$2,000,000	$2,173,700
New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 2), 5.375%, 11/15/2040	10/29/2014	$1,000,000	$1,109,710
Non-Profit Preferred Funding Trust I, Partnership, 9/15/2037	10/26/2016 - 2/16/2007	$3,989,000	$64,000
Palm Beach County, FL (G-Star School of the Arts for Motion Pictures and Broadcasting Charter School), Tax-Exempt Revenue Bonds (Series 2005A), 6.75%, 5/15/2035	12/5/2005	$1,710,000	$1,710,239
Public Finance Authority, WI (American Dream at Meadowlands), LO PILOTs Revenue Bonds (Series 2017), 7.00%, (Original Issue Yield: 6.625%), 12/1/2050	6/22/2017	$3,082,506	$3,433,530
Utah State Charter School Finance Authority (Freedom Academy Foundation), Charter School Revenue Refunding Bonds (Series 2017), 5.375%, (Original Issue Yield: 5.50%), 6/15/2048	8/31/2017	$1,226,825	$1,224,125
Verrado Community Facilities District No. 1, AZ, District GO Refunding Bonds (Series 2013A), 6.00%, 7/15/2027	7/3/2013	$441,742	$469,418
Washington State Housing Finance Commission (Heron's Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), 7.00%, 7/1/2045	7/22/2015	$1,008,893	$993,800
Washington State Housing Finance Commission (Heron's Key Senior Living), Nonprofit Housing Revenue Bonds (Series 2015A), (Original Issue Yield: 7.05%), 7/1/2050	7/22/2015	$993,539	$983,460
Annual Shareholder Report

Security	Acquisition Date	Cost	Market Value
Washington State Housing Finance Commission (Rockwood Retirement Communities), Nonprofit Housing Revenue & Revenue Refunding Bonds (Series 2014A), 7.50%, 1/1/2049	1/31/2014	$2,500,000	$2,915,100
Winrock Town Center, NM Tax Increment Development District 1, Senior Lien Gross Receipts Tax Increment Bonds (Series 2015), 6.00%, (Original Issue Yield: 6.12%), 5/1/2040	6/30/2015	$1,969,373	$2,065,620
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,376,482	$38,792,471	7,488,898	$67,738,359
Shares issued to shareholders in payment of distributions declared	926,904	8,230,598	1,046,627	9,444,663
Shares redeemed	(9,726,858)	(86,265,428)	(5,472,829)	(49,637,970)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,423,472)	$(39,242,359)	3,062,696	$27,545,052

Year Ended August 31	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	54,457	$482,143	268,233	$2,426,365
Shares issued to shareholders in payment of distributions declared	35,052	310,951	41,981	378,522
Shares redeemed	(356,570)	(3,162,164)	(292,574)	(2,653,276)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(267,061)	$(2,369,070)	17,640	$151,611

Year Ended August 31	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,214,709	$10,780,184	2,416,214	$21,820,337
Shares issued to shareholders in payment of distributions declared	219,203	1,944,697	219,208	1,977,956
Shares redeemed	(2,129,193)	(18,777,513)	(1,211,625)	(10,971,588)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(695,281)	$(6,052,632)	1,423,797	$12,826,705
Annual Shareholder Report

Year Ended August 31	2017		2016
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	2,664,331	$23,690,868	2,967,384	$26,974,645
Shares issued to shareholders in payment of distributions declared	822,212	7,296,350	809,181	7,299,565
Shares redeemed	(3,440,015)	(30,529,403)	(2,099,780)	(18,963,305)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	46,528	$457,815	1,676,785	$15,310,905

Year Ended August 31	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	10,217,234	$90,259,373	6,274,225	$56,831,658
Shares issued to shareholders in payment of distributions declared	485,529	4,301,925	345,789	3,121,794
Shares redeemed	(6,908,430)	(60,951,542)	(2,326,858)	(21,075,586)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,794,333	$33,609,756	4,293,156	$38,877,866
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,544,953)	$(13,596,490)	10,474,074	$94,712,139
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, open defaulted bonds, expiration of capital loss carryforwards, payment-in-kind bonds and partnership adjustments.
For the year ended August 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(20,198,309)	$52,931	$20,145,378
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2017 and 2016, was as follows:
	2017	2016
Tax-exempt income	$24,478,740	$24,859,794
Ordinary income	$171,603	$3,905
Annual Shareholder Report

As of August 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$705,401
Net unrealized appreciation	$32,411,844
Capital loss carryforwards	$(62,817,960)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities, open defaulted bonds and partnership adjustments.
At August 31, 2017, the cost of investments for federal tax purposes was $606,091,235. The net unrealized appreciation of investments for federal tax purposes was $32,494,463. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $41,821,473 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,327,010.
At August 31, 2017, the Fund had a capital loss carryforward of $62,817,960 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$7,012,920	$33,375,582	$40,388,502
2018	$19,483,511	NA	$19,483,511
2019	$2,945,947	NA	$2,945,947
Capital loss carryforwards of $20,198,309 expired during the year ended August 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the Adviser voluntarily waived $930,558 of its fee.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$78,473
Class C Shares	530,604
TOTAL	$609,077
Annual Shareholder Report

For the year ended August 31, 2017, FSC retained $145,087 of fees paid by the Fund. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2017, the Fund's Class A Shares and Class F Shares did not incur a distribution services fee; however, each may begin to incur this fee upon approval by the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2017, FSC retained $38,746 in sales charges from the sale of Class A Shares. FSC also retained $1,272, $29,175, $6,349 and $33,907 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended August 31, 2017, FSSC received $39,126 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended August 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $66,750,000 and $73,650,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.89%, 1.64%, 1.64%, 0.89% and 0.64% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2017, were as follows:
Purchases	$145,468,080
Sales	$154,607,506
7. CONCENTRATION OF RISK
The Fund has 44.1% of its portfolio invested in lower rated and comparable quality unrated high-yield securities. Investments in higher yield securities may be subject to a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly higher for the holders of high yielding securities because such securities are generally unsecured and often subordinated to other creditors of the issuer.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2017, the Fund had no outstanding loans. During the year ended August 31, 2017, the Fund did not utilize the LOC.
Annual Shareholder Report

9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2017, there were no outstanding loans. During the year ended August 31, 2017, the program was not utilized.
10. Subsequent Event
Effective September 1, 2017, the breakpoints of Administrative Fees paid to FAS, described above, changed to:
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2017, 99.30% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated municipal High yield advantage FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Municipal High Yield Advantage Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Municipal High Yield Advantage Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 23, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,043.50	$4.64
Class B Shares	$1,000	$1,039.60	$8.48
Class C Shares	$1,000	$1,039.60	$8.48
Class F Shares	$1,000	$1,044.70	$4.64
Institutional Shares	$1,000	$1,046.10	$3.35
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.67	$4.58
Class B Shares	$1,000	$1,016.89	$8.39
Class C Shares	$1,000	$1,016.89	$8.39
Class F Shares	$1,000	$1,020.67	$4.58
Institutional Shares	$1,000	$1,021.93	$3.31
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.90%
Class B Shares	1.65%
Class C Shares	1.65%
Class F Shares	0.90%
Institutional Shares	0.65%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised 5 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Municipal High Yield Advantage Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
Annual Shareholder Report

Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
Annual Shareholder Report

audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
Annual Shareholder Report

associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was at the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be
Annual Shareholder Report

enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Notes
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Notes
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal High Yield Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923864
CUSIP 313923856
CUSIP 313923849
CUSIP 313923831
CUSIP 313923815
G01091-01 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2017
Share Class | Ticker	A | MMIFX

Federated Michigan Intermediate Municipal Trust
Fund Established 1991

A Portfolio of Federated Municipal Securities Income Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2016 through August 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Michigan Intermediate Municipal Trust (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2017 (“reporting period”), was 0.52% for its Class A Shares. The 0.52% total return for the reporting period consisted of 2.25% of tax-exempt dividends and price loss of -1.73% in the net asset value of the shares.1 The total return of the S&P Municipal Bond Intermediate Index (the “Intermediate Index”),2 the Fund's broad-based securities market index, was 1.16% during the same period. The total return of the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA),3 a peer group average for the Fund, was 0.05% during the same reporting period. The Fund's and the MMSSIFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Intermediate Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of the portfolio (which indicates the portfolio's sensitivity to changes in interest rates);4,5 (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); (c) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); (d) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default);6 and (e) security selection. These were the most significant factors affecting the Fund's performance relative to the Intermediate Index during the reporting period.
Market OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 1.54% in September of 2016 to a high of 2.63% in March of 2017 and averaged 2.22%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Inflation showed signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent over the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are essential. The labor market continued to strengthen as economic activity expanded at a moderate pace. Job gains remained solid and the unemployment rate stayed near its lows in recent months. Measures of consumer and business sentiment also improved. There remained considerable uncertainty
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about the prospects for changes in fiscal and other government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. The vote by the United Kingdom to leave the European Union (“Brexit”) resulted in immediate asset price volatility and some financial markets, particularly certain foreign exchange markets, experienced brief periods of strained liquidity. Safe haven asset prices appreciated substantially, but broad-based market dislocations did not develop. Overall, the negative sentiment surrounding the Brexit outcome was subsequently alleviated by expectations of the central banks being more accommodative. Nevertheless, several long-term global risks related to Brexit remained such as the potential for conservative, populists political parties to gain influence in coming elections in Europe. France and Germany are of particular interest because of their leadership positions within the European Union. The populist loss in the French national elections created a relief rally for the markets concerning potential trade related impacts. There also continued to be downside risks to growth emanating from the Eurozone region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices dropped further. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continues to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as
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issuers were hesitant to add additional leverage and the economic benefits of refunding existing debt became less advantageous. Flows from investors into intermediate, long and high-yield municipal bonds were positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
Michigan's ratings remained strong. Moody's (“Aa1”), S&P (“AA”) and Fitch (“AA”) maintained their ratings on the state's general obligation bonds. All three carried stable outlooks, although subsequent to the end of the reporting period S&P revised its outlook to positive. The governor signed a balanced budget for 2018 in July. The state is working to rebuild its reserves and address underfunded pensions.
Michigan's economy is currently showing signs of cyclical gains. At 3.7% the statewide unemployment rate at the end of July was below the national average of 4.3%. Local governments face challenges, particularly in regards to pensions, but have been buoyed by improvements in the state's economy. Notably, Detroit is moving forward from its bankruptcy and Wayne County saw upgrades from both Moody's and Fitch. At the same time, Flint continues to struggle with its water system.
Over the reporting period, spreads on Michigan State general obligation bonds tightened by 2 to 3 basis points compared to the Thomson Municipal Market Data “AAA” Curve benchmark.
The Bond Buyer reported that issuance of Michigan municipal bonds for the reporting period was 34% lower than during the prior 12-month period. Nationally issuance declined 4.8% over the same time frame.
SECURITY SELECTION
During the reporting period, security-specific factors included credit rating changes, calls and other idiosyncratic occurrences for individual bonds. These individual items had a positive effect on the Fund's performance versus the Intermediate Index. In particular, several holdings were advance refunded (which results in future principal and interest payments being secured or guaranteed by cash or U.S. Treasury securities held in an escrow account). Additionally, since the Intermediate Index consists of national bonds while the Fund only included securities issued in Michigan, the Fund's return was positively influenced by conditions which were specific to the state.
YIELD CURVE and MATURITY
During the reporting period, the yield curve steepened. Rates rose across the curve, but longer bonds saw larger increases than shorter bonds. The Fund was helped by being underweight bonds with more than 8 years duration but was hurt by its large exposure to bonds with 6 to 8 years of duration. The latter
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group saw similar spread widening to the longest bonds, but their lower yields did less to mitigate the price impact. Overall, the Fund's yield curve positioning was a drag on its performance compared to the Index.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration was 4.4 years. Duration management continued to be a significant component of the Fund's investment strategy. Throughout the reporting period the Fund's duration was generally shorter than the duration of the Intermediate Index–on average, its duration was 90% of the Intermediate Index. Given that interest rates rose over the course of the reporting period, the Fund's duration call contributed positively to the Fund's performance relative to the Intermediate Index.
CREDIT QUALITY7
During the reporting period, the Fund, according to its strategy, maintained a high-quality portfolio, with over 95% of the portfolio rated in one of the three highest rating categories (“AAA,” “AA” and “A”) throughout the period. The Fund's consequent underweight allocation relative to the Intermediate Index in “BBB”-rated bonds and non-investment grade bonds (each of which outperformed high grade bonds) detracted from the Fund's overall performance versus the Intermediate Index.
SECTOR Allocation
During the reporting period, sector selection provided a neutral contribution to total return relative to the Intermediate Index. The Fund's best-performing sectors were Airports, Local General Obligations and Water & Sewer bonds. Lagging sectors included Public Power, Appropriation and Hospital bonds. Overall, the Fund's sector allocation slightly detracted from performance as compared to the Intermediate Index.
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1	Income may be subject to the federal alternative minimum tax for individuals or corporations (AMT).
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Intermediate Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” for the definition of, and more information about, the MMSSIFA.
4	Duration is a measure of the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit ratings pertain only to the securities in the portfolio and do not protect the Fund shares against market risk.
7	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Michigan Intermediate Municipal Trust (Class A Shares) (the “Fund”) from August 31, 2007 to August 31, 2017, compared to the S&P Municipal Bond Intermediate Index (Intermediate Index)2 and the Morningstar Muni Single State Intermediate Funds Average (MMSSIFA).3 The Average Annual Total Return table below shows returns for Class A Shares averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES
Growth of $10,000 as of August 31, 2017
■	Total returns shown include the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700).
Average Annual Total Returns for the Period Ended 8/31/2017
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-2.52%	1.70%	3.42%
Intermediate Index	1.16%	3.10%	4.79%
MMSSIFA	0.05%	2.16%	3.64%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The Intermediate Index and the MMSSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of 15 years. It is a subindex of the S&P Municipal Bond Index which tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). The index includes bonds of all quality–from “AAA” to non-rated, including defaulted bonds–from all sectors of the municipal bond market. The Intermediate Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The Intermediate Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
General Obligation—Local	35.3%
Hospital	12.0%
Water & Sewer	11.6%
Dedicated Tax	10.6%
Education	8.2%
Airport	5.3%
General Obligation—State Appropriation	4.7%
Public Power	4.4%
General Obligation—State	3.2%
Pre-Refunded	2.0%
Other[2]	1.5%
Other Assets and Liabilities—Net[3]	1.2%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 97.3% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2017
Principal Amount		Value
	MUNICIPAL BONDS—98.4%
	Michigan—98.4%
$850,000	Ann Arbor, MI Public School District, School Building & Site UT GO Bonds (Series 2015), 5.00%, 5/1/2025	$1,036,507
500,000	Bay City, MI School District, Refunding UT GO Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 11/1/2023	600,460
1,000,000	Berkley, MI School District, School Building & Site UT GO Bonds (Series 2015), 5.00%, (Q-SBLF GTD) 5/1/2030	1,175,960
410,000	Birmingham, MI Public Schools, School Building & Site UT GO Bonds (Series 2015), 5.00%, 5/1/2027	499,302
1,690,000	Bishop, MI International Airport Authority, Refunding LT GO (Series 2010A), 4.50%, (AGM INS) 12/1/2023	1,849,114
710,000	Caledonia, MI Community Schools, School Building & Site UT GO Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 5/1/2023	844,382
1,000,000	Chippewa Valley, MI Schools, Refunding UT GO Bonds (Series 2013), 5.00%, (Q-SBLF GTD) 5/1/2024	1,184,870
2,000,000	Dearborn, MI School District, UT GO School Building & Site Bonds (Series 2014A), 5.00%, (Q-SBLF GTD) 5/1/2025	2,376,260
1,000,000	Detroit/Wayne County, MI Stadium Authority (Wayne County, MI), Building Authority Stadium LT GO Refunding Bonds (Series 2012), 5.00%, (AGM INS) 10/1/2021	1,116,840
500,000	East Lansing, MI School District, UT GO School Building and Site Bonds (Series 2017I), 5.00%, (Q-SBLF GTD) 5/1/2030	608,340
1,000,000	Eastern Michigan University Board of Regents, General Revenue Bonds (Series 2009C), 5.00%, (Assured Guaranty Corp. INS) 2/15/2023	1,059,570
1,000,000	Eastern Michigan University Board of Regents, General Revenue Bonds (Series 2017A), 4.00%, (Build America Mutual Assurance INS) 3/1/2034	1,072,720
1,000,000	Genesee, MI Water Supply System, Revenue Refunding Bonds (Series 2014), 5.00%, (Build America Mutual Assurance INS) 11/1/2025	1,174,720
620,000	Grand Rapids, MI Public Schools, School Building & Site & Refunding UT GO Bonds (Series 2016), 5.00%, (AGM INS) 5/1/2027	763,263
670,000	Grand Rapids, MI Public Schools, UT GO Refunding Bonds (Series 2017), 5.00%, (AGM INS) 5/1/2027	831,684
1,000,000	Grand Rapids, MI Sanitary Sewer System, Revenue Refunding Bonds (Series 2013), 5.00%, 1/1/2024	1,186,630
500,000	Grand Rapids, MI Sanitary Sewer System, Sanitary Sewer System Revenue Improvement and Refunding Bonds (Series 2014), 5.00%, 1/1/2022	582,060
300,000	Grand Rapids, MI, LT GO Refunding Bonds (Series 2016), 5.00%, 10/1/2025	369,693
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,500,000	Holland, MI Electric Utility System, Revenue Bonds (Series 2014A), 4.00%, 7/1/2022	$1,658,670
2,000,000	Holland, MI School District, UT GO Bonds, 5.00%, (AGM INS) 5/1/2025	2,387,920
1,030,000	Holly Area School District, MI, UT GO Refunding Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 5/1/2024	1,245,538
2,000,000	Jackson County, MI Hospital Finance Authority (Allegiance Health), Hospital Revenue Refunding Bonds (Series 2006C), 5.00%, (United States Treasury PRF 6/1/2020@100) 6/1/2026	2,216,060
1,000,000	Kalamazoo County, MI, UT GO Juvenile Home Facilities Refunding Bonds, 5.00%, 4/1/2028	1,236,110
2,130,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital), Hospital Revenue Bonds (Series 2006), 5.00%, (AGM INS) 5/15/2019	2,267,342
1,750,000	Kent County, MI, LT GO Bonds (Series 2009), 5.00%, 1/1/2025	1,843,905
335,000	Kent County, MI, LT GO Capital Improvement Bonds (Series 2016), 5.00%, 6/1/2027	417,202
1,000,000	Kent County, MI, LT GO Refunding Bonds (Series 2017B), 5.00%, 6/1/2027	1,219,380
1,500,000	Kent Hospital Finance Authority, MI (Spectrum Health), Revenue Refunding Bonds (Series 2011A), 5.00%, 11/15/2022	1,722,015
1,010,000	Lake Superior State University, MI, General Revenue Refunding Bonds (Series 2012), 4.00%, (AGM INS) 11/15/2020	1,081,750
1,900,000	Lansing, MI Board of Water & Light, Utility System Revenue Bonds (Series 2011A), 5.00%, 7/1/2024	2,171,225
500,000	Macomb Interceptor Drain Drainage District, Drain and Refunding Bonds (Series 2017A), 5.00%, 5/1/2028	623,115
1,525,000	Michigan Municipal Bond Authority (Clean Water Revolving Fund), Revenue Bonds, 5.00%, 10/1/2017	1,530,490
1,000,000	Michigan Public Power Agency, Combustion Turbine No. 1 Project Refunding Revenue Bonds (Series 2011A), 5.00%, (AGM INS) 1/1/2022	1,105,450
500,000	Michigan State Building Authority, Facilities Program Revenue & Refunding Bonds (Series 2013 1-A), 5.00%, 10/15/2022	590,440
1,000,000	Michigan State Building Authority, Facilities Program Revenue Bonds (2009 Series II), 5.00%, (Assured Guaranty Corp. INS) 10/15/2022	1,084,100
1,000,000	Michigan State Building Authority, Revenue Refunding Bonds (Series 2009I), 5.25%, (Assured Guaranty Corp. INS) 10/15/2024	1,088,670
1,000,000	Michigan State Building Authority, Revenue Refunding Bonds (Series 2015I), 5.00%, 4/15/2027	1,205,070
2,000,000	Michigan State Comprehensive Transportation Fund, Refunding Bonds (Series 2009), 5.25%, 5/15/2019	2,138,880
1,000,000	Michigan State Comprehensive Transportation Fund, Refunding Revenue Bonds (Series 2015), 5.00%, 11/15/2026	1,224,410
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Michigan—continued
$1,000,000	Michigan State Finance Authority Revenue (Clean Water Revolving Fund), State Revolving Fund Revenue Bonds (Series 2012), 5.00%, 10/1/2025	$1,182,640
1,000,000	Michigan State Finance Authority Revenue (Detroit, MI Regional Convention Facility Authority), Local Government Loan Program Revenue Bonds (Series 2014H-1), 5.00%, 10/1/2020	1,073,760
2,500,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority), Senior Lien Revenue Bonds (Series 2014 D-2), 5.00%, (AGM INS) 7/1/2024	2,976,775
2,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority), Senior Lien Revenue Bonds (Series 2014 D-2), 5.00%, (AGM INS) 7/1/2025	2,363,220
1,500,000	Michigan State Finance Authority Revenue (Michigan Finance Authority Unemployment Obligation Assessment), Revenue Bonds (Series 2012B), 5.00%, 1/1/2021	1,612,845
250,000	Michigan State Finance Authority Revenue (MidMichigan Obligated Group), Hospital Revenue Refunding Bonds (Series 2014), 5.00%, 6/1/2026	298,105
1,500,000	Michigan State Finance Authority Revenue (Public Lighting Authority), Local Government Loan Program Revenue Bonds (Series 2014B), 5.00%, 7/1/2022	1,717,110
1,200,000	Michigan State Finance Authority Revenue (Sparrow Obligated Group, MI), Hospital Revenue & Refunding Bonds (Series 2015), 5.00%, 11/15/2022	1,416,384
1,000,000	Michigan State Finance Authority Revenue (Trinity Healthcare Credit Group), Hospital Revenue & Refunding Bonds (Series 2015MI), 5.50%, 12/1/2026	1,254,160
2,000,000	Michigan State Hospital Finance Authority (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2010B), 5.00%, 11/15/2024	2,161,080
500,000	Michigan State Hospital Finance Authority (Henry Ford Health System, MI), Hospital Revenue Refunding Bonds (Series 2016), 5.00%, 11/15/2028	596,255
1,000,000	Michigan State Hospital Finance Authority (McLaren Health Care Corp.), Hospital Revenue Refunding Bonds, 5.00%, 5/15/2023	1,186,000
2,600,000	Michigan State Trunk Line, Refunding Revenue Bonds (Series 2009), 5.00%, 11/1/2020	2,826,824
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.00%, 11/15/2022	576,410
500,000	Michigan State Trunk Line, State Trunk Line Fund Bonds (Series 2011), 5.00%, 11/15/2023	575,745
1,000,000	Michigan State University Board of Trustees (Michigan State University), General Revenue Bonds (Series 2015A), 5.00%, 8/15/2028	1,207,900
1,000,000	Michigan State, UT GO Environmental Program Bonds (Series 2016A), 5.00%, 12/1/2023	1,215,410
Annual Shareholder Report
11

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$1,000,000		Michigan State, UT GO Environmental Program Refunding Bonds (Series 2016B), 5.00%, 11/1/2024	$1,232,730
1,000,000		Michigan Strategic Fund (Detroit Edison Co.), LO Refunding Revenue Bonds, 7.00%, (AMBAC Financial Group, Inc. INS) 5/1/2021	1,194,700
1,000,000		Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.25%, 10/15/2022	1,156,770
1,000,000		Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2015), 5.00%, 3/1/2023	1,169,650
1,855,000		Orchard View, MI Schools, UT GO Bonds, 4.00%, (Q-SBLF GTD)/ (AGM INS) 5/1/2022	2,027,738
1,000,000		Plymouth-Canton, MI Community School District, UT GO School Building and Site Bonds (Series 2013A), 5.00%, 5/1/2027	1,167,940
1,000,000		Portage, MI Public Schools, UT GO School Building & Site & Refunding Bonds (Series 2016), 5.00%, 11/1/2027	1,214,220
1,425,000		Rockford, MI Public Schools, School Building & Site UT GO Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 5/1/2025	1,702,704
1,000,000		Roseville, MI Community Schools, UT GO Refunding Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 5/1/2024	1,209,260
2,000,000		Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Hospital Revenue Refunding Bonds (Series 2014D), 5.00%, 9/1/2023	2,377,880
1,670,000		Saginaw, MI Water Supply System, Revenue Bonds (Series 2011A), 4.75%, (AGM INS) 7/1/2025	1,879,869
1,085,000		Southfield, MI Library Building Authority, Refunding LT GO Bonds, 5.00%, 5/1/2026	1,301,371
1,000,000		Southfield, MI Public Schools, UT GO Refunding Bonds, 5.00%, (Q-SBLF GTD) 5/1/2026	1,230,790
1,000,000		Sterling Heights, MI, LT GO Bonds, 4.00%, (AGM INS) 4/1/2028	1,140,150
1,000,000		Thornapple Kellogg, MI School District, Refunding UT GO Bonds (Series 2014), 5.00%, (Q-SBLF GTD) 5/1/2025	1,194,880
1,000,000		University of Michigan (The Regents of), General Revenue Bonds (Series 2010C), 4.00%, 4/1/2022	1,075,790
2,000,000	[1]	University of Michigan (The Regents of), General Revenue Bonds (Series 2012E) FRNs, 1.22% (SIFMA 7-day +0.430%), 4/2/2018	2,002,380
250,000		University of Michigan (The Regents of), General Revenue Bonds (Series 2014A), 5.00%, 4/1/2024	306,985
1,000,000		University of Michigan (The Regents of), General Revenue Bonds (Series 2017A), 5.00%, 4/1/2027	1,272,200
500,000		Utica, MI Community Schools, School Building & Site & Refunding UT GO Bonds (Series 2015), 5.00%, (Q-SBLF GTD) 5/1/2029	587,220
1,000,000		Wayland, MI Union School District, UT GO Refunding Bonds (Series 2016A), 5.00%, (Q-SBLF GTD) 5/1/2028	1,205,510
2,000,000		Wayne County, MI Airport Authority, Airport Revenue Refunding Bonds (Series 2010C), 5.00%, 12/1/2021	2,218,940
Annual Shareholder Report
12

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$2,000,000		Wayne County, MI Airport Authority, Airport Revenue Refunding Bonds (Series 2011A-B), 5.00%, 12/1/2021	$2,283,280
1,400,000		Wayne County, MI Airport Authority, Junior Lien Revenue Bonds, 5.00%, (National Re Holdings Corp. INS) 12/1/2023	1,413,930
500,000		West Bloomfield, MI School District, UT GO Public Improvement Bonds, 5.00%, (AGM INS) 5/1/2029	603,725
500,000		West Bloomfield, MI School District, UT GO Public Improvement Bonds, 5.00%, (AGM INS) 5/1/2030	599,770
500,000		Western Townships MI, Utilities Authority, Sewage Disposal System Refunding LT GO Bonds (Series 2012), 5.00%, 1/1/2023	586,285
1,000,000		Ypsilanti, MI School District, UT GO Bonds (Series 2016A), 5.00%, (Q-SBLF GTD) 5/1/2026	1,186,010
		TOTAL	109,173,417
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $103,358,645)	109,173,417
		SHORT-TERM MUNICIPALS—0.4%
		Michigan—0.4%
100,000	[1]	Michigan State Strategic Fund (Henry Ford Museum & Greenfield Village) Daily VRDNs (Comerica Bank LOC), 0.87%, 9/1/2017	100,000
300,000	[1]	Michigan Strategic Fund (Air Products & Chemicals, Inc.), (Series 2007) Daily VRDNs, 0.85%, 9/1/2017	300,000
		TOTAL	400,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $400,000)	400,000
		TOTAL INVESTMENT IN SECURITIES—98.8% (IDENTIFIED COST $103,758,645)[2]	109,573,417
		OTHER ASSETS AND LIABILITIES - NET—1.2%[3]	1,338,377
		TOTAL NET ASSETS—100%	$110,911,794
Securities that are subject to the federal alternative minimum tax (AMT) represent 3.4% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Also represents cost for federal tax purposes.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2017.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corporation
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
INS	—Insured
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
Q-SBLF	—Qualified School Bond Loan Fund
SIFMA	— Securities Industry and Financial Markets Association
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.54	$11.31	$11.39	$10.90	$11.59
Income From Investment Operations:
Net investment income	0.25	0.28	0.29	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.20)	0.26	(0.08)	0.49	(0.67)
TOTAL FROM INVESTMENT OPERATIONS	0.05	0.54	0.21	0.82	(0.33)
Less Distributions:
Distributions from net investment income	(0.25)	(0.28)	(0.29)	(0.33)	(0.33)
Distributions from net realized gain on investments	(0.04)	(0.03)	—	—	(0.03)
TOTAL DISTRIBUTIONS	(0.29)	(0.31)	(0.29)	(0.33)	(0.36)
Net Asset Value, End of Period	$11.30	$11.54	$11.31	$11.39	$10.90
Total Return[1]	0.52%	4.82%	1.88%	7.60%	(2.89)%
Ratios to Average Net Assets:
Net expenses	0.77%	0.75%	0.75%	0.73%	0.63%
Net investment income	2.27%	2.40%	2.57%	2.94%	2.95%
Expense waiver/reimbursement[2]	0.18%	0.16%	0.16%	0.20%	0.26%
Supplemental Data:
Net assets, end of period (000 omitted)	$110,912	$130,516	$129,662	$123,083	$121,759
Portfolio turnover	13%	12%	25%	19%	8%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Statement of Assets and Liabilities
August 31, 2017
Assets:
Investment in securities, at value (identified cost $103,758,645)		$109,573,417
Cash		69,388
Income receivable		1,329,747
Receivable for shares sold		156,848
TOTAL ASSETS		111,129,400
Liabilities:
Income distribution payable	$73,612
Payable for shares redeemed	67,713
Payable for portfolio accounting fees	34,905
Payable for other service fees (Notes 2 and 5)	23,350
Payable for share registration costs	10,461
Payable for investment adviser fee (Note 5)	635
Payable for administrative fee (Note 5)	239
Accrued expenses (Note 5)	6,691
TOTAL LIABILITIES		217,606
Net assets for 9,817,497 shares outstanding		$110,911,794
Net Assets Consists of:
Paid-in capital		$105,410,494
Net unrealized appreciation of investments		5,814,772
Accumulated net realized loss on investments		(313,769)
Undistributed net investment income		297
TOTAL NET ASSETS		$110,911,794
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($110,911,794 ÷ 9,817,497 shares outstanding), no par value, unlimited shares authorized		$11.30
Offering price per share (100/97.00 of $11.30)		$11.65
Redemption proceeds per share		$11.30
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Operations
Year Ended August 31, 2017
Investment Income:
Interest		$3,475,230
Expenses:
Investment adviser fee (Note 5)	$458,087
Administrative fee (Note 5)	89,899
Custodian fees	9,051
Transfer agent fees	47,652
Directors'/Trustees' fees (Note 5)	2,632
Auditing fees	28,380
Legal fees	10,189
Other service fees (Notes 2 and 5)	283,481
Portfolio accounting fees	94,044
Share registration costs	26,007
Printing and postage	19,001
Miscellaneous (Note 5)	21,599
TOTAL EXPENSES	1,090,022
Waiver of investment adviser fee (Note 5)	(211,672)
Net expenses		878,350
Net investment income		2,596,880
Realized and Unrealized Loss on Investments:
Net realized loss on investments		(190,872)
Net change in unrealized appreciation of investments		(2,544,473)
Net realized and unrealized loss on investments		(2,735,345)
Change in net assets resulting from operations		$(138,465)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Changes in Net Assets
Year Ended August 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,596,880	$3,051,685
Net realized gain (loss) on investments	(190,872)	304,521
Net change in unrealized appreciation/depreciation of investments	(2,544,473)	2,601,270
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(138,465)	5,957,476
Distributions to Shareholders:
Distributions from net investment income	(2,598,845)	(3,050,783)
Distributions from net realized gain on investments	(425,602)	(367,767)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,024,447)	(3,418,550)
Share Transactions:
Proceeds from sale of shares	18,968,120	24,995,513
Net asset value of shares issued to shareholders in payment of distributions declared	1,963,142	2,204,299
Cost of shares redeemed	(37,372,832)	(28,884,490)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(16,441,570)	(1,684,678)
Change in net assets	(19,604,482)	854,248
Net Assets:
Beginning of period	130,516,276	129,662,028
End of period (including undistributed net investment income of $297 and $2,423, respectively)	$110,911,794	$130,516,276
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
August 31, 2017
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Class A Shares. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Annual Shareholder Report
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Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver of $211,672 is disclosed in Note 5.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2017, the Fund incurred $283,481 of other service fees.
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20

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended August 31	2017	2016
Shares sold	1,700,566	2,180,293
Shares issued to shareholders in payment of distributions declared	175,917	192,469
Shares redeemed	(3,364,464)	(2,526,727)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,487,981)	(153,965)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.
For the year ended August 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(161)	$161
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
Annual Shareholder Report
21

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2017 and 2016, was as follows:
	2017	2016
Tax-exempt income	$2,598,845	$3,050,783
Long-term capital gains	$425,602	$367,767
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$297
Net unrealized appreciation	$5,814,772
Capital loss carryforwards and deferrals	$(313,769)
At August 31, 2017, the cost of investments for federal tax purposes was $103,758,645. The net unrealized appreciation of investments for federal tax purposes was $5,814,772. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,845,276 and net unrealized depreciation from investments for those securities having an excess of cost over value of $30,504.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of August 31, 2017 for federal income tax purposes, post-October losses of $313,769 were deferred to September 1, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the Adviser waived $211,672 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Annual Shareholder Report
22

Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Other Service Fees
For the year ended August 31, 2017, FSSC received $3,018 of the other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2017, FSC retained $199 in sales charges from the sale of Class A Shares. FSC also retained $13 of CDSC relating to redemptions of Class A Shares.
Interfund Transactions
During the year ended August 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $31,900,000 and $30,900,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) November 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2017, were as follows:
Purchases	$14,403,901
Sales	$31,069,523
Annual Shareholder Report
23

7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2017, 43.4% of the securities in the Portfolio of Investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported by (backed) a letter of credit from any one institution or agency, Assured Guaranty Municipal Corp., was 21.0% of total investments.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2017, the Fund had no outstanding loans. During the year ended August 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2017, there were no outstanding loans. During the year ended August 31, 2017, the program was not utilized.
10. SUBSEQUENT EVENT
Effective September 1, 2017, the breakpoints of Administrative Fees paid to FAS, described above, changed to:
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
11. Federated Tax Information (unaudited)
For the year ended August 31, 2017, the amount of long-term capital gains designated by the fund was $425,602.
For the fiscal year ended August 31, 2017, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated Michigan intermediate municipal Trust:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Michigan Intermediate Municipal Trust (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Michigan Intermediate Municipal Trust as of August 31, 2017, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 23, 2017
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Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,031.50	$3.94
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.32	$3.92
1	Expenses are equal to the Fund's annualized net expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

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Evaluation and Approval of Advisory Contract–May 2017
Federated Michigan Intermediate Municipal Trust (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts,
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but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted
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that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923302
G01106-03 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2017
Share Class | Ticker	A | NYIFX	B | NYIBX

Federated New York Municipal Income Fund
Fund Established 1992

A Portfolio of Federated Municipal Securities Income Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2016 through August 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated New York Municipal Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2017 (“reporting period”), was 0.27% for the Class A Shares and -0.48% for the Class B Shares. The 0.27% total return of the Class A Shares for the reporting period consisted of 2.79% of tax-exempt dividends and reinvestments and price depreciation of 2.52% in the net asset value of the shares.1 The total return for the S&P Municipal Bond New York Index (the “NY Index”),2 the Fund's broad-based securities market index, was 0.88%, during the same period. The total return for the S&P Municipal Bond NY, Investment Grade, 3-Year Plus Sub-Index (NYIG3 Index),3 a secondary benchmark for the Fund, was 0.78%, and the total return of the Morningstar Muni New York Long Funds Average (MMNYLFA),4 a peer group for the Fund, was 0.21% during the same period. The Fund's and MMNYLFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the NY Index or NYIG3 Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);5,6 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default).7 These were the most significant factors affecting the Fund's performance relative to the NYIG3 Index during the reporting period.
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 1.54% in September of 2016 to a high of 2.63% in March of 2017 and averaged 2.22%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Inflation showed signs of picking up in recent months; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent over the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are essential. The labor market continued to strengthen as economic activity
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expanded at a moderate pace. Job gains remained solid and the unemployment rate stayed near its lows in recent months. Measures of consumer and business sentiment also improved. There remained considerable uncertainty about the prospects for changes in fiscal and other government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. The vote by the United Kingdom to leave the European Union (“Brexit”) resulted in immediate asset price volatility and some financial markets, particularly certain foreign exchange markets, experienced brief periods of strained liquidity. Safe haven asset prices appreciated substantially, but broad-based market dislocations did not develop. Overall, the negative sentiment surrounding the Brexit outcome was subsequently alleviated by expectations of the central banks being more accommodative. Nevertheless, several long-term global risks related to Brexit remained such as the potential for conservative, populists political parties to gain influence in coming elections in Europe. France and Germany are of particular interest because of their leadership positions within the European Union. The populist loss in the French national elections created a relief rally for the markets concerning potential trade related impacts. There also continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices dropped further. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continues to be a focal point for states
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such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as issuers were hesitant to add additional leverage and the economic benefits of refunding existing debt became less advantageous. Flows from investors into intermediate, long and high-yield municipal bonds were positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
Chicago, Illinois failed to come to political terms over a solution for underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued throughout the reporting period. Some state and local governments turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts were generally not favorable. Any workouts of these concerns are likely to take many years which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny.
New York is the third largest U.S. state by population and has a large and diverse economy with high per capita income and a gross state product of over $1.2 trillion dollars. The state has a well below average leverage position with respect to its pension liabilities. The state implemented pension reforms in 2012 for all new employees which raised the retirement age, increased employee contributions and increased the number of years included in the calculation for final average salary on which pension benefits are based. New York followed a number of strong management practices, including multi-year financial planning and consensus revenue forecasting. The state had a long record of late budget adoption but passed its budget on time for almost every year of the last decade. The performance of the financial services industry is very important to New York's credit profile. The state's finances are highly sensitive to income tax payments from the wealthy and to employment in the highly-paid securities industry which are centered in New York City.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.6 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was shorter than the average duration of the NYIG3 Index during the reporting period. Tax-exempt municipal bond yields increased early in the reporting period and increased more for bonds with longer maturities as the yield curve significantly steepened during the reporting period. Bonds with a longer duration underperformed bonds with a shorter
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duration due to their differences in interest rate volatility. As a result of the Fund's underweight to bonds with longer durations relative to those included in the NYIG3 Index, duration had a positive impact on Fund performance over the reporting period. The Fund used Treasury interest rate futures to manage duration over the period. The use of these instruments had a negative impact on performance relative to the NYIG3 Index.
SeCTOR ALLOCATION
During the reporting period, sector allocation positively contributed to the excess return of the Fund. The Fund maintained a higher portfolio allocation to Toll Roads, Higher Education and Resource Recovery revenue bonds than the benchmark. These higher allocations positively impacted the Fund's performance due to the outperformance of these sectors relative to the NYIG3 Index. The Fund had larger allocations to Hospital and Industrial Development revenue bonds than the NYIG3 Index. These sectors underperformed the NYIG3 Index during the reporting period and provided negative excess return relative to the NYIG3 Index.
credit QUALITY8
During the reporting period, investor appetite for yield in the low interest rate environment increased municipal bond fund inflows and resulted in outperformance of bonds rated “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the NYIG3 Index. Bonds in the noninvestment-grade category, below “BBB,” outperformed the higher rating categories relative to the NYIG3 Index and contributed positive excess return. The Fund's overweight position, relative to the NYIG3 Index, in “BBB” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. The Fund's underweight in bonds rated “AAA” (or unrated bonds of comparable quality) also made a positive contribution to performance as bonds in this rating category underperformed the NYIG3 index.
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1	Income may be subject to the federal alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the NY Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the NYIG3 Index. The Fund's secondary index is being used for comparison purposes because, while it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the securities in which the Fund invests.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMNYLFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated New York Municipal Income Fund (the “Fund”) from August 31, 2007 to August 31, 2017, compared to the S&P Municipal Bond New York Index (NY Index),2 S&P Municipal Bond NY, Investment Grade, 3-Year Plus Sub-Index (NYIG3 Index)3 and the Morningstar Muni New York Long Funds Average (MMNYLFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of A $10,000 Investment
Growth of $10,000 as of August 31, 2017
■	Total returns shown for the A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for the B Shares include the maximum contingent deferred sales charge of 5.50% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 8/31/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-4.20%	1.74%	3.16%
Class B Shares	-5.84%	1.55%	3.01%
NY Index	0.88%	3.30%	4.62%
NYIG3 Index	0.78%	3.52%	5.00%
MMNYLFA	0.21%	2.84%	4.02%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NY Index, NYIG3 Index and MMNYLFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The NY Index consists of bonds in the S&P Municipal Bond New York Index (“Main Index”) that have been issued by the state of New York or local governments or state or local government entities within New York. The Main Index is a broad, comprehensive, market value-weighted index comprised of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or agency where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The NY Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The NY Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The NYIG3 Index represents the portion of the NY Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years that are not subject to AMT. The NYIG3 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The NYIG3 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Education	18.5%
Pre-Refunded	14.3%
Dedicated Tax	10.2%
Water & Sewer	8.2%
Hospital	7.1%
Toll Road	5.9%
Industrial Development Bond/Pollution Control	5.6%
General Obligation—Local	5.4%
Public Power	4.2%
General Obligation—State	3.9%
Other[2]	16.0%
Other Assets and Liabilities—Net[3]	0.7%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 83.3% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2017
Principal Amount		Value
	MUNICIPAL BONDS—94.6%
	Guam—1.2%
$300,000	Guam Power Authority, Revenue Bonds (Series 2014A), 5.00%, 10/1/2031	$330,777
	New York—93.4%
480,000	Brooklyn Arena Local Development Corp., NY, PILOT Revenue Bonds (Series 2009), 6.375%, (United States Treasury PRF 1/15/2020@100)/(Original Issue Yield: 6.476%), 7/15/2043	542,126
500,000	Brooklyn Arena Local Development Corp., NY, PILOT Revenue Refunding Bonds (Series 2016A), 5.00%, 7/15/2042	565,440
200,000	Build NYC Resource Corp., (New York Methodist Hospital), Revenue Refunding Bonds (Series 2014), 5.00%, 7/1/2028	231,020
200,000	Chautauqua, NY Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Bonds (Series 2014), 5.00%, 6/1/2034	210,278
300,000	Dutchess County, NY Local Development Corp., (Health Quest Systems, Inc. Obligated Group), Revenue Bonds (Series 2014A), 5.00%, 7/1/2034	336,219
200,000	Dutchess County, NY Local Development Corp., (Health Quest Systems, Inc. Obligated Group), Revenue Bonds (Series 2016B), 5.00%, 7/1/2046	224,880
300,000	Dutchess County, NY Local Development Corp., (Marist College), Revenue Bonds (Series 2015A), 5.00%, 7/1/2040	340,923
150,000	Dutchess County, NY Local Development Corp., (Vassar College), Revenue Refunding Bonds (Series 2017), 5.00%, 7/1/2042	176,918
300,000	Erie County, NY IDA (Buffalo, NY City School District), School Facility Revenue Refunding Bonds, 5.00%, 5/1/2031	358,920
200,000	Hempstead, NY Local Development Corp., (Adelphi University), Revenue Refunding Bonds (Series 2014), 5.00%, 10/1/2034	227,812
60,000	Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	69,035
155,000	Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, (United States Treasury PRF 2/15/2021@100), 2/15/2047	179,630
500,000	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014A), 5.00%, 9/1/2044	570,165
300,000	Madison County, NY Capital Resource Corp., (Colgate University), Tax-Exempt Revenue Bonds (Series 2015B), 5.00%, 7/1/2040	349,794
500,000	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Bonds (Series 2009B), 5.00%, (United States Treasury PRF 11/15/2019@100)/(Original Issue Yield: 5.10%), 11/15/2034	545,380
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$300,000	[1]	Metropolitan Transportation Authority, NY (MTA Dedicated Tax Fund), Dedicated Tax Fund Refunding Bonds (Series 2008B-3a) (Floating Rate Tender Notes) FRNs, 1.16%, (SIFMA 7-day +0.370%), 11/1/2018	$299,949
500,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2012E), 5.00%, 11/15/2025	589,095
200,000		Monroe County, NY IDC (Highland Hospital of Rochester), Tax-Exempt Revenue Bonds (Series 2015), 5.00%, 7/1/2033	229,234
370,000		Monroe County, NY IDC (University of Rochester, NY), Revenue Bonds (Series 2011A), 5.00%, 7/1/2041	417,105
105,000		Monroe County, NY IDC (University of Rochester, NY), Revenue Bonds (Series 2011A), 5.00%, (United States Treasury PRF 7/1/2021@100), 7/1/2041	120,755
200,000		MTA Dedicated Tax Fund, Certified Green Revenue Bonds (Series 2017 B-1), 5.00%, 11/15/2035	242,376
200,000		Nassau County, NY Tobacco Settlement Corp., Tobacco Settlement Asset-Backed Bonds (Series 2006A-3), 5.125%, (Original Issue Yield: 5.31%), 6/1/2046	199,804
500,000		New York City Liberty Development Corp., (Goldman Sachs Group, Inc.), Revenue Bonds (Series 2005), 5.25%, 10/1/2035	639,095
500,000		New York City Trust For Cultural Resources (Museum of Modern Art), Revenue Refunding Bonds (Series 2008A), 5.00%, (United States Treasury PRF 10/1/2018@100), 4/1/2028	522,995
300,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Fiscal 2016 Subseries CC-1), 4.00%, 6/15/2038	325,167
200,000		New York City, NY Municipal Water Finance Authority, Water and Sewer System Revenue Bonds (Series 2014AA), 5.00%, 6/15/2044	230,226
100,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Fiscal 2017 Subseries A-1), 4.00%, 5/1/2042	106,634
250,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2011C), 5.50%, 11/1/2035	283,855
205,000		New York City, NY TFA, Future Tax Secured Subordinate Bonds (Series 2011C), 5.50%, (United States Treasury PRF 11/1/2020@100), 11/1/2035	233,958
200,000	[1]	New York City, NY, UT GO Bonds (Fiscal 1995 Series F Subseries F-4) FRNs, 1.49%, (SIFMA 7-day +0.700%), 2/15/2020	199,796
300,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series E), 5.00%, 8/1/2032	360,138
55,000		New York City, NY, UT GO Bonds (Series 2008 E-1), 6.25%, (Original Issue Yield: 6.40%), 10/15/2028	58,384
400,000		New York City, NY, UT GO Bonds (Series 2012B), 5.00%, 8/1/2027	469,432
180,000		New York Convention Center Development Corp., Revenue Refunding Bonds (Hotel Unit Fee Secured) (Series 2015), 5.00%, 11/15/2040	208,417
400,000		New York Liberty Development Corp., (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 3), 5.00%, 3/15/2044	437,080
Annual Shareholder Report
10

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$300,000	New York State Dormitory Authority (Barnard College), Revenue Bonds (Series 2015A), 5.00%, 7/1/2035	$345,894
200,000	New York State Dormitory Authority (Columbia University), Revenue Bonds (Series 2017A), 5.00%, 10/1/2047	275,448
500,000	New York State Dormitory Authority (Cornell University), Revenue Bonds (Series 2010A), 5.00%, 7/1/2035	553,505
400,000	New York State Dormitory Authority (Fordham University), Revenue Bonds (Series 2014), 5.00%, 7/1/2030	468,060
500,000	New York State Dormitory Authority (Memorial Sloan-Kettering Cancer Center), Revenue Bonds (Series 1998), 5.50%, (National Public Finance Guarantee Corp. INS), 7/1/2023	606,170
350,000	New York State Dormitory Authority (Miriam Osborn Memorial Home Association), Revenue Bonds (Series 2012), 5.00%, 7/1/2042	361,812
500,000	New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), General Purpose Revenue Bonds (Series 2011C), 5.00%, 3/15/2026	568,205
520,000	New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), Revenue Bonds (Series 2008C), 5.00%, (United States Treasury PRF 3/15/2018@100), 3/15/2026	531,929
200,000	New York State Dormitory Authority (New York University), Revenue Bonds (Series 2013A), 5.00%, 7/1/2037	230,494
300,000	New York State Dormitory Authority (North Shore-Long Island Jewish Obligated Group), Revenue Bonds (Series 2015A), 5.00%, 5/1/2036	345,243
400,000	New York State Dormitory Authority (Rochester, NY Institute of Technology), Revenue Bonds (Series 2012), 5.00%, 7/1/2038	448,736
300,000	New York State Dormitory Authority (State University of New York Educational Facilities), Revenue Bonds (Series 2015B), 5.00%, 7/1/2040	346,122
300,000	New York State Dormitory Authority (The New School), Revenue Bonds (Series 2015A), 5.00%, 7/1/2040	343,173
300,000	New York State Environmental Facilities Corp., Clean Water & Drinking Water Revolving Funds Revenue Bonds (Series 2008A), 5.00%, 6/15/2029	309,978
500,000	New York State Local Government Assistance Corp., Senior Lien Revenue Refunding Bonds (Series 2008 A-5/6), 5.00%, 4/1/2020	533,585
500,000	New York State Local Government Assistance Corp., Subordinate Lien Revenue Refunding Bonds (Series 2010A), 5.00%, 4/1/2023	551,955
220,000	New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Bonds (Series 2012I), 5.00%, 1/1/2028	253,284
500,000	New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Bonds (Series 2014J), 5.00%, 1/1/2027	594,035
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11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$200,000	New York State Thruway Authority (New York State Thruway Authority—General Revenue), General Revenue Junior Indebtedness Obligations (Series 2016A), 5.25%, 1/1/2056	$234,062
185,000	New York State Urban Development Corp., (New York State), Revenue Refunding Bonds (Series 1995), 5.70%, (Original Issue Yield: 5.94%), 4/1/2020	198,146
500,000	New York State, UT GO Bonds (Series 2009A), 5.00%, (Original Issue Yield: 5.24%), 2/15/2039	529,455
500,000	New York State, UT GO Bonds (Series 2011A), 5.00%, 2/15/2020	551,670
100,000	New York Transportation Development Corp., (American Airlines, Inc.), Special Facility Revenue Refunding Bonds (Series 2016), 5.00%, 8/1/2031	106,829
300,000	New York Transportation Development Corp., (Laguardia Airport Terminal B Redevelopment), Special Facilities Bonds (Series 2016A), 4.00%, 7/1/2046	296,391
335,000	Niagara Area Development Corp., NY (Covanta Energy Corp.), Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2012B), 4.00%, 11/1/2024	335,365
200,000	Niagara Tobacco Asset Securitization Corp., Tobacco Settlement Asset-Backed Bonds (Series 2014), 5.25%, 5/15/2040	223,152
250,000	Onondaga, NY Civic Development Corp., (St. Joseph's Hospital Health Center), Tax Exempt Revenue Bonds (Series 2014A), 5.125%, (United States Treasury PRF 7/1/2019@100)/(Original Issue Yield: 5.375%), 7/1/2031	268,923
200,000	Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 5.00%, 1/15/2019	210,142
500,000	Port Authority of New York and New Jersey, Revenue Bonds (194th Series), 5.00%, 10/15/2041	582,560
350,000	Suffolk County, NY Water Authority, Revenue Bonds (Series 2015A), 5.00%, 6/1/2037	415,082
450,000	Syracuse, NY IDA (Syracuse CSD, NY), School Facility Revenue Bonds (Series 2008A), 5.00%, (United States Treasury PRF 5/1/2018@100), 5/1/2028	462,708
200,000	Tompkins County, NY Development Corp., (Ithaca College), Tax-Exempt Revenue Refunding Bonds (Series 2015), 5.00%, 7/1/2038	227,282
300,000	Tompkins County, NY Development Corp., (Kendal at Ithaca, Inc.), Continuing Care Retirement Community Revenue Bonds (Series 2014A), 5.00%, 7/1/2044	321,846
500,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2008A), 5.00%, (United States Treasury PRF 5/15/2018@100)/(Original Issue Yield: 5.10%), 11/15/2037	514,985
290,000	Triborough Bridge & Tunnel Authority, NY, General Revenue Bonds (Series 2009A-2), 5.00%, 11/15/2023	304,755
200,000	Triborough Bridge & Tunnel Authority, NY, Revenue Bonds (Series 2015B), 5.00%, 11/15/2040	233,806
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$300,000		Troy, NY Capital Resource Corp., (Rensselaer Polytechnic Institute), Revenue Bonds (Series 2015), 5.00%, 8/1/2032	$347,715
300,000		TSASC, Inc. NY, Tobacco Settlement Asset Backed Senior Refunding Bonds (Series 2017A), 5.00%, 6/1/2035	335,832
200,000		Utility Debt Securitization Authority, NY (Long Island Power Authority, NY), Restructuring Bonds (Series 2016A), 5.00%, 12/15/2034	241,152
		TOTAL	25,711,521
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $24,688,605)	26,042,298
		SHORT-TERM MUNICIPALS—4.7%
		New York—4.7%
1,000,000	[1]	New York City, NY Municipal Water Finance Authority, Second General Resolution (Fiscal 2009 Series BB-1) Daily VRDNs (Landesbank Hessen-Thuringen LIQ), 0.84%, 9/1/2017	1,000,000
200,000	[1]	New York City, NY, (Subseries A-2) Daily VRDNs (Mizuho Bank Ltd. LOC), 0.86%, 9/1/2017	200,000
100,000	[1]	New York State HFA (Midtown West B LLC), (Series 2009B: 505 West 37th Street Housing) Daily VRDNs (Landesbank Hessen-Thuringen LOC), 0.86%, 9/1/2017	100,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $1,300,000)	1,300,000
		TOTAL INVESTMENT IN SECURITIES—99.3% (IDENTIFIED COST $25,988,605)[2]	27,342,298
		OTHER ASSETS AND LIABILITIES - NET—0.7%[3]	194,418
		TOTAL NET ASSETS—100%	$27,536,716
Securities that are subject to the federal alternative minimum tax (AMT) represent 1.5% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Floating/variable rate note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	The cost of investments for federal tax purposes amounts to $25,969,509.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2017.
Annual Shareholder Report
13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
CSD	—Central School District
FRNs	—Floating Rate Notes
GO	—General Obligation
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
PILOT	—Payment in Lieu of Taxes
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
TFA	—Transitional Finance Authority
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.71	$10.33	$10.45	$9.86	$10.65
Income From Investment Operations:
Net investment income	0.29	0.30	0.32	0.33	0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.27)	0.38	(0.12)	0.59	(0.80)
TOTAL FROM INVESTMENT OPERATIONS	0.02	0.68	0.20	0.92	(0.46)
Less Distributions:
Distributions from net investment income	(0.29)	(0.30)	(0.32)	(0.33)	(0.33)
Net Asset Value, End of Period	$10.44	$10.71	$10.33	$10.45	$9.86
Total Return[1]	0.27%	6.72%	1.94%	9.46%	(4.50)%
Ratios to Average Net Assets:
Net expenses	0.77%	0.76%	0.76%	0.76%	0.76%
Net investment income	2.84%	2.89%	3.10%	3.26%	3.15%
Expense waiver/reimbursement[2]	0.72%	0.59%	0.65%	0.70%	0.53%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,980	$31,472	$28,576	$28,022	$27,534
Portfolio turnover	14%	10%	17%	27%	7%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales change, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.71	$10.33	$10.45	$9.86	$10.65
Income From Investment Operations:
Net Investment Income	0.21	0.23	0.25	0.25	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	(0.27)	0.38	(0.13)	0.59	(0.79)
TOTAL FROM INVESTMENT OPERATIONS	(0.06)	0.61	0.12	0.84	(0.54)
Less Distributions:
Distributions from net investment income	(0.21)	(0.23)	(0.24)	(0.25)	(0.25)
Net Asset Value, End of Period	$10.44	$10.71	$10.33	$10.45	$9.86
Total Return[1]	(0.48)%	5.92%	1.18%	8.65%	(5.21)%
Ratios to Average Net Assets:
Net expenses	1.53%	1.52%	1.52%	1.52%	1.52%
Net investment income	2.07%	2.14%	2.34%	2.50%	2.37%
Expense waiver/reimbursement[2]	0.71%	0.58%	0.65%	0.69%	0.52%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,557	$1,869	$2,130	$2,562	$2,661
Portfolio turnover	14%	10%	17%	27%	7%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales change, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Statement of Assets and Liabilities
August 31, 2017
Assets:
Investment in securities, at value (identified cost $25,988,605)		$27,342,298
Cash		1,558
Income receivable		290,535
Receivable for shares sold		1,672
TOTAL ASSETS		27,636,063
Liabilities:
Payable for shares redeemed	$27,733
Income distribution payable	10,268
Payable for portfolio accounting fees	34,904
Payable for share registration costs	12,953
Payable for other service fees (Notes 2 and 5)	5,823
Payable for transfer agent fees	2,955
Payable to adviser (Note 5)	1,231
Payable for distribution services fee (Note 5)	999
Accrued expenses (Note 5)	2,481
TOTAL LIABILITIES		99,347
Net assets for 2,636,775 shares outstanding		$27,536,716
Net Assets Consists of:
Paid-in capital		$27,708,115
Net unrealized appreciation of investments		1,353,693
Accumulated net realized loss on investments and futures contracts		(1,525,344)
Undistributed net investment income		252
TOTAL NET ASSETS		$27,536,716
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($25,979,505 ÷ 2,487,671 shares outstanding), no par value, unlimited shares authorized		$10.44
Offering price per share (100/95.50 of $10.44)		$10.93
Redemption proceeds per share		$10.44
Class B Shares:
Net asset value per share ($1,557,211 ÷ 149,104 shares outstanding), no par value, unlimited shares authorized		$10.44
Offering price per share		$10.44
Redemption proceeds per share (94.50/100 of $10.44)		$9.87
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended August 31, 2017
Investment Income:
Interest			$1,058,770
Expenses:
Investment adviser fee (Note 5)		$117,294
Administrative fee (Note 5)		23,019
Custodian fees		5,629
Transfer agent fees		18,990
Directors'/Trustees' fees (Note 5)		1,896
Auditing fees		28,380
Legal fees		10,189
Distribution services fees (Note 5)		12,383
Other service fees (Notes 2 and 5)		73,160
Portfolio accounting fees		94,044
Share registration costs		38,364
Printing and postage		19,644
Miscellaneous (Note 5)		5,421
TOTAL EXPENSES		448,413
Waiver and Reimbursements:
Waiver of investment adviser fee (Note 5)	$(117,294)
Reimbursements of other operating expenses (Notes 2 and 5)	(92,572)
TOTAL WAIVER AND REIMBURSEMENTS		(209,866)
Net expenses			238,547
Net investment income			820,223
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			487,017
Net realized loss on futures contracts			(9,217)
Net change in unrealized appreciation of investments			(1,396,660)
Net realized and unrealized loss on investments and futures contracts			(918,860)
Change in net assets resulting from operations			$(98,637)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended August 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$820,223	$911,602
Net realized gain (loss) on investments and futures contracts	477,800	(48,294)
Net change in unrealized appreciation/depreciation of investments	(1,396,660)	1,194,503
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(98,637)	2,057,811
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(782,547)	(869,539)
Class B Shares	(34,221)	(42,732)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(816,768)	(912,271)
Share Transactions:
Proceeds from sale of shares	2,164,978	3,794,181
Net asset value of shares issued to shareholders in payment of distributions declared	690,046	761,780
Cost of shares redeemed	(7,743,333)	(3,067,309)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(4,888,309)	1,488,652
Change in net assets	(5,803,714)	2,634,192
Net Assets:
Beginning of period	33,340,430	30,706,238
End of period (including undistributed net investment income of $252 and $74, respectively)	$27,536,716	$33,340,430
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
August 31, 2017
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B shares were closed to new accounts/investors on June 1, 2015, and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)), and the personal income taxes imposed by the state of New York and New York municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
Annual Shareholder Report
20

representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class B Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waiver and reimbursements of $209,866 is disclosed in various locations in this Note 2 and Note 5.
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21

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2017, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$69,032	$(2,648)
Class B Shares	4,128	—
TOTAL	$73,160	$(2,648)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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22

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At August 31, 2017, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period were $96,707 and 215,117, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(9,217)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
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3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	209,372	$2,164,978	360,075	$3,794,181
Shares issued to shareholders in payment of distributions declared	63,338	655,825	68,309	719,931
Shares redeemed	(723,669)	(7,447,195)	(254,957)	(2,693,360)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(450,959)	$(4,626,392)	173,427	$1,820,752

Year Ended August 31	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares issued to shareholders in payment of distributions declared	3,305	$34,221	3,973	$41,849
Shares redeemed	(28,691)	(296,138)	(35,640)	(373,949)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(25,386)	$(261,917)	(31,667)	$(332,100)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(476,345)	$(4,888,309)	141,760	$1,488,652
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and expiration of capital loss carryforwards.
For the year ended August 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(847,826)	$(3,277)	$851,103
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2017 and 2016, was as follows:
	2017	2016
Tax-exempt income	$806,106	$912,271
Ordinary income	$10,662	$—
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As of August 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$252
Net unrealized appreciation	$1,372,792
Capital loss carryforwards	$(1,544,443)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At August 31, 2017, the cost of investments for federal tax purposes was $25,969,506. The net unrealized appreciation of investments for federal tax purposes was $1,372,792. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,409,257 and net unrealized depreciation from investments for those securities having an excess of cost over value of $36,465.
At August 31, 2017, the Fund had a capital loss carryforward of $1,544,443 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$1,218,820	NA	$1,218,820
2019	$325,623	NA	$325,623
The Fund used capital loss carryforwards of $217,033 to offset capital gains realized during the year ended August 31, 2017. Capital loss carryforwards of $847,826 expired during the year ended August 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse other operating expenses. For the year ended August 31, 2017, the Adviser, voluntarily waived its entire fee of $117,294 and voluntarily reimbursed $89,924 of other operating expenses.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$12,383
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2017, FSC retained $11,003 of fees paid by the Fund. For the year ended August 31, 2017, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended August 31, 2017, FSSC received $5,931 and reimbursed $2,648 of the other service fees disclosed in Note 2.
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Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2017, FSC retained $3,785 in sales charges from the sale of Class A Shares. FSC also retained $1,182 of CDSC relating to redemptions of Class B Shares.
Interfund Transactions
During the year ended August 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $6,150,000 and $4,950,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class B Shares (after the voluntary waivers and reimbursements) will not exceed 0.76% and 1.52% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2017, were as follows:
Purchases	$3,756,868
Sales	$9,288,168
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2017, 3.3% of the securities in the Portfolio of Investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
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8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2017, the Fund had no outstanding loans. During the year ended August 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2017, there were no outstanding loans. During the year ended August 31, 2017, the program was not utilized.
10. SUBSEQUENT EVENT
On August 18, 2017, the Trustees approved the reorganization of the Fund into Federated Municipal Bond Fund, Inc. The reorganization, subject to shareholders approval, is expected to occur no later than the fourth quarter of 2017.
Effective September 1, 2017, the breakpoints of Administrative Fees paid to FAS, described above, changed to:
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2017, 98.69% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated New york municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New York Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated New York Municipal Income Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
As discussed in Note 10 to the financial statements, on August 18, 2017, the Trustees approved the reorganization of the Fund into Federated Municipal Bond Fund, Inc. The reorganization, subject to shareholders approval, is expected to occur no later than the fourth quarter of 2017.
Boston, Massachusetts
October 23, 2017
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (“loads”) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,031.20	$3.99
Class B Shares	$1,000	$1,027.30	$7.87
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.27	$3.97
Class B Shares	$1,000	$1,017.44	$7.83
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.78%
Class B Shares	1.54%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

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Evaluation and Approval of Advisory Contract–May 2017
Federated New York Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Senior Officer's Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
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associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
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Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be
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enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated New York Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923401
CUSIP 313923880
28992 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2017
Share Class | Ticker	A | OMIAX	F | OMIFX

Federated Ohio Municipal Income Fund
Fund Established 1990

A Portfolio of Federated Municipal Securities Income Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2016 through August 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Ohio Municipal Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2017,(“reporting period”) was 0.02% for Class A Shares and -0.22% for Class F Shares. The 0.02% total return of the A Shares for the reporting period consisted of 2.79% of tax-exempt dividends and reinvestments and price depreciation of -2.77% in the net asset value of the shares.1 The total return of the S&P Municipal Bond Ohio Index (the “OH Index”),2 the Fund's broad-based securities market index, was 1.14% during the same period. The total return for S&P Municipal Bond OH, Investment Grade, 3-Year Plus Index (OHIG3 Index),3 a secondary index for the Fund, was 0.89%, and the total return of the Morningstar Muni Ohio Funds Average (MMOFA),4 a peer group average for the Fund, was 0.00% during the same period. The Fund's and the MMOFA's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the OH Index and OHIG3 Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);5,6 (b) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default).7 These were the most significant factors affecting the Fund's performance relative to the OHIG3 Index during the reporting period.
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 1.54% in September of 2016 to a high of 2.63% in March of 2017 and averaged 2.22%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Inflation showed signs of picking up in recent months; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent over the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are essential. The labor market continued to strengthen as economic activity expanded at a moderate pace. Job gains remained solid and the unemployment
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rate stayed near its lows during the reporting period. Measures of consumer and business sentiment also improved. There remained considerable uncertainty about the prospects for changes in fiscal and other government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. The vote by the United Kingdom to leave the European Union (“Brexit”) resulted in immediate asset price volatility and some financial markets, particularly certain foreign exchange markets, experienced brief periods of strained liquidity. Safe haven asset prices appreciated substantially, but broad-based market dislocations did not develop. Overall, the negative sentiment surrounding the Brexit outcome was subsequently alleviated by expectations of the central banks being more accommodative. Nevertheless, several long-term global risks related to Brexit remained such as the potential for conservative, populists political parties to gain influence in coming elections in Europe. France and Germany are of particular interest because of their leadership positions within the European Union. The populist loss in the French national elections created a relief rally for the markets concerning potential trade related impacts. There also continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices dropped further. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
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State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as issuers were hesitant to add additional leverage and the economic benefits of refunding existing debt became less advantageous. Flows from investors into intermediate, long and high-yield municipal bonds were positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
Chicago, Illinois failed to come to political terms over a solution for underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued throughout the reporting period. Some state and local governments turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts were generally not favorable. Any workouts of these concerns are likely to take many years which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny.
Ohio is the 7th largest state by population in the United States and its gross domestic product per capita also ranks 7th among the states. The state's economy remained stable and regained many of the jobs lost from the recession. Ohio's job growth was below the national average after an initially strong post-recession recovery. The manufacturing and energy sector showed some signs of softening with better growth in the financial services and health care sectors during the reporting period. The state's conservative budget management and continued growth have maintained solid financial performance and allowed for the absorption of several tax reforms that date back to fiscal 2012. The state maintained high levels of internal liquidity, moderate and affordable long term liabilities during the reporting period and a statutory requirement to deposit year end surplus revenues into a budget stabilization fund.
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DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.5 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was shorter than the average duration of the OHIG3 Index during the reporting period. Tax-exempt municipal bond yields increased early in the reporting period and increased more for bonds with longer maturities as the yield curve significantly steepened during the reporting period. Bonds with a longer duration underperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's underweight to bonds with longer durations relative to those included in the OHIG3 Index, duration had a significant positive impact on Fund performance over the reporting period. The Fund used Treasury interest rate futures to manage duration over the reporting period which had a negative impact on Fund performance.
SECTOR allocation
During the reporting period, sector allocation negatively contributed to the excess return of the Fund. The Fund had larger allocation to pre-fefunded bonds, industrial development debt and toll road bonds than the OHIG3 Index. These sectors underperformed the OHIG3 Index during the reporting period and provided negative excess return relative to the OHIG3 Index. Pre-refunded bonds are escrowed in Treasury securities until their most recent call date and have less sensitivity to changes in interest rates as a result. The Fund maintained a higher portfolio allocation to airport and hospital revenue bonds. These allocations helped the Fund's performance due to the outperformance of these sectors relative to the OHIG3 Index.
credit QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment increased municipal bond fund inflows and resulted in outperformance of bonds rated “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the OHIG3 Index. Bonds in the noninvestment-grade8 category, below “BBB,” underperformed the higher rating categories. The Fund's overweight position, relative to the OHIG3 Index, in “BBB” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. The Fund's underweight in bonds rated “AAA” (or unrated bonds of comparable quality) also made a positive contribution to performance as bonds in this rating category underperformed the OHIG3 index.
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1	Income may be subject to the alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the OH Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the OHIG3 Index. The Fund's secondary index is being used for comparison purposes because, while it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the securities in which the Fund invests.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMOFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report
5

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in Federated Ohio Municipal Income Fund (the “Fund”) from August 31, 2007 to August 31, 2017, compared to the S&P Municipal Bond Ohio Index (OH Index),2 the S&P Municipal Bond OH, Investment Grade, 3-Year Plus Index (OHIG3 Index)3 and Morningstar Muni Ohio Funds Average (MMOFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of August 31, 2017
■	Total returns shown for Class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for Class F Shares include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report
6

Average Annual Total Returns for the Period Ended 8/31/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	(4.45)%	1.74%	3.10%*
Class F Shares	(2.20)%	2.32%	3.38%
OH Index	1.14%	4.21%	4.85%
OHIG3 Index	0.89%	4.03%	4.95%
MMOFA	0.00%	2.38%	3.64%
*	The Fund's Class A Shares commenced operations on November 18, 2008. For the period prior to the commencement of operations of the Class A Shares, the performance information shown is for the Fund's Class F Shares adjusted to reflect the sales charges and expenses of the Class A Shares.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900); and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The OH Index, OHIG3 Index and MMOFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The OH Index consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the state of Ohio or local governments or state or local government entities within Ohio. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The Ohio Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The OH Index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.
Annual Shareholder Report
7

3	The OHIG3 Index represents the portion of the OH Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years. The OHIG3 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The OHIG3 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
8

Portfolio of Investments Summary Table (unaudited)
At August 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Education	16.8%
Hospital	14.7%
Pre-Refunded	13.1%
Dedicated Tax	10.1%
General Obligation—Local	9.8%
Water & Sewer	8.9%
Toll Road	4.4%
Public Power	4.1%
General Obligation—State	4.0%
General Obligation—State Appropriation	3.7%
Other[2]	9.4%
Other Assets and Liabilities—Net[3]	1.0%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 89.6% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
9

Portfolio of Investments
August 31, 2017
Principal Amount		Value
	MUNICIPAL BONDS—98.2%
	Guam—1.0%
$1,000,000	Guam Government Business Privilege Tax, Business Privilege Tax Bonds (Series 2012B), 5.00%, 1/1/2037	$1,045,850
560,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625%, (United States Treasury PRF 12/1/2019@100)/(Original Issue Yield: 5.875%), 12/1/2029	618,509
	TOTAL	1,664,359
	Ohio—97.2%
2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District (Akron General Health System), Hospital Facilities Revenue Bonds (Series 2012), 5.00%, (United States Treasury PRF 1/1/2022@100), 1/1/2031	2,319,940
2,000,000	Akron, Bath & Copley, OH Joint Township Hospital District (Children's Hospital Medical Center, Akron), Hospital Improvement & Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2032	2,205,640
1,000,000	Akron, Bath & Copley, OH Joint Township Hospital District (Summa Health System), Hospital Facilities Revenue Bonds (Series 2016), 5.25%, 11/15/2041	1,132,450
1,000,000	Akron, OH (Akron, OH Community Learning Centers), Income Tax Revenue Refunding Bonds (Series 2012A), 5.00%, 12/1/2031	1,159,370
2,000,000	Akron, OH (Akron, OH Community Learning Centers), Income Tax Revenue Refunding Bonds (Series 2012A), 5.00%, 12/1/2033	2,307,800
500,000	Akron, OH (Akron, OH Community Learning Centers), Revenue Refunding Bonds (Series A), 5.00%, 12/1/2023	584,455
2,000,000	Allen County, OH (Mercy Health), Hospital Facilities Revenue Bonds (Series 2010B), 5.25%, 9/1/2027	2,211,340
1,000,000	Allen County, OH (Mercy Health), Hospital Facilities Revenue Refunding Bonds, 5.00%, 11/1/2043	1,113,070
115,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.25%, 2/15/2028	117,236
1,885,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2008A), 5.25%, (United States Treasury PRF 2/15/2018@100), 2/15/2028	1,923,454
2,250,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Revenue Bonds (Series 2015A), 5.00%, 2/15/2029	2,586,487
1,000,000	American Municipal Power-Ohio, Inc. (American Municipal Power, Prairie State Energy Campus Project), Revenue Refunding Bonds (Series 2015A), 5.00%, 2/15/2042	1,115,330
2,000,000	Bowling Green State University, OH, General Receipts Bonds (Series 2016A), 5.00%, 6/1/2044	2,273,100
Annual Shareholder Report
10

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$2,000,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	$1,990,080
2,000,000	Butler County, OH Hospital Facilities Authority (UC Health), Revenue Bonds (Series 2016), 5.00%, 11/15/2045	2,240,940
1,000,000	Centerville, OH (Bethany Lutheran Village), Health Care Fixed Rate Revenue Bonds (Series 2007A), 6.00%, (United States Treasury PRF 11/1/2017@100), 11/1/2038	1,008,620
1,000,000	Cincinnati City School District, OH, UT GO Bonds, 5.00%, (National Public Finance Guarantee Corp. INS), 12/1/2017	1,010,590
3,000,000	Cincinnati, OH Water System, Revenue Bonds (Series 2015A), 5.00%, 12/1/2040	3,511,980
2,000,000	Cincinnati, OH, UT Various Purpose GO Improvement & Refunding Bonds (Series 2014A), 5.00%, 12/1/2032	2,296,940
2,105,000	Cleveland Heights & University Heights, OH City School District, School Improvement UT GO Bonds (Series 2014), 5.00%, 12/1/2051	2,369,262
1,500,000	Cleveland State University, OH, General Receipts Bonds (Series 2012), 5.00%, 6/1/2037	1,681,605
1,980,000	Cleveland, OH Airport System, Revenue Bonds (Series 2006A), 5.25%, (Assured Guaranty Corp. INS), 1/1/2018	2,008,967
365,000	Cleveland, OH Airport System, Revenue Bonds (Series 2009C), 5.00%, (Assured Guaranty Corp. INS), 1/1/2023	383,436
1,000,000	Cleveland, OH Municipal School District, School Improvement UT GO Bonds (Series 2015A), 5.00%, (Ohio School District Credit Enhancement GTD), 12/1/2033	1,163,340
1,550,000	Cleveland, OH Public Power System, Revenue Bonds (Series 2008B-1), 5.00%, 11/15/2038	1,590,393
1,000,000	Cleveland, OH Water, Senior Lien Revenue Bonds (Series 2012X), 5.00%, 1/1/2042	1,125,230
245,000	Cleveland, OH Water, Water Revenue Bonds (Series 2007P), 5.00%, 1/1/2026	248,440
2,000,000	Cleveland, OH, LT GO Bonds, 5.50%, (AGM INS), 10/1/2019	2,185,740
3,000,000	Cleveland-Cuyahoga County, OH Port Authority (Euclid Avenue Development Corp.), Revenue Bonds (Series 2014), 5.00%, 8/1/2039	3,338,490
1,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds (Series 2009), 5.00%, (United States Treasury PRF 6/1/2019@100), 12/1/2027	1,070,770
2,000,000	Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds (Series 2017), 5.00%, 12/1/2047	2,335,000
1,000,000	Columbus, OH Sewer System, Revenue Refunding Bonds (Series 2014), 5.00%, 6/1/2031	1,203,750
1,500,000	Columbus, OH, Various Purpose LT GO Bonds (Series 2013B), 5.00%, (United States Treasury PRF 8/15/2023@100), 8/15/2028	1,820,700
1,270,000	Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), 5.50%, 2/15/2057	1,415,517
Annual Shareholder Report
11

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$1,340,000	Cuyahoga County, OH Sales Tax, Various Purpose Sales Tax Revenue Bonds (Series 2014), 5.00%, 12/1/2034	$1,595,069
1,000,000	Cuyahoga County, OH, LT GO Convention Hotel Project, 5.00%, 12/1/2036	1,131,790
220,000	Cuyahoga, OH CCD, General Receipts Revenue Bonds (Series 2012D), 5.00%, 8/1/2026	256,364
1,335,000	Dayton, OH Airport (James M. Cox Dayton International Airport), Airport Revenue Refunding Bonds (Series 2014A), 5.00%, (AGM INS), 12/1/2026	1,484,186
2,000,000	Fairfield County, OH, LT GO Bonds (Series 2015), 4.00%, 12/1/2040	2,089,540
2,000,000	Franklin County, OH Convention Facilities Authority, Tax & Lease Revenue Anticipation & Refunding Bonds (Series 2014), 5.00%, 12/1/2035	2,374,800
1,000,000	Franklin County, OH Health Care Facilities (Friendship Village of Dublin, OH, Inc.), Refunding & Improvement Bonds (Series 2014), 5.00%, 11/15/2044	1,081,510
2,400,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services), Improvement Revenue Bonds (Series 2010A), 5.625%, (Original Issue Yield: 5.75%), 7/1/2026	2,588,472
1,535,000	Franklin County, OH Hospital Facility Authority (Nationwide Children's Hospital), Hospital Improvement Revenue Bonds (Series 2009), 5.00%, (United States Treasury PRF 11/1/2019@100)/(Original Issue Yield: 5.11%), 11/1/2034	1,668,898
1,000,000	Franklin County, OH Hospital Facility Authority (OhioHealth Corp,), Hospital Facilities Revenue Bonds (Series 2015), 5.00%, 5/15/2040	1,130,030
2,165,000	Franklin County, OH, Various Purpose LT GO Bonds, 5.00%, (United States Treasury PRF 12/1/2017@100), 12/1/2031	2,188,425
500,000	Hamilton County, OH (Life Enriching Communities), Healthcare Improvement and Revenue Refunding Bonds (Series 2016), 5.00%, 1/1/2051	532,920
2,000,000	Hamilton County, OH Convention Facilities Authority, Convention Facilities Authority Revenue & Refunding Bonds (Series 2014), 5.00%, 12/1/2032	2,250,600
2,850,000	Hamilton County, OH Sales Tax, Revenue Refunding Bonds (Series 2011A), 5.00%, 12/1/2032	3,217,393
280,000	Hamilton, OH, LT GO Various Purpose Bonds, 5.00%, (Assured Guaranty Corp. INS), 11/1/2021	303,951
1,555,000	JobsOhio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), 5.00%, 1/1/2038	1,744,617
165,000	Kent State University, OH, General Receipts Bonds (Series 2009B), 5.00%, (Assured Guaranty Corp. INS), 5/1/2028	175,662
70,000	Kent State University, OH, General Receipts Bonds (Series 2009B), 5.00%, (Assured Guaranty Corp. LOC), 5/1/2023	74,701
1,000,000	Lorain County, OH (Mercy Health), Hospital Revenue Bonds (Series 2006H), 5.00%, (Assured Guaranty Corp. INS), 2/1/2024	1,027,440
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$2,000,000	Lucas County, OH (ProMedica Healthcare Obligated Group), Hospital Revenue Bonds (Series 2011A), 6.50%, 11/15/2037	$2,363,880
2,000,000	Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.00%, 9/1/2031	2,275,780
500,000	Miami University, OH, General Receipts Revenue & Refunding Bonds (Series 2011), 5.00%, 9/1/2036	563,750
1,600,000	Miamisburg, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00%, (United States Treasury PRF 12/1/2018@100), 12/1/2024	1,683,664
500,000	Middletown, OH, LT GO Refunding and Improvement Bonds, 5.00%, (United States Treasury PRF 6/1/2018@100), 12/1/2021	515,755
1,000,000	Montgomery County, OH (Catholic Health Initiatives), Revenue Bonds (Series 2008D), 6.125%, (Original Issue Yield: 6.30%), 10/1/2028	1,052,530
1,000,000	Northeast OH Regional Sewer District, Wastewater Improvement Revenue & Refunding Bonds (Series 2014), 5.00%, 11/15/2049	1,163,620
2,000,000	Northeast OH Regional Sewer District, Wastewater Improvement Revenue Bonds (Series 2013), 5.00%, 11/15/2038	2,291,740
140,000	Ohio HFA SFM, Revenue Bond (Series 1), 3.25%, 5/1/2020	139,454
1,150,000	Ohio State Air Quality Development Authority (Buckeye Power, Inc.), Environmental Improvement Revenue Bonds (Series 2010), 5.00%, 12/1/2021	1,289,967
2,000,000	Ohio State Air Quality Development Authority (Columbus Southern Power Company), Air Quality Revenue Refunding Bonds (Series 2009B), 5.80%, 12/1/2038	2,164,060
2,000,000	Ohio State Capital Facilities (Ohio State), Parks and Recreation Improvement Fund Projects (Series 2016C), 5.00%, 12/1/2031	2,417,920
1,000,000	Ohio State Higher Educational Facility Commission (Case Western Reserve University, OH), Revenue Refunding Bonds (Series 2008C), 5.00%, (United States Treasury PRF 12/1/2017@100), 12/1/2029	1,010,610
1,000,000	Ohio State Higher Educational Facility Commission (Case Western Reserve University, OH), Revenue Refunding Bonds (Series 2016), 5.00%, 12/1/2040	1,155,220
1,500,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Hospital Revenue Bonds (Series 2012), 5.00%, 1/1/2031	1,711,305
1,200,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Hospital Revenue Refunding Bonds (Series 2008A), 5.25%, (Original Issue Yield: 5.37%), 1/1/2033	1,217,280
2,000,000	Ohio State Higher Educational Facility Commission (Kenyon College, OH), Higher Educational Facility Revenue Bonds (Series 2015), 5.00%, 7/1/2041	2,262,400
1,000,000	Ohio State Higher Educational Facility Commission (University of Dayton), Revenue Bonds (Series 2011A), 5.375%, (Original Issue Yield: 5.48%), 12/1/2030	1,124,360
1,830,000	Ohio State Higher Educational Facility Commission (University of Dayton), Revenue Bonds (Series 2013), 5.00%, 12/1/2031	2,120,073
Annual Shareholder Report
13

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$2,000,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.00%, 1/15/2046	$2,226,760
3,325,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.00%, 12/31/2039	3,656,802
1,000,000	Ohio State Turnpike & Infrastructure Commission, Revenue Refunding Bonds (Series 2010A), 5.00%, 2/15/2031	1,084,570
1,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.00%, (Original Issue Yield: 5.05%), 2/15/2048	1,121,830
1,000,000	Ohio State Turnpike & Infrastructure Commission, Turnpike Revenue Refunding Bonds (Series 1998A), 5.50%, (National Re Holdings Corp. INS), 2/15/2024	1,215,360
1,810,000	Ohio State University, General Receipts Bonds (Series 2008A), 5.00%, 12/1/2027	1,906,600
190,000	Ohio State University, General Receipts Bonds (Series 2008A), 5.00%, (United States Treasury PRF 12/1/2018@100), 12/1/2027	199,935
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.00%, 6/1/2038	1,153,340
2,000,000	Ohio State Water Development Authority Pollution Control Facilities (Ohio State Water Development Authority), Loan Fund Revenue Bonds (Series A), 5.00%, 12/1/2030	2,479,520
1,000,000	Ohio State Water Development Authority, Drinking Water Assistance Fund Revenue Refunding Bonds (Series 2008), 5.00%, (United States Treasury PRF 6/1/2018@100), 12/1/2021	1,031,590
1,000,000	Ohio State Water Development Authority, Revenue Refunding Bonds (Series 2008), 5.00%, (United States Treasury PRF 6/1/2018@100), 6/1/2028	1,031,590
1,000,000	Ohio State Water Development Authority, Water Development Revenue Bonds (Fresh Water Series 2016B), 5.00%, 6/1/2037	1,196,160
3,000,000	Ohio State, Capital Facilities Lease-Appropriation Bonds (Series 2016A), 5.00%, 2/1/2030	3,593,070
1,500,000	Ohio State, Common Schools UT GO Bonds (Series 2011B), 5.00%, 9/15/2024	1,706,415
4,000,000	Ohio State, Higher Education UT GO Bonds (Series 2015C), 5.00%, 11/1/2033	4,748,840
1,000,000	Ohio State, Major New State Infrastructure Project Revenue Bonds (Series 2008-1), 5.75%, (United States Treasury PRF 6/15/2018@100), 6/15/2019	1,039,090
2,000,000	Ohio University, General Receipts Bonds (Series 2013), 5.00%, 12/1/2043	2,228,860
470,000	River Valley, OH Local School District, UT GO School Facilities Bonds, 5.25%, (School District Credit Program GTD), 11/1/2023	569,776
700,000	South Euclid, OH, LT GO Real Estate Acquisition and Urban Development Bonds, 5.00%, 6/1/2032	809,466
Annual Shareholder Report
14

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$1,250,000		Southeastern Ohio Port Authority, OH (Memorial Health System, OH), Hospital Facilities Revenue Refunding & Improvement Bonds (Series 2012), 6.00%, (Original Issue Yield: 6.02%), 12/1/2042	$1,374,688
500,000		Switzerland, OH Local School District, UT GO School Improvement Refunding Bonds, 5.00%, (School District Credit Program GTD), 12/1/2027	578,695
1,000,000		Toledo, OH Water System, Revenue Improvement and Refunding Bonds (Series 2013), 5.00%, 11/15/2032	1,158,630
1,500,000		Toledo-Lucas County, OH Port Authority (CSX Corp.), Revenue Bonds, 6.45%, 12/15/2021	1,796,445
2,000,000		University of Akron, OH, General Receipts Bonds (Series 2008B), 5.25%, (United States Treasury PRF 1/1/2018@100), 1/1/2027	2,029,880
1,020,000		University of Akron, OH, General Receipts Bonds (Series 2015A), 5.00%, 1/1/2030	1,182,455
1,000,000		University of Akron, OH, General Receipts Bonds (Series 2016A), 5.00%, 1/1/2036	1,155,830
1,000,000		University of Cincinnati, OH, General Receipts Bonds (Series 2014C), 5.00%, 6/1/2041	1,168,410
1,000,000	[1]	University of Cincinnati, OH, General Receipts Floating Rate Notes (Series 2015A), 1.28%, (1-month USLIBOR +0.450%), 6/1/2018	1,001,290
		TOTAL	156,935,095
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $151,283,905)	158,599,454
		SHORT-TERM MUNICIPALS—0.8%
		Ohio—0.8%
1,350,000	[1]	Allen County, OH (Mercy Health), (Series 2010C) Daily VRDNs (MUFG Union Bank, N.A. LOC), 0.80%, 9/1/2017 (IDENTIFIED COST $1,350,000)	1,350,000
		TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $152,633,905)[2]	159,949,454
		OTHER ASSETS AND LIABILITIES - NET—1.0%[3]	1,535,126
		TOTAL NET ASSETS—100%	$161,484,580
Securities that are subject to the federal alternative minimum tax (AMT) represent 3.2% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	The cost of investments for federal tax purposes amounts to $152,436,285.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2017.
Annual Shareholder Report
15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
CCD	—Community College District
GO	—General Obligation
GTD	—Guaranteed
HFA	—Housing Finance Authority
INS	—Insured
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
SFM	—Single Family Mortgage
USLIBOR	—United States London Interbank Offered Rate
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.56	$11.16	$11.28	$10.70	$11.47
Income From Investment Operations:
Net investment income	0.32	0.34	0.36	0.36	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.32)	0.39	(0.14)	0.59	(0.79)
TOTAL FROM INVESTMENT OPERATIONS	0.00	0.73	(0.22)	0.95	(0.41)
Less Distributions:
Distributions from net investment income	(0.32)	(0.33)	(0.34)	(0.37)	(0.36)
Distributions from net realized gain on investments and futures contracts	(0.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.33)	(0.34)	(0.37)	(0.36)
Net Asset Value, End of Period	$11.23	$11.56	$11.16	$11.28	$10.70
Total Return[1]	0.02%	6.65%	2.00%	9.00%	(3.73)%
Ratios to Average Net Assets:
Net expenses	0.76%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.84%	2.96%	3.16%	3.32%	3.28%
Expense waiver/reimbursement[2]	0.16%	0.15%	0.14%	0.16%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$59,865	$66,884	$67,469	$69,461	$45,131
Portfolio turnover	9%	13%	25%	8%	15%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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17

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.57	$11.16	$11.28	$10.70	$11.47
Income From Investment Operations:
Net investment income	0.30	0.32	0.34	0.35	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.33)	0.40	(0.13)	0.58	(0.79)
TOTAL FROM INVESTMENT OPERATIONS	(0.03)	0.72	0.21	0.93	(0.43)
Less Distributions:
Distributions from net investment income	(0.30)	(0.31)	(0.33)	(0.35)	(0.34)
Distributions from net realized gain on investments and futures contracts	(0.01)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.31)	(0.31)	(0.33)	(0.35)	(0.34)
Net Asset Value, End of Period	$11.23	$11.57	$11.16	$11.28	$10.70
Total Return[1]	(0.22)%	6.58%	1.84%	8.84%	(3.87)%
Ratios to Average Net Assets:
Net expenses	0.91%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.69%	2.81%	3.01%	3.19%	3.13%
Expense waiver/reimbursement[2]	0.41%	0.40%	0.39%	0.41%	0.39%
Supplemental Data:
Net assets, end of period (000 omitted)	$101,620	$111,156	$107,450	$109,583	$118,639
Portfolio turnover	9%	13%	25%	8%	15%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
August 31, 2017
Assets:
Investment in securities, at value (identified cost $152,633,905)		$159,949,454
Cash		35,086
Income receivable		1,742,725
Receivable for shares sold		18,432
TOTAL ASSETS		161,745,697
Liabilities:
Payable for shares redeemed	$148,182
Payable for portfolio accounting fees	34,905
Payable for other service fees (Notes 2 and 5)	33,829
Payable for share registration costs	15,684
Payable for transfer agent fee	14,083
Payable for distribution services fee (Note 5)	13,035
Payable for investment adviser fee (Note 5)	1,050
Payable for administrative fee (Note 5)	349
TOTAL LIABILITIES		261,117
Net assets for 14,376,974 shares outstanding		$161,484,580
Net Assets Consists of:
Paid-in capital		$154,716,291
Net unrealized appreciation of investments		7,315,549
Accumulated net realized loss on investments and futures contracts		(690,477)
Undistributed net investment income		143,217
TOTAL NET ASSETS		$161,484,580
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($59,864,964 ÷ 5,330,420 shares outstanding), no par value, unlimited shares authorized		$11.23
Offering price per share (100/95.50 of $11.23)		$11.76
Redemption proceeds per share		$11.23
Class F Shares:
Net asset value per share ($101,619,616 ÷ 9,046,554 shares outstanding), no par value, unlimited shares authorized		$11.23
Offering price per share (100/99.00 of $11.23)		$11.34
Redemption proceeds per share (99.00/100 of $11.23)		$11.12
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended August 31, 2017
Investment Income:
Interest			$6,002,429
Expenses:
Investment adviser fee (Note 5)		$665,625
Administrative fee (Note 5)		130,635
Custodian fees		11,897
Transfer agent fees		91,219
Directors'/Trustees' fees (Note 5)		3,074
Auditing fees		28,380
Legal fees		10,189
Distribution services fee (Note 5)		416,024
Other service fees (Notes 2 and 5)		415,224
Portfolio accounting fees		94,044
Share registration costs		37,778
Printing and postage		24,457
Miscellaneous (Note 5)		22,810
TOTAL EXPENSES		1,951,356
Waivers:
Waiver of investment adviser fee (Note 5)	$(266,051)
Waiver of other operating expenses (Note 5)	(259,224)
TOTAL WAIVERS		(525,275)
Net expenses			1,426,081
Net investment income			4,576,348
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(627,695)
Net realized loss on futures contracts			(99,678)
Net change in unrealized appreciation of investments			(4,478,128)
Net realized and unrealized loss on investments and futures contracts			(5,205,501)
Change in net assets resulting from operations			$(629,153)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended August 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,576,348	$4,991,037
Net realized gain (loss) on investments and futures contracts	(727,373)	799,063
Net change in unrealized appreciation/depreciation of investments and futures contracts	(4,478,128)	5,334,706
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(629,153)	11,124,806
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,779,827)	(1,929,974)
Class F Shares	(2,813,148)	(2,979,646)
Distributions from net realized gain on investments and futures contracts
Class A Shares	(32,612)	—
Class F Shares	(54,606)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,680,193)	(4,909,620)
Share Transactions:
Proceeds from sale of shares	13,939,402	13,106,588
Net asset value of shares issued to shareholders in payment of distributions declared	3,746,941	3,876,913
Cost of shares redeemed	(28,932,784)	(20,076,614)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,246,441)	(3,093,113)
Change in net assets	(16,555,787)	3,122,073
Net Assets:
Beginning of period	178,040,367	174,918,294
End of period (including undistributed net investment income of $143,217 and $150,510, respectively)	$161,484,580	$178,040,367
See Notes which are an integral part of the Financial Statements
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21

Notes to Financial Statements
August 31, 2017
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of the Federated Ohio Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not
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representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class F Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waivers of $525,275 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
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Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time. For the year ended August 31, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$156,000
Class F Shares	259,224
TOTAL	$415,224
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
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Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
As of August 31, 2017, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period were $2,583,846 and $478,365, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
The Effect of Derivative Instruments on the Statement of Operations for the Year ended August 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(99,678)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	715,225	$7,949,399	527,990	$6,010,776
Shares issued to shareholders in payment of distributions declared	93,468	1,041,304	96,664	1,098,082
Shares redeemed	(1,261,921)	(13,996,648)	(888,108)	(10,062,080)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(453,228)	$(5,005,945)	(263,454)	$(2,953,222)
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Year Ended August 31	2017		2016
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	534,918	$5,990,003	619,691	$7,095,812
Shares issued to shareholders in payment of distributions declared	242,831	2,705,637	244,601	2,778,831
Shares redeemed	(1,341,133)	(14,936,136)	(882,975)	(10,014,534)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(563,384)	$(6,240,496)	(18,683)	$(139,891)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,016,612)	$(11,246,441)	(282,137)	$(3,093,113)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, payment-in-kind bond adjustment, defaulted security interest and excise requirements.
For the year ended August 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(48,791)	$9,334	$39,457
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$—	$3,946
Long-term capital gains	$87,218	$—
Tax-exempt income	$4,592,975	$4,905,674
As of August 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$143,217
Net unrealized appreciation	$7,513,169
Post-October losses deferred	$(888,097)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
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At August 31, 2017, the cost of investments for federal tax purposes was $152,436,285. The net unrealized appreciation of investments for federal tax purposes was $7,513,169. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,654,017 and net unrealized depreciation from investments for those securities having an excess of cost over value of $140,848.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or part, and treated as occurring on the first day of the following fiscal year. As of August 31, 2017, for federal income tax purposes, post-October losses of $888,097 were deferred to September 1, 2017.
The Fund used capital loss carryforwards of $91,054 to offset capital gains realized during the year ended August 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the Adviser voluntarily waived $266,051 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class F Shares	0.40%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class F Shares	$416,024	$(259,224)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2017, FSC retained $156,800 of fees paid by the Fund. For the year ended August 31, 2017, the Fund's Class A shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2017, FSC retained $4,771 in sales charges from the sale of Class A Shares. FSC retained $1,268 and $15,917 in CDSC relating to redemptions of Class A and Class F Shares, respectively.
Other Service Fees
For the year ended August 31, 2017, FSSC received $1,833 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended August 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $27,350,000 and $30,600,000, respectively.
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Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 0.75% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2017, were as follows:
Purchases	$13,720,777
Sales	$17,660,241
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2017, 8.5% of the securities in the Portfolio of Investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
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requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2017, the Fund had no outstanding loans. During the year ended August 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2017, there were no outstanding loans. During the year ended August 31, 2017, the program was not utilized.
10. Subsequent Event
Effective September 1, 2017, the breakpoints of Administrative Fees paid to FAS, described above, changed to:
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended August 31,2017, the amount of long-term capital gains designated by the Fund was $87,218.
For the fiscal year ended August 31, 2017, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated ohio municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Ohio Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Ohio Municipal Income Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 23, 2017
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,030.90	$3.89
Class F Shares	$1,000	$1,030.20	$4.66
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.87
Class F Shares	$1,000	$1,020.62	$4.63
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.76%
Class F Shares	0.91%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

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Evaluation and Approval of Advisory Contract–May 2017
Federated Ohio Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance was at the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed
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expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Ohio Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923823
CUSIP 313923609
28994 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.
Annual Shareholder Report
August 31, 2017
Share Class | Ticker	A | PAMFX	B | FPABX

Federated Pennsylvania Municipal Income Fund
Fund Established 1990

A Portfolio of Federated Municipal Securities Income Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from September 1, 2016 through August 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Pennsylvania Municipal Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended August 31, 2017, (the “reporting period”) was 0.11% for Class A Shares and -0.57% for Class B Shares. The 0.11% total return of the Class A Shares for the reporting period consisted of 2.95% of tax-exempt dividends and reinvestments and price depreciation of 2.84% in the net asset value of the shares.1 The total return of the S&P Municipal Bond Pennsylvania Index (“PA Index”),2 the Fund's broad-based securities market index, was 1.18% during the same period. The total return of the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index (PAIG3 Index),3 a secondary index for the Fund, was 1.23%, and the total return of the Morningstar Muni Pennsylvania Funds Average (MMPFA),4 a peer group average for the Fund, was 0.35% during the same reporting period. The Fund's and the MMPFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the PA Index or PAIG3 Index.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates),5,6 (b) the allocation of the Fund's portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality of portfolio securities (which is shown through credit ratings which indicate the risk that securities may default).7 These were the most significant factors affecting the Fund's performance relative to the PAIG3 Index during the reporting period.
The following discussion focuses on the performance of the Fund's Class A Shares.
Market OVERVIEW
During the reporting period, 10-year Treasury yields increased from a low of 1.54% in September of 2016 to a high of 2.63% in March of 2017 and averaged 2.22%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period.
Inflation showed signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). This partly reflected declines in energy prices and impacts of the dollar's strength on non-energy imports. The Fed's decision to raise the federal funds' target rate three times by ¼ percent over the reporting period was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's indicators of maximum employment and a two percent inflation target, are essential. The labor market continued to strengthen as economic activity expanded at a moderate pace. Job gains remained solid and the
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unemployment rate stayed near its lows during the reporting period. Measures of consumer and business sentiment also improved. There remained considerable uncertainty about the prospects for changes in fiscal and other government policies as well as the timing and magnitude of the net effect of such changes on economic activity. Health care reform, tax reform, changes in financial regulations and increased infrastructure spending were among the important policy issues the Trump administration mentioned as priorities.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. The vote by the United Kingdom to leave the European Union (“Brexit”) resulted in immediate asset price volatility and some financial markets, particularly certain foreign exchange markets, experienced brief periods of strained liquidity. Safe haven asset prices appreciated substantially, but broad-based market dislocations did not develop. Overall, the negative sentiment surrounding the Brexit outcome was subsequently alleviated by expectations of the central banks being more accommodative. Nevertheless, several long-term global risks related to Brexit remained such as the potential for conservative and populist political parties to gain influence in coming elections in Europe. France and Germany are of particular interest because of their leadership positions within the European Union. The populist loss in the French national elections created a relief rally for the markets concerning potential trade related impacts. There also continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. The European Central Bank announced that it would maintain its asset purchase program.
Downward pressure on domestic energy activity continued over most of the reporting period as oil prices dropped further. The imbalance of crude oil supply relative to demand remained, and it was not expected to resolve quickly. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and generating concerns that the drop in oil prices might reflect declining demand in a weakening global economy. The support for household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar and the possibility of adverse effects from slower economic growth in China.
State and local government payrolls increased somewhat near the end of the reporting period while nominal construction spending by these governments declined reflecting a reticence to take on additional debt. The spread between “AAA”- and “BBB”-rated general obligation debt widened at different maturities along the yield curve during the period. Credit quality continued to be generally stable. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond
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market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt was lower than in previous periods as issuers were hesitant to add additional leverage, and the economic benefits of refunding existing debt became less advantageous. Flows from investors into intermediate, long and high-yield municipal bonds were positive and broad-based for a significant portion of the reporting period. The intermittent flight-to-quality by investors as a result of the unstable global political and economic environment also favored municipal bonds as they were viewed as a safer alternative investment.
Chicago, Illinois failed to come to political terms over a solution for underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued throughout the reporting period. Some state and local governments turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts were generally not favorable. Any workouts of these concerns are likely to take many years which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continued to receive significant scrutiny.
During the reporting period, Pennsylvania was the sixth largest state by both population and gross state product. Following decades of a declining manufacturing base, the economic growth engine has become its rejuvenated urban areas. The education and medical sectors have been driving the employment base in these areas. Pennsylvania maintained credit strengths that include a stable and less volatile economy than the overall U.S. economy, above average income levels and a pension reform plan which will likely lead to full funding of the Commonwealth's pension obligations. The contentious political environment did lead to a lengthy stalemate and delayed passage of their 2017 budget. Pension reform passed in 2010 put the pension plans on a path to be fully funded within 30 years subject to contribution collars limiting increases in annual contributions although pension funding will continue to be a key credit issue going forward.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 4.2 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was shorter than the average duration of the PAIG3 Index during the reporting period. Tax-exempt municipal bond yields increased early in the reporting period and increased more for bonds with longer maturities as the yield curve significantly steepened during the reporting period. Bonds with a longer duration underperformed bonds with a shorter duration due to their differences in interest rate volatility. As a result of the Fund's underweight to bonds with longer durations relative to those included in the
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PAIG3 Index, duration had a positive impact on Fund performance over the reporting period. The Fund used Treasury interest rate futures to manage duration over the reporting period. The use of these instruments had a negative impact on performance relative to the index.
Sector allocation
During the reporting period, sector allocation contributed negatively to excess return. The Fund maintained a higher portfolio allocation to Toll Road, Senior Care and Water and Sewer revenue bonds. These allocations negatively impacted the Fund's performance due to the underperformance of these sectors relative to the PAIG3 Index. Also, the Fund's underweight to state and local general obligation bonds had a negative impact on performance as they outperformed the index during the reporting period, and the Fund was underweight both of these sectors.
credit QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment increased municipal bond fund inflows and resulted in outperformance of bonds rated “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the PAIG3 Index. Bonds in the noninvestment-grade8 category, below “BBB,” underperformed the higher rating categories. The Fund's overweight position, relative to the PAIG3 Index, in “BBB” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance. The Fund's underweight in bonds rated “AAA” (or unrated bonds of comparable quality) also made a positive contribution to performance as bonds in this rating category underperformed the PAIG3 index.
1	Income may be subject to the alternative minimum tax for individuals and corporations (AMT).
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the PA Index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the PAIG3 Index. The Fund's secondary index is being used for comparison purposes because, while it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the securities in which the Fund invests.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MMPFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
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7	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8	Investment-grade securities and noninvestment-grade securities may either: be (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in Federated Pennsylvania Municipal Income Fund (the “Fund”) from August 31, 2007 to August 31, 2017, compared to the S&P Municipal Bond Pennsylvania Index (PA Index),2 the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index (PAIG3 Index)3 and the Morningstar Muni Pennsylvania Funds Average (MMPFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of August 31, 2017
■	Total returns shown for class A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for the B Shares include the maximum contingent deferred sales charge of 5.50% as applicable.
■	The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.

Average Annual Total Returns for the Period Ended 8/31/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-4.38%	1.91%	3.05%
Class B Shares	-5.92%	1.72%	2.89%
PA Index	1.18%	3.59%	4.80%
PAIG3 Index	1.23%	3.88%	5.34%
MMPFA	0.35%	2.69%	3.86%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The PA Index, PAIG3 Index and MMPFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The PA Index consists of bonds in the S&P Municipal Bond Index (“Main Index”) that have been issued by the Commonwealth of Pennsylvania or local governments or state or local government entities within Pennsylvania. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly. The PA Index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The PA Index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The PAIG3 Index represents the portion of the PA Index composed solely of bonds that are rated at least BBB with remaining maturities of more than three years that are not subject to AMT. The PAIG3 Index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The PAIG3 Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
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Portfolio of Investments Summary Table (unaudited)
At August 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	17.5%
Water & Sewer	13.0%
General Obligation—Local	11.0%
Toll Road	11.0%
Education	9.9%
Pre-Refunded	8.2%
Dedicated Tax	5.9%
Industrial Development/Pollution Control	4.4%
Senior Care	4.3%
Airport	3.1%
Other[2]	10.7%
Other Assets and Liabilities—Net[3]	1.0%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 88.3% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
August 31, 2017
Principal Amount		Value
	MUNICIPAL BONDS—96.8%
	Pennsylvania—96.8%
$1,450,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport), Airport Revenue Bonds (Series 2012A-1), 5.00%, 1/1/2023	$1,635,455
1,550,000	Allegheny County, PA Airport Authority (Pittsburgh International Airport), Airport Revenue Bonds (Series 2012A-1), 5.00%, 1/1/2024	1,737,938
3,555,000	Allegheny County, PA HDA (UPMC Health System), Hospital Revenue Bonds (Series 2008A), 5.00%, 6/15/2018	3,671,071
370,000	Allegheny County, PA IDA (Residential Resources Inc. Project), Lease Revenue Bonds (Series 2006), 5.125%, 9/1/2031	370,285
2,000,000	Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.00%, (Original Issue Yield: 5.20%), 3/1/2026	2,261,240
1,715,000	Allegheny County, PA Port Authority, Special Revenue Transportation Refunding Bonds (Series 2011), 5.75%, 3/1/2029	1,981,700
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.00%, 12/1/2040	1,138,890
2,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.00%, 12/1/2045	2,265,320
2,000,000	Allegheny County, PA, UT GO Refunding Bonds (Series C-76), 5.00%, 11/1/2041	2,320,160
2,250,000	Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2035	2,380,140
3,000,000	Berks County, PA Municipal Authority (Reading Hospital & Medical Center), Revenue Bonds (Series 2012A), 5.00%, 11/1/2044	3,255,270
2,000,000	Bethlehem, PA Authority (Bethlehem, PA), GTD Water Revenue Bonds (Series 2014), 5.00%, (Build America Mutual Assurance INS), 11/15/2030	2,266,200
1,360,000	Bethlehem, PA Authority (Bethlehem, PA), GTD Water Revenue Bonds (Series 2014), 5.00%, (Build America Mutual Assurance INS), 11/15/2031	1,537,711
1,000,000	Canonsburg-Houston Joint Authority, PA, Sewer Revenue Bonds (Series 2015A), 5.00%, 12/1/2040	1,131,110
500,000	Centre County, PA Hospital Authority (Mount Nittany Medical Center), Hospital Revenue Bonds (Series 2016A), 5.00%, 11/15/2046	558,735
1,000,000	Chartiers Valley, PA School District, UT GO Bonds (Series 2015B), 5.00%, (State Aid Withholding GTD), 10/15/2040	1,137,530
2,530,000	Cheltenham Twp, PA School District, LT GO Bonds (Series 2014), 5.00%, (State Aid Withholding GTD), 2/15/2040	2,838,331
1,000,000	Chester County, PA HEFA (Main Line Health Systems), Revenue Bonds (Series 2017A), 5.00%, 10/1/2052	1,143,820
1,250,000	Chester County, PA IDA (Avon Grove Charter School), Revenue Bonds (Series 2017A), 4.75%, (Original Issue Yield: 4.82%), 12/15/2037	1,321,875
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$2,000,000	Clairton Municipal Authority, PA, Sewer Revenue Bonds (Series 2012B), 5.00%, 12/1/2037	$2,191,860
1,500,000	Clarion County, PA IDA (Pennsylvania American Water Co.), Water Facility Revenue Refunding Bonds (Series 2009), 5.50%, 12/1/2039	1,595,760
2,000,000	Commonwealth Financing Authority of PA (Commonwealth of Pennsylvania), Revenue Bonds (Series 2013B), 5.00%, 6/1/2036	2,206,520
2,000,000	Commonwealth of Pennsylvania, UT GO Bonds (2nd Series 2016), 5.00%, 9/15/2026	2,455,880
2,000,000	Commonwealth of Pennsylvania, UT GO Bonds (First Series 2011), 5.00%, 11/15/2030	2,268,600
1,000,000	Cumberland County, PA Municipal Authority (Asbury Pennsylvania Obligated Group), Refunding Revenue Bonds (Series 2012), 5.25%, 1/1/2041	1,018,720
905,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.00%, 1/1/2038	982,939
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College), Revenue Bonds (Series 2016), 5.00%, 5/1/2030	1,180,320
2,500,000	Dauphin County, PA General Authority (Pinnacle Health System), Health System Revenue Bonds (Series 2012A), 5.00%, 6/1/2042	2,724,325
1,000,000	Delaware County, PA Authority (Villanova University), Revenue Bonds (Series 2015), 5.00%, 8/1/2045	1,130,950
1,000,000	Delaware County, PA IDA (Covanta Energy Corp.), Solid Waste Disposal Revenue Bonds (Series 2015), 5.00%, 7/1/2043	1,007,520
1,250,000	Delaware County, PA Regional Water Quality Control Authority, Sewer Revenue Bonds (Series 2015), 5.00%, 5/1/2040	1,420,950
1,750,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.00%, 7/1/2042	2,039,590
2,350,000	Delaware River Port Authority, Revenue Bonds (Series 2010D), 5.00%, 1/1/2028	2,558,233
1,105,000	Erie, PA Water Authority, Revenue Refunding Bonds (Series 2014), 5.00%, (AGM INS), 12/1/2034	1,268,153
1,000,000	Erie, PA Water Authority, Water Revenue Bonds (Series 2016), 5.00%, 12/1/2043	1,142,230
1,000,000	Fulton County, PA IDA (Fulton County Medical Center), Hospital Revenue Bonds (Series 2016), 5.00%, 7/1/2040	1,027,240
2,250,000	Geisinger Authority, PA Health System (Geisinger Health System), Health System Revenue Bonds (Series 2009A), 5.25%, (United States Treasury PRF 6/1/2019@100), 6/1/2039	2,420,212
2,260,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Bonds (Series 2014A), 5.00%, 6/1/2041	2,528,375
2,000,000	Harrisburg, PA Authority, Water Revenue Refunding Bonds (Series 2008), 5.25%, (Original Issue Yield: 5.35%), 7/15/2031	2,023,860
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,215,000	Lancaster County, PA Hospital Authority (Lancaster General Hospital), Health System Revenue Bonds (Series 2012B), 5.00%, (United States Treasury PRF 1/1/2022@100), 7/1/2042	$1,410,481
1,000,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community), Health Center Revenue Refunding Bonds (Series 2015A), 5.00%, (Original Issue Yield: 5.03%), 7/1/2045	1,068,710
785,000	Lancaster County, PA Hospital Authority (Masonic Villages), Health Center Revenue Bonds (Series 2015), 5.00%, 11/1/2035	883,196
1,000,000	Lancaster County, PA Solid Waste Management Authority, GTD Authority Bonds (Series 2013B), 5.00%, (Dauphin County, PA GTD), 12/15/2033	1,154,680
2,250,000	Lycoming County PA Authority (Pennsylvania College of Technology), College Revenue Bonds (Series 2008), 5.50%, (United States Treasury PRF 4/1/2018@100), 10/1/2032	2,311,943
2,200,000	Lycoming County PA Authority (Susquehanna Health System), Revenue Bonds (Series A), 5.75%, (Original Issue Yield: 5.90%), 7/1/2039	2,375,494
1,100,000	Montgomery County, PA IDA (ACTS Retirement Life Communities, Inc.), Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2028	1,210,484
400,000	Montgomery County, PA IDA (ACTS Retirement Life Communities, Inc.), Retirement Communities Revenue Refunding Bonds (Series 2012), 5.00%, 11/15/2029	438,136
1,000,000	Montgomery County, PA IDA (Foulkeways at Gwynedd), Revenue Bonds (Series 2016), 5.00%, 12/1/2046	1,074,690
750,000	Northampton County, PA General Purpose Authority (Lafayette College), College Refunding and Revenue Bonds (Series 2017), 5.00%, 11/1/2047	874,845
1,000,000	Pennsylvania EDFA (Amtrak), Exempt Facilities Revenue Bonds (Series 2012A), 5.00%, 11/1/2041	1,096,030
2,000,000	Pennsylvania EDFA (Aqua Pennsylvania, Inc.), Water Facilities Revenue Bonds (Series 2009B), 5.00%, 11/15/2040	2,151,560
1,000,000	Pennsylvania EDFA (National Gypsum Co.), Exempt Facilities Revenue Refunding Bonds (Series 2014), 5.50%, 11/1/2044	1,073,590
2,000,000	Pennsylvania EDFA (Pennsylvania American Water Co.), Water Facilities Revenue Bonds (Series 2009), 6.20%, 4/1/2039	2,149,700
1,000,000	Pennsylvania EDFA (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 12/31/2038	1,121,970
2,000,000	Pennsylvania EDFA (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.00%, 6/30/2042	2,231,000
1,500,000	Pennsylvania EDFA (UPMC Health System), Revenue Bonds (Series 2014A), 5.00%, 2/1/2045	1,685,100
Annual Shareholder Report
11

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$2,000,000		Pennsylvania EDFA, Junior GTD Parking Revenue Bonds (Series 2013B-1), 6.00%, (Dauphin County, PA GTD), 7/1/2053	$2,375,280
1,500,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2009), 5.00%, 6/15/2022	1,609,965
1,000,000		Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Refunding Bonds (Series 2010), 5.00%, 6/15/2018	1,033,300
1,500,000		Pennsylvania State Higher Education Facilities Authority (Carnegie Mellon University), Revenue Bonds (Series 2009), 5.00%, 8/1/2021	1,587,075
2,000,000		Pennsylvania State Higher Education Facilities Authority (Temple University), Revenue Bonds (First Series of 2012), 5.00%, 4/1/2035	2,234,520
1,000,000		Pennsylvania State Higher Education Facilities Authority (Thomas Jefferson University), Fixed Rate Revenue Bonds (Series 2015A), 5.25%, 9/1/2050	1,124,380
1,100,000		Pennsylvania State Higher Education Facilities Authority (Thomas Jefferson University), Revenue Bonds (Series 2010), 5.00%, United States Treasury PRF 3/1/2020@100), 3/1/2040	1,209,329
1,000,000		Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), Revenue Bonds (Series 2009A), 5.25%, (United States Treasury PRF 8/15/2019@100), 8/15/2022	1,083,880
2,000,000		Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), Revenue Bonds (Series 200B), 5.50%, (Original Issue Yield: 5.65%), 8/15/2018	2,088,960
1,500,000		Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), Revenue Bonds (Series 2012A), 5.00%, 8/15/2042	1,641,510
1,000,000		Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Refunding Revenue Bonds (Series 2015A), 5.00%, 10/1/2036	1,172,340
1,630,000		Pennsylvania State Higher Education Facilities Authority (University of the Sciences in Philadelphia), Revenue Bonds (Series 2015), 5.00%, 11/1/2036	1,838,070
1,000,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2011E), 5.00%, 12/1/2030	1,125,420
1,000,000		Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds (Series 2015B), 5.00%, 12/1/2045	1,138,110
5,500,000		Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Refunding Bonds (Second Series of 2016), 5.00%, 6/1/2039	6,196,410
2,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Subordinate Lien Revenue Bonds (SIFMA Index Bonds) (Series 2015A-2) FRNs, 1.59% (SIFMA 7-day +0.800%), 12/1/2018	1,999,900
1,430,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013B) FRNs, 2.06% (SIFMA 7-day +1.270%), 12/1/2020	1,441,454
Annual Shareholder Report
12

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$2,440,000	Pennsylvania State Turnpike Commission-Motor License Fund Enhanced, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), 5.50%, (Original Issue Yield: 5.55%), 12/1/2041	$2,706,399
2,000,000	Pennsylvania State Turnpike Commission-Motor License Fund Enhanced, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds (Series 2011A), 6.00%, (United States Treasury PRF 12/1/2020@100), 12/1/2036	2,321,160
2,000,000	Philadelphia, PA Airport System, Airport Revenue Refunding Bonds (Series 2010D), 5.25%, 6/15/2028	2,159,400
1,210,000	Philadelphia, PA Authority for Industrial Development (New Foundations Charter School), Revenue Bonds (Series 2012), 6.625%, 12/15/2041	1,371,680
1,560,000	Philadelphia, PA Authority for Industrial Development (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	1,562,012
1,000,000	Philadelphia, PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group), Senior Living Facilities Revenue Bonds (Series 2017A), 5.00%, 7/1/2049	1,038,510
2,000,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children's Hospital of Philadelphia), Hospital Revenue Bonds (Series 2011D), 5.00%, 7/1/2028	2,271,800
1,040,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children's Hospital of Philadelphia), Hospital Revenue Bonds (Series 2014A), 5.00%, 7/1/2042	1,202,354
1,670,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Temple University Health System Obligated Group), Hospital Revenue Bonds (Series 2012A), 5.625%, (Original Issue Yield: 5.875%), 7/1/2042	1,838,937
5,000	Philadelphia, PA School District, LT GO Bonds (Series 2008E), 6.00%, (United States Treasury PRF 9/1/2018@100), 9/1/2038	5,256
5,000	Philadelphia, PA School District, LT GO Bonds (Series 2008E), 6.00%, (United States Treasury PRF 9/1/2018@100)/(Original Issue Yield: 6.30%), 9/1/2038	5,256
40,000	Philadelphia, PA School District, LT GO Bonds (Series 2008E), 6.00%, (United States Treasury PRF 9/1/2018@100)/(Original Issue Yield: 6.30%), 9/1/2038	42,047
2,000,000	Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds (Series 2012), 5.00%, 11/1/2028	2,315,780
750,000	Philadelphia, PA Water & Wastewater System, Water and Wastewater Revenue Bonds (Series 2009A), 5.25%, (United States Treasury PRF 1/1/2019@100)/(Original Issue Yield: 5.33%), 1/1/2036	793,860
1,000,000	Philadelphia, PA, UT GO Bonds (Series 2017A), 5.00%, 8/1/2033	1,160,190
1,000,000	Pittsburgh, PA Public Parking Authority, Parking System Revenue Refunding Bonds (Series 2015A), 5.00%, 12/1/2025	1,196,490
Annual Shareholder Report
13

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$1,035,000		Pittsburgh, PA Urban Redevelopment Authority (Center Triangle), Tax Allocation, 4.50%, 5/1/2019	$1,040,962
2,000,000		Pittsburgh, PA Water & Sewer Authority, Water and Sewer System Revenue Bonds (Series 2008 D-1), 5.00%, (AGM INS), 9/1/2025	2,080,760
3,000,000		Pittsburgh, PA, UT GO Bonds (Series 2012B), 5.00%, 9/1/2026	3,489,300
1,075,000		Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), 5.00%, (Original Issue Yield: 5.08%), 12/1/2031	1,212,643
1,500,000		Reading Area Water Authority, PA, Water Revenue Bonds (Series 2011), 5.25%, (Original Issue Yield: 5.27%), 12/1/2036	1,709,295
1,000,000		South Fork Municipal Authority, PA (Conemaugh Valley Memorial Hospital), Hospital Revenue Bonds (Series 2010), 5.50%, (United States Treasury PRF 7/1/2020@100)/(Original Issue Yield: 5.72%), 7/1/2029	1,125,090
1,140,000		Southcentral PA, General Authority (Wellspan Health Obligated Group), Revenue Bonds (Series 2014A), 5.00%, 6/1/2026	1,350,182
1,000,000		Southeastern, PA Transportation Authority, Capital Grant Receipts Bonds (Series 2011), 5.00%, 6/1/2028	1,127,530
1,000,000		Southeastern, PA Transportation Authority, Revenue Refunding Bonds (Series 2010), 5.00%, 3/1/2018	1,020,600
2,000,000		St. Mary Hospital Authority, PA (Trinity Healthcare Credit Group), Health System Revenue Bonds (Series 2012A), 5.00%, 11/15/2026	2,183,700
1,000,000		Union County, PA Higher Educational Facilities Financing Authority (Bucknell University), University Revenue Bonds (Series 2015B), 5.00%, 4/1/2032	1,172,460
3,000,000		West View, PA Municipal Authority Water Revenue, Revenue Bonds (Series 2014), 5.00%, 11/15/2039	3,511,020
1,685,000		Wilkes-Barre, PA Finance Authority (University of Scranton), Revenue Bonds (Series 2015A), 5.00%, 11/1/2033	1,920,883
825,000		Wilkes-Barre, PA Finance Authority (University of Scranton), Revenue Bonds (Series 2015A), 5.00%, 11/1/2034	936,656
2,895,000		York County, PA, UT GO Bonds (Series 2013), 5.00%, 6/1/2037	3,342,306
		TOTAL	174,571,048
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $166,448,636)	174,571,048
		SHORT-TERM MUNICIPALS—2.2%
		Pennsylvania—2.2%
1,800,000	[1]	Lower Merion, PA School District, (Series B of 2009) Weekly VRDNs (U.S. Bank, N.A. LOC), 0.77%, 9/7/2017	1,800,000
Annual Shareholder Report
14

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued
		Pennsylvania—continued
$2,200,000	[1]	Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children's Hospital of Philadelphia), (Series 2002-A) Daily VRDNs (Wells Fargo Bank, N.A. LIQ), 0.82%, 9/1/2017	$2,200,000
		TOTAL	4,000,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $4,000,000)	4,000,000
		TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $170,448,636)[2]	178,571,048
		OTHER ASSETS AND LIABILITIES - NET—1.0%[3]	1,842,763
		TOTAL NET ASSETS—100%	$180,413,811
Securities that are subject to the federal alternative minimum tax (AMT) represent 6.2% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	The cost of investments for federal tax purposes amounts to $170,448,632.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of August 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report
15

The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
COL	—Collateralized
EDFA	—Economic Development Finance Authority
FRN	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HDA	—Hospital Development Authority
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
INS	—Insured
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
LT	—Limited Tax
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.28	$10.88	$10.94	$10.34	$11.20
Income From Investment Operations:
Net investment income	0.33	0.33	0.36	0.38	0.39
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.32)	0.40	(0.07)	0.61	(0.87)
TOTAL FROM INVESTMENT OPERATIONS	0.01	0.73	0.29	0.99	(0.48)
Less Distributions:
Distributions from net investment income	(0.33)	(0.33)	(0.35)	(0.39)	(0.38)
Net Asset Value, End of Period	$10.96	$11.28	$10.88	$10.94	$10.34
Total Return[1]	0.11%	6.85%	2.65%	9.68%	(4.41)%
Ratios to Average Net Assets:
Net expenses	0.76%	0.75%[2]	0.75%	0.75%	0.75%
Net investment income	2.98%	3.01%	3.25%	3.60%	3.50%
Expense waiver/reimbursement[3]	0.14%	0.13%	0.12%	0.13%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$178,935	$199,403	$202,057	$219,307	$231,890
Portfolio turnover	6%	14%	29%	5%	7%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The Net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.75% for the year ended August 31, 2016, after taking into account this expense reduction.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.28	$10.89	$10.95	$10.34	$11.20
Income From Investment Operations:
Net investment income	0.30	0.30	0.29	0.30	0.31
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.37)	0.34	(0.09)	0.61	(0.87)
TOTAL FROM INVESTMENT OPERATIONS	(0.07)	0.64	0.20	0.91	(0.56)
Less Distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.26)	(0.30)	(0.30)
Net Asset Value, End of Period	$10.97	$11.28	$10.89	$10.95	$10.34
Total Return[1]	(0.57)%	5.93%	1.87%	8.93%	(5.15)%
Ratios to Average Net Assets:
Net expenses	1.53%	1.52%[2]	1.52%	1.52%	1.52%
Net investment income	2.21%	2.25%	2.48%	2.84%	2.73%
Expense waiver/reimbursement[3]	0.12%	0.11%	0.10%	0.11%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,479	$1,955	$2,429	$2,815	$3,824
Portfolio turnover	6%	14%	29%	5%	7%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	The Net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.52% for the year ended August 31, 2016, after taking into account this expense reduction.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
August 31, 2017
Assets:
Investment in securities, at value (identified cost $170,448,636)		$178,571,048
Cash		20,859
Income receivable		2,083,368
Receivable for shares sold		63,244
Prepaid expenses		701
TOTAL ASSETS		180,739,220
Liabilities:
Payable for shares redeemed	$214,842
Payable for other service fees (Notes 2 and 5)	39,243
Payable for portfolio accounting fees	34,905
Payable for share registration costs	17,398
Payable for transfer agent fee	16,355
Payable for investment adviser fee (Note 5)	1,333
Payable for distribution services fee (Note 5)	944
Payable for administrative fee (Note 5)	389
TOTAL LIABILITIES		325,409
Net assets for 16,456,087 shares outstanding		$180,413,811
Net Assets Consists of:
Paid-in capital		$181,980,170
Net unrealized appreciation of investments		8,122,412
Accumulated net realized loss on investments and futures contracts		(9,854,975)
Undistributed net investment income		166,204
TOTAL NET ASSETS		$180,413,811
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($178,935,153 ÷ 16,321,304 shares outstanding), no par value, unlimited shares authorized		$10.96
Offering price per share (100/95.50 of $10.96)		$11.48
Redemption proceeds per share		$10.96
Class B Shares:
Net asset value per share ($1,478,658 ÷ 134,783 shares outstanding), no par value, unlimited shares authorized		$10.97
Offering price per share		$10.97
Redemption proceeds per share (94.50/100 of $10.97)		$10.37
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended August 31, 2017
Investment Income:
Interest			$7,001,818
Expenses:
Investment adviser fee (Note 5)		$748,512
Administrative fee (Note 5)		146,903
Custodian fees		11,833
Transfer agent fees		93,939
Directors'/Trustees' fees (Note 5)		3,257
Auditing fees		31,055
Legal fees		10,270
Distribution services fee (Note 5)		12,638
Other service fees (Notes 2 and 5)		465,543
Portfolio accounting fees		94,045
Share registration costs		36,148
Printing and postage		25,622
Miscellaneous (Note 5)		22,683
TOTAL EXPENSES		1,702,448
Waivers and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(228,140)
Reimbursement of other operating expenses (Notes 2 and 5)	(34,811)
TOTAL WAIVER AND REIMBURSEMENT		(262,951)
Net expenses			1,439,497
Net investment income			5,562,321
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			92,818
Net realized loss on futures contracts			(66,529)
Net change in unrealized appreciation of investments			(5,785,874)
Net realized and unrealized loss on investments and futures contracts			(5,759,585)
Change in net assets resulting from operations			$(197,264)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Changes in Net Assets
Year Ended August 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,562,321	$5,991,885
Net realized gain on investments and futures contracts	26,289	246,040
Net change in unrealized appreciation/depreciation of investments and futures contracts	(5,785,874)	6,876,038
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(197,264)	13,113,963
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,533,906)	(5,952,216)
Class B Shares	(37,219)	(48,177)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,571,125)	(6,000,393)
Share Transactions:
Proceeds from sale of shares	8,592,642	14,059,901
Net asset value of shares issued to shareholders in payment of distributions declared	4,154,807	4,353,972
Cost of shares redeemed	(27,923,912)	(28,654,766)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(15,176,463)	(10,240,893)
Change in net assets	(20,944,852)	(3,127,323)
Net Assets:
Beginning of period	201,358,663	204,485,986
End of period (including undistributed net investment income of $166,204 and $176,050, respectively)	$180,413,811	$201,358,663
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
August 31, 2017
1. ORGANIZATION
Federated Municipal Securities Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Class B Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Class B shares were closed to new accounts/investors on June 1, 2015 and to new purchases/exchanges by existing shareholders on August 1, 2015. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report
22

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a price service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Amortization/accretion of premium and discount is included in investment income. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to
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each class based on relative average daily net assets, except that Class A Shares and Class B Shares may bear distribution services fees and other services fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $262,951 is disclosed in various locations in this Note 2 and Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended August 31, 2017, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$461,330	$(34,811)
Class B Shares	4,213	—
TOTAL	$465,543	$(34,811)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended August 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of August 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the
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securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures against default.
At August 31, 2017, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period was $2,920,841 and $1,052,242, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended August 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(66,529)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended August 31	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	788,560	$8,592,642	1,263,328	$14,059,901
Shares issued to shareholders in payment of distributions declared	378,653	4,117,702	389,372	4,306,360
Shares redeemed	(2,528,225)	(27,468,926)	(2,539,546)	(28,057,547)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,361,012)	$(14,758,582)	(886,846)	$(9,691,286)
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Year Ended August 31	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	3,410	37,105	4,307	47,612
Shares redeemed	(41,897)	(454,986)	(54,112)	(597,219)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(38,487)	$(417,881)	(49,805)	$(549,607)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,399,499)	$(15,176,463)	(936,651)	$(10,240,893)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and expiration of capital loss carryfowards.
For the year ended August 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(7,218,579)	$(1,042)	$7,219,621
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2017 and 2016, was as follows:
	2017	2016
Tax-exempt income	$5,571,125	$6,000,393
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$166,204
Net unrealized appreciation	$8,122,415
Capital loss carryforwards	$(9,854,978)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At August 31, 2017, the cost of investments for federal tax purposes was $170,448,632. The net unrealized appreciation of investments for federal tax purposes was $8,122,416. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,332,443 and net unrealized depreciation from investments for those securities having an excess of cost over value of $ 210,027.
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At August 31, 2017, the Fund had a capital loss carryforward of $9,854,978 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$9,851,417	NA	$9,851,417
2019	$3,561	NA	$3,561
The fund used capital loss carryforwards of $40,166 to offset taxable gains realized during the year ended August 31, 2017. Capital loss carryforwards of $7,218,579 expired during the year ended August 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the Adviser voluntarily waived $228,140 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class B Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended August 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fee Incurred
Class B Shares	$12,638
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended August 31, 2017, FSC retained $11,193 of fees paid by the Fund. For the year ended August 31, 2017, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended August 31, 2017, FSSC received $33,791 and reimbursed $34,811 of other service fees disclosed in Note 2.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended August 31, 2017, FSC retained $11,649 in sales charges from the sale of Class A Shares. FSC also retained $1,741 of CDSC relating to redemptions of Class B Shares.
Interfund Transactions
During the year ended August 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $21,950,000 and $23,850,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Class B Shares
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(after the voluntary waivers and reimbursements) will not exceed 0.75% and 1.52% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2017 were as follows:
Purchases	$10,828,363
Sales	$23,810,810
7. CONCENTRATION OF RISK
Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2017, 5.0% of the securities in the Portfolio of Investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of August 31, 2017, the Fund had no outstanding loans. During the year ended August 31, 2017, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of August 31, 2017, there were no outstanding loans. During the year ended August 31, 2017, the program was not utilized.
10. Subsequent Event
Effective September 1, 2017, the breakpoints of Administrative Fees paid to FAS, described above, changed to:
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended August 31, 2017, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF federated municipal securities income trust and shareholders of federated Pennsylvania municipal income FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Pennsylvania Municipal Income Fund (the “Fund”), a portfolio of Federated Municipal Securities Income Trust, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Pennsylvania Municipal Income Fund as of August 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
October 23, 2017
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 to August 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 3/1/2017	Ending Account Value 8/31/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1032.00	$3.89
Class B Shares	$1,000	$1028.00	$7.82
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.37	$3.87
Class B Shares	$1,000	$1,017.49	$7.78
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.76%
Class B Shares	1.53%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised five portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

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Evaluation and Approval of Advisory Contract–May 2017
Federated Pennsylvania Municipal Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the
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Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and
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audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
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Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed
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expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313923708
CUSIP 313923807
28995 (10/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $151,520

Fiscal year ended 2016 - $149,795

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $5,350

Fiscal year ended 2016 - $0

Fiscal year ended 2017- - Audit consents issued for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $18,133

Fiscal year ended 2016 - $0

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, KPMG LLP (“KPMG”), the registrant’s independent public accountant, informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to KPMG and the registrant. The SEC No-Action Letter provides relief until the effectiveness of any amendments to the Loan Rule designed to address the concerns in that letter.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Municipal Securities Income Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date October 23, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date October 23, 2017